UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

UNITED DEVELOPMENT FUNDING IV

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: ____________________________________

(2)	Aggregate number of securities to which transaction applies: ____________________________________

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(4)	Proposed maximum aggregate value of transaction: __________________________________________

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(1)	Amount Previously Paid: _____________________________________________________________

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(4)	Date Filed: ___________________________________________________________________________

May 29, 2014

Dear Shareholder:

On behalf of our board of trustees, I cordially invite you to attend the 2014 Annual Meeting of Shareholders of United Development Funding IV to be held on Friday, July 25, 2014 at 10:00 a.m. local time, at the Trust’s executive offices at 1301 Municipal Way, Suite 100, Grapevine, Texas 76051. We look forward to your attendance.

The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement describe the formal business to be acted upon by our shareholders. A report on our portfolio of investments will also be presented at the 2014 Annual Meeting of Shareholders, and our shareholders will have an opportunity to ask questions.

Your vote is very important. Regardless of the number of shares of beneficial interest you own, it is very important that your shares be represented at the 2014 Annual Meeting of Shareholders. ACCORDINGLY, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE 2014 Annual Meeting OF SHAREHOLDERS IN PERSON, I URGE YOU TO SUBMIT YOUR PROXY AS SOON AS POSSIBLE. You may do this by completing, signing and dating the accompanying proxy card and returning it via fax to 1-781-633-4036 or in the accompanying self-addressed postage-paid return envelope. You also may authorize a proxy via the Internet at http://www.2voteproxy.com/udf or by telephone by dialing toll-free 1-800-830-3542. Please follow the directions provided in the proxy statement. This will not prevent you from voting in person at the 2014 Annual Meeting of Shareholders, but will assure that your vote will be counted if you are unable to attend the 2014 Annual Meeting of Shareholders.

YOUR VOTE COUNTS. THANK YOU FOR YOUR ATTENTION TO THIS MATTER, AND FOR YOUR CONTINUED SUPPORT OF, AND INTEREST IN, OUR COMPANY.

We appreciate your continued support of United Development Funding IV and encourage you to vote today.

Sincerely,

By Order of the Board of Trustees

Hollis M. Greenlaw

Chief Executive Officer

United Development Funding IV

Notice of Annual meeting of Shareholders

To be held JULY 25, 2014

To the Shareholders of United Development Funding IV:

You are cordially invited to attend the 2014 Annual Meeting of Shareholders (“Annual Meeting”) of United Development Funding IV, a Maryland real estate investment trust (“Trust”).  Notice is hereby given that the Annual Meeting will be held on Friday, July 25, 2014, at 10:00 a.m. local time, at the Trust’s executive offices at 1301 Municipal Way, Suite 100, Grapevine, Texas 76051, for the following purposes:

1.	The election of five trustees to serve until our Annual Meeting of Shareholders to be held in 2015 or until such trustees’ successors are duly elected and qualify;

2.	Approval, on a non-binding advisory basis, of a resolution approving the compensation of our named executive officer as disclosed pursuant to Item 402 of Regulation S-K;

3.	Approval, on a non-binding advisory basis, of the frequency of a non-binding advisory vote on named executive officer compensation;

4.	Approval of seven proposals to amend and restate our declaration of trust to reflect amendments described in the proxy statement in connection with a listing of our common shares on the NASDAQ Global Select Market (“NASDAQ”), should such a listing occur;

5.	Ratification of the selection of Whitley Penn LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014; and

6.	To transact such other business as may properly come before the Annual Meeting or at any adjournments or postponements thereof.

A proxy statement describing the matters to be considered at the Annual Meeting is attached to this notice.  Only holders of record of our common shares of beneficial interest at the close of business on May 23, 2014 are entitled to notice of and to vote at the meeting or any adjournments or postponements thereof.  A list of all shareholders as of May 23, 2014 will be open for inspection at the Trust’s executive offices at 1301 Municipal Way, Suite 100, Grapevine, Texas 76051 for the ten-day period immediately preceding the Annual Meeting.  We reserve the right, in our sole discretion, to adjourn or postpone the Annual Meeting to provide more time to solicit proxies for the meeting.

Your vote is very important even if you own only a small number of shares.  You may vote your shares either in person or by proxy.  In order to vote in person, you must attend the Annual Meeting.  Shareholders may submit their proxy via mail in the pre-addressed envelope provided or via telephone, fax or Internet.  For specific instructions on how to vote your shares, please refer to the instructions on the proxy card.  Investors with multiple accounts will receive a separate card for each account.

Please feel free to contact our Investor Services team at 1-800-859-9338 if you have any questions or need additional information.

We appreciate your continued support of United Development Funding IV and encourage you to vote today.

By Order of our Board of Trustees

Hollis M. Greenlaw

Chief Executive Officer

Grapevine, Texas

May 29, 2014

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY, JULY 25, 2014.

The proxy statement and annual report to shareholders is available at http://www.2voteproxy.com/udf.

For directions to the Annual Meeting, please call 1-800-859-9338.

You will need your assigned control number to vote your shares.  Your control number can be found on your proxy card.

Please sign and date the accompanying proxy card and return it promptly by fax to 1-781-633-4036 or in the accompanying self-addressed postage-paid return envelope whether or not you plan to attend.  You also may authorize a proxy electronically via the Internet at http://www.2voteproxy.com/udf or by telephone by dialing toll-free 1-800-830-3542.  Instructions are included with the proxy card.  If you attend the Annual Meeting, you may vote in person if you wish, even if you previously have returned your proxy card or authorized a proxy electronically.  You may revoke your proxy at any time prior to its exercise.

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UNITED DEVELOPMENT FUNDING IV

1301 Municipal Way, Suite 100

Grapevine, Texas 76051

____________________

Proxy Statement

_____________________

Annual Meeting Of Shareholders
To Be Held July 25, 2014

_______________________________

We are providing these proxy materials in connection with the solicitation by the board of trustees of United Development Funding IV (“UDF IV,” the “Trust,” “we,” “our,” or “us”), a Maryland real estate investment trust, of proxies for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held Friday, July 25, 2014, at 10:00 a.m. local time, at the Trust’s executive offices at 1301 Municipal Way, Suite 100, Grapevine, Texas 76051, and at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting.  We reserve the right, in our sole discretion, to adjourn the Annual Meeting to provide more time to solicit proxies for the meeting.

This proxy statement, form of proxy and voting instructions are first being mailed or given to shareholders on or about June 4, 2014.

Shareholders Entitled to Vote

Holders of our common shares of beneficial interest at the close of business on May 23, 2014 (the “Record Date”) are entitled to receive this notice and to vote their shares at the Annual Meeting.  As of the Record Date, there were 32,310,459 common shares of beneficial interest outstanding.  Each share is entitled to one vote on each matter properly brought before the Annual Meeting.

QUESTIONS AND ANSWERS

We are providing you with this proxy statement, which contains information about the items to be voted upon at the Annual Meeting. To make this information easier to understand, we have presented some of the information below in a question and answer format.

Why did you send me this proxy statement?

We sent you this proxy statement and the enclosed proxy card because our board of trustees is soliciting your proxy to vote your shares of UDF IV at the Annual Meeting.  This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission, or the SEC, and is designed to assist you in voting.

When is the Annual Meeting and where will it be held?

The Annual Meeting will be held on Friday, July 25, 2014, at 10:00 a.m. local time, at the Trust’s executive offices at 1301 Municipal Way, Suite 100, Grapevine, Texas 76051.

Who is entitled to vote, and how many shares can vote?

Only shareholders who owned our shares at the close of business on May 23, 2014, the Record Date, are entitled to receive notice of the Annual Meeting and to vote the shares that they held on that date at the Annual Meeting or any adjournments or postponements thereof.  As of the close of business on May 23, 2014, there were 32,310,459 shares outstanding.  Each share is entitled to one vote on each matter properly brought before the Annual Meeting.

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What constitutes a quorum?

If 50% of the common shares of beneficial interest outstanding on the Record Date are present at the Annual Meeting, either in person or by proxy, we will have a quorum at the meeting, permitting the conduct of business at the meeting.  Abstentions and broker non-votes will be counted to determine whether a quorum is present.  A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner.

What may I vote on?

You may vote: (i) to elect five trustees, each to hold office for a one-year term expiring at the 2015 Annual Meeting of Shareholders and until his successor is duly elected and qualifies; (ii) to approve, on a non-binding advisory basis, a resolution approving the compensation of our named executive officer as disclosed pursuant to Item 402 of Regulation S-K; (iii) to approve, on a non-binding advisory basis, the frequency of a non-binding advisory vote on named executive officer compensation; (iv) to approve seven proposals to amend and restate our declaration of trust in connection with a listing of our common shares on NASDAQ, should such a listing occur; (v) to ratify the appointment of Whitley Penn LLP as our independent registered public accounting firm for the year ending December 31, 2014; and (iv) on such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

How does the board of trustees recommend I vote on the proposals?

Unless you give other instructions on your proxy card, the individuals named on the card as proxy holders will vote in accordance with the recommendations of our board of trustees.  Our board of trustees recommends that: (i) you vote your shares “FOR ALL” nominees to our board of trustees; (ii) you vote your shares “FOR” the advisory vote to approve the named executive officer compensation as disclosed pursuant to Item 402 of Regulation S-K; (iii) you vote your shares to recommend that an advisory vote to approve, on an advisory basis, named executive officer compensation be held “EVERY THREE YEARS”; (iv) you vote your shares “FOR” each of the seven proposals to amend and restate our declaration of trust; and (v) you vote your shares “FOR” the ratification of the appointment of Whitley Penn LLP as our independent registered public accounting firm for the year ending December 31, 2014.  No trustee has informed us that he intends to oppose any action intended to be taken by us.

Why is the board of trustees seeking to amend and restate the declaration of trust?

Our offering terminated on May 13, 2013. As our offering stage has closed, our board of trustees has considered various forms of liquidity, including a listing of our common shares on NASDAQ. On April 28, 2014, we announced that our board of trustees has decided to list our common shares on NASDAQ. While we cannot assure you if or when a listing of our common shares on NASDAQ will be completed, our board of trustees believes that an amendment and restatement of our declaration of trust would be desirable in connection with a potential listing of our common shares. Our declaration of trust currently includes certain provisions required by the Statement of Policy Regarding Real Estate Investment Trusts published by the North American Securities Administrators Association, or the NASAA REIT Guidelines, which apply to REITs with shares that are publicly registered with the SEC but are not listed on a national securities exchange. If we become a listed company, it will no longer be necessary for our declaration of trust to include these provisions from the NASAA REIT Guidelines, which are not typically included in the charters of exchange-traded REITs and other companies, including our competitors. In addition to removing those NASAA REIT Guidelines provisions from our declaration of trust that will no longer be necessary upon our listing, we are seeking to update our declaration of trust in other respects to reflect recent developments in public company governance and to more closely reflect listed company standards. We believe operating under our existing declaration of trust as a listed company could restrict our ability to achieve our highest possible value per share, compete effectively for investment opportunities, management talent and attracting and retaining independent trustees.

In addition, we are proposing certain other changes to our declaration of trust to take effect in connection with a potential listing, including the removal of certain provisions governing our relationship with an external advisor and sponsor, certain changes for clarification purposes and other changes to make our declaration of trust consistent with Maryland law, under which we are formed.

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We only intend to cause the amendment and restatement of our declaration of trust to become effective in connection with a listing of our common shares of beneficial interest on NASDAQ. If approved by our shareholders and, if our common shares of beneficial interest become listed on NASDAQ, upon the later of such approval by our shareholders or our listing, we would file the amendment and restatement of our declaration of trust in Maryland with the State Department of Assessments and Taxation of Maryland (the “SDAT”), which would be effective upon the acceptance for record of the amendment and restatement of our declaration of trust by the SDAT.

Why is the Trust considering a listing of the common shares?

With a successful listing on NASDAQ, our shareholders would have greater access to liquidity with the flexibility to sell or retain shares based on public market value. Currently, our shareholders’ options for liquidity are very limited. In addition, as a listed company, we would have the opportunity to better access institutional investors and related capital sources to fund the continued growth of the Trust.

There can be no assurance that we will successfully list our common shares on NASDAQ or that, if we are successful in listing, an active trading market for our common shares would develop and be sustained or that the price at which our common shares may trade in the future would increase.

What would be the consequences of a failure to approve the proposed amendment and restatement of our declaration of trust?

If any of the proposals to amend and restate our declaration of trust is not approved, our board of trustees may determine not to list our common shares of beneficial interest on NASDAQ. We are not, however, prohibited from doing so; and we may consider listing our common shares of beneficial interest on NASDAQ before our shareholders vote on the proposals to amend and restate our declaration of trust, or we may consider listing our common shares of beneficial interest on NASDAQ if our board of trustees determines that a listing without the amendment and restatement of our declaration of trust, or with an amendment and restatement of our declaration of trust that does not include certain proposed amendments that were not approved by our shareholders, would be in the best interests of our shareholders. If we were to decide to list our common shares prior to, or without, the amendment and restatement of our declaration of trust, or with an amendment and restatement of our declaration of trust that does not include certain proposed amendments that were not approved by our shareholders, we believe that operating in such manner as a listed entity could restrict our ability to compete effectively for investment opportunities and management talent and to attract and retain independent trustees.

How do I vote?

You may vote your shares either in person or by proxy.  In order to vote in person, you must attend the Annual Meeting.  Whether or not you plan to attend the meeting and vote in person, we urge you to have your vote recorded by authorizing a proxy and giving the proxy holder permission to vote your shares at the Annual Meeting.  The proxy holders who will vote your shares as you instruct are Todd F. Etter and Hollis M. Greenlaw.  The proxy holders will vote your shares as you instruct, unless you return your signed proxy card, or authorize a proxy by telephone or over the Internet, but do not indicate how you wish to vote.  In this case, the proxy holders will vote in accordance with the recommendation of the board of trustees or, in the absence of such a recommendation, in the discretion of the proxy holders.

Shareholders may submit their proxy via mail or fax, using the enclosed proxy card.  In addition, shareholders of record may authorize a proxy by following the “Telephone” instructions on the enclosed proxy card.  Shareholders of record with Internet access may authorize a proxy by following the “Internet” instructions on the enclosed proxy card.  The telephone and Internet voting procedures are designed to authenticate the shareholder’s identity and to allow shareholders to authorize a proxy and confirm that their instructions have been properly recorded.  If the telephone or Internet option is available to you, we strongly encourage you to use it because it is faster and less costly.  If you attend the Annual Meeting, you may also submit your vote in person, and any previous votes or proxies that you submitted will be superseded by the vote that you cast at the Annual Meeting.  The proxy holders will not vote your shares if you do not return the enclosed proxy card or authorize your proxy by telephone or over the Internet.  This is why it is important for you to return the proxy card or authorize your proxy by telephone or over the Internet as soon as possible whether or not you plan on attending the meeting in person.

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What vote is required to approve each proposal that comes before the Annual Meeting?

To elect the trustee nominees, the affirmative vote of a majority of our common shares present in person or by proxy at a meeting at which a quorum is present must be cast in favor of the proposal.  Abstentions and broker non-votes will count as votes against the proposal to elect the trustee nominees.

The advisory resolutions are non-binding on us and our board of trustees.

With respect to the advisory resolution regarding the compensation of our named executive officer, although this proposal relates to a non-binding, advisory vote, our board of trustees will carefully consider the outcome of the vote. In counting votes on this advisory resolution, abstentions will be counted as votes against the matter and broker non-votes, if any, will not be counted as votes cast and therefore will have no effect. To the extent there are a significant number of negative votes or abstentions on this resolution, we would expect to initiate procedures to better understand the concerns that influenced the resolution. Our board of trustees will consider constructive feedback obtained through this process in making future decisions about named executive officer compensation programs.

With respect to the advisory resolution regarding the frequency of the shareholder vote to solicit support for our named executive officer compensation, because this proposal relates to a non-binding, advisory vote, there is no “required vote” that would constitute approval. Our board of trustees will carefully consider the outcome of the vote when making its decision regarding the frequency of future advisory votes on named executive officer compensation. In counting votes on this advisory resolution, abstentions and broker non-votes are disregarded. However, because this vote is advisory and not binding, our board of trustees may decide that it is in the best interests of us and our shareholders to hold future advisory votes on named executive officer compensation more or less frequently than the alternative that has been selected by our shareholders.

To approve each proposal to amend and restate our declaration of trust, the affirmative vote of a majority of all votes entitled to be cast on each proposal must be cast in favor of each such proposal. Abstentions and broker non-votes will count as votes against each proposal to amend and restate our declaration of trust.

To ratify the appointment of Whitley Penn LLP, the affirmative vote of a majority of all votes cast at a meeting at which a quorum is present must be cast in favor of the proposal.  Abstentions and broker non-votes will have no impact on the proposal to ratify the appointment of Whitley Penn LLP.

Will my vote make a difference?

Yes.  Your vote is needed to ensure that the proposals can be acted upon.  YOUR VOTE IS VERY IMPORTANT EVEN IF YOU OWN ONLY A SMALL NUMBER OF SHARES!  Your immediate response will help avoid potential delays and may save us significant additional expense associated with soliciting shareholder votes.  We encourage you to participate in the governance of UDF IV and welcome your attendance at the Annual Meeting.

What if I return my proxy card and then change my mind?

You have the right to revoke your proxy at any time before the vote by:

•	providing written notice of such revocation to Donna Lawson, at the Trust’s corporate address;

•	properly signing and submitting a new proxy card with a later date;

•	authorizing a new proxy by telephone or Internet (your latest telephone or Internet proxy is counted); or

•	attending and voting your shares in person at the Annual Meeting. Attending the Annual Meeting will not revoke your proxy unless you specifically request it.

If you hold your shares in “street name,” you will need to contact the institution that holds your shares and follow its instructions for revoking a proxy.

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How will voting on any other business be conducted?

Other than the matters described in this proxy statement, we do not expect any additional matters to be presented for a vote at the Annual Meeting.  If any other business is properly presented at the Annual Meeting and you are authorizing a proxy, your proxy grants Todd F. Etter and Hollis M. Greenlaw, as proxy holders, the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

Who pays the cost of this proxy solicitation?

The costs of proxy solicitation will be borne by us.  We have hired DST Systems to assist us in the distribution of proxy materials and solicitation of votes described above.  We will pay DST Systems a fee of $2,500 plus customary costs and expenses for these services.  In addition, we expect to pay DST Systems, our transfer agent, approximately $12,000 for communication with our shareholders prior to the Annual Meeting and solicitation of proxies by telephone.  In addition to the mailing of these proxy materials, the solicitation of proxies may be made in person, by telephone or by electronic communication by our trustees and officers who will not receive any additional compensation for such solicitation activities.  We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to our shareholders.

Who should I call if I have any questions?

If you have any questions about how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, you should contact:

Investor Services

1301 Municipal Way, Suite 100

Grapevine, TX  76051

1-800-859-9338

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PROPOSAL 1 – ELECTION OF TRUSTEES

Our declaration of trust and bylaws provide that the number of our trustees may be established by a majority of the entire board of trustees.  Scot W. O’Brien, who had served as a member of our board of trustees since August 2008, resigned as a member of our board of trustees in April 2014. In connection therewith, our board of trustees has reduced the size of our board from six trustees to five trustees. We currently have five trustees, three of whom are independent trustees under the definition of independence set forth in our declaration of trust and the independence tests provided under the rules of NASDAQ.

A total of five trustees are scheduled to be elected at the Annual Meeting to serve for a one-year term ending on the date of the 2015 Annual Meeting of Shareholders and until their successors are duly elected and qualify.  The nominees for members of our board of trustees are set forth below.  Unless authorization is withheld, the persons named as proxies will vote FOR ALL nominees for trustees listed below unless otherwise specified by the shareholder.  Each of the nominees has consented to being named as a nominee in this proxy statement and has agreed that, if elected, he will serve on our board of trustees for a one-year term ending on the date of the 2015 Annual Meeting of Shareholders and until their successors are duly elected and qualify.  In the event any nominee is unable or declines to serve as a trustee at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present board of trustees to fill the vacancy.  In the event that additional persons are nominated for election as trustees, the proxy holders intend to vote all proxies received by them for the nominees listed below and against any other nominees.  As of the date of this proxy statement, our board of trustees is not aware of any nominee who is unable or will decline to serve as trustee.  All of the nominees listed below already are serving as our trustees and constitute all of our current trustees. We are not aware of any family relationship among any of the nominees to become trustees or executive officers of the Trust. Each of the nominees for election as trustee has stated that there is no arrangement or understanding of any kind between him and any other person relating to his election as a trustee, except that such nominees agreed to serve as our trustees if elected.

The election to our board of trustees of each of the five nominees identified in this proxy statement will require the affirmative vote of a majority of the common shares of beneficial interest present in person or by proxy at a meeting at which a quorum is present.

OUR BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR ALL” NOMINEES IDENTIFIED BELOW.

Nominees to Board of Trustees

The names and ages (as of December 31, 2013) of the persons nominated for election as our trustees are set forth below:

Name	Age	Offices Held

Hollis M. Greenlaw	49	Chief Executive Officer and Chairman of the Board of Trustees
Phillip K. Marshall	64	Independent Trustee
J. Heath Malone	47	Independent Trustee
Steven J. Finkle	64	Independent Trustee
John R. (“Bobby”) Ray	68	Trustee

Trustee Qualifications

We believe our board of trustees should encompass a diverse range of talent, skill and expertise sufficient to provide sound and prudent guidance with respect to our operations and interests. Each trustee also is expected to: exhibit high standards of integrity, commitment and independence of thought and judgment; use his or her skills and experiences to provide independent oversight to our business; participate in a constructive and collegial manner; be willing to devote sufficient time to carrying out their duties and responsibilities effectively; devote the time and effort necessary to learn our business and our board of trustees; and represent the long-term interests of all shareholders.  We have determined that our board of trustees as a whole must have the right mix of characteristics and skills for the optimal functioning of the board in its oversight of the Trust. We believe our board of trustees should be comprised of persons with skills in areas such as: finance; real estate; strategic planning; leadership of business organizations; and legal matters. In addition to the targeted skill areas, our board of trustees looks for a strong record of achievement in key knowledge areas that it believes are critical for trustees to add value to the board, including:

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•	Strategy — knowledge of our business model, the formulation of business strategies, knowledge of key competitors and markets;

•	Leadership — skills in coaching and working with senior executives and the ability to assist the Chief Executive Officer;

•	Relationships — understanding how to interact with investors, accountants, attorneys, analysts and markets in which we operate; and

•	Functional — understanding of finance matters, financial statements and auditing procedures, technical expertise, legal issues, information technology and marketing.

Business Experience of Nominees

The following is a summary of the business experience of the nominees for election as our trustees.

Hollis M. Greenlaw. Mr. Greenlaw has served as our Chief Executive Officer and Chairman of our board of trustees since our formation in May 2008. Mr. Greenlaw also has served as Chief Executive Officer of UMTH Land Development, L.P. (“UMTH LD”), our asset manager, since March 2003 and served as its President from March 2003 until July 2011.   He also has served as partner, Vice Chairman and Chief Executive Officer of UMT Holdings, L.P. (“UMTH”) and as President, Chief Executive Officer and a director of UMT Services, Inc. (“UMT Services”) since March 2003. Mr. Greenlaw is also the co-founder of United Development Funding, L.P. (“UDF I”), United Development Funding II, L.P. (“UDF II”), United Development Funding III, L.P. (“UDF III”) and United Development Funding Land Opportunity Fund, L.P. (“UDF LOF”). UDF I, UDF II, UDF III and UDF LOF are affiliated real estate finance companies that provide custom financing, including transactions involving real estate development and construction loans and credit enhancements, and make opportunistic purchases of land for residential lot development and home construction. Mr. Greenlaw has directed the funding of more than $1.5 billion in loans and land banking transactions and over $168 million in equity investments through us and through these other United Development Funding products, receiving more than $686 million in repayments and over $92 million in equity investment distributions to date. From March 1997 until June 2003, Mr. Greenlaw served as Chairman, President and Chief Executive Officer of a multi-family real estate development and management company owned primarily by The Hartnett Group, Ltd., a closely-held private investment company managing more than $40 million in assets. There he developed seven multi-family communities in Arizona, Texas, and Louisiana with a portfolio value exceeding $80 million. Prior to joining The Hartnett Group, Mr. Greenlaw was an attorney with the Washington, D.C. law firm, Williams & Connolly, where he practiced business and tax law.  Mr. Greenlaw was a member of Phi Beta Kappa at Bowdoin College and received his Juris Doctorate from the Columbia University School of Law in 1990. Mr. Greenlaw is a member of the Maine, District of Columbia, and Texas bars. Our board of trustees selected Mr. Greenlaw to serve as a trustee because he is our Chief Executive Officer and has served in various executive roles with our sponsor or its affiliates since 2003. He has expansive knowledge of the public homebuilding and real estate industries, and has relationships with chief executives and other senior management at a multitude of real estate companies. His demonstrated leadership skills, business expertise and extensive REIT executive experience provide him with the skills and qualifications to serve as a trustee.

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Phillip K. Marshall.  Mr. Marshall has served as one of our independent trustees since August 2008 and serves as the chairman of our audit committee.   Since September 2006, Mr. Marshall has served as an independent trustee of United Mortgage Trust (“UMT”), a REIT that invests exclusively in: (i) lines of credit and secured loans for the acquisition and development of single-family home lots; (ii) lines of credit and loans secured by developed single-family lots; (iii) lines of credit and loans secured by completed model homes; (iv) loans provided to entities that have recently filed for bankruptcy protection under Chapter 11 of the U.S. bankruptcy code, secured by a priority lien over pre-bankruptcy secured creditors; (v) lines of credit and loans, with terms of 18 months or less, secured by single-family lots and homes constructed thereon; (vi) discounted cash flows secured by assessments levied on real property; and (vii) credit enhancements to real estate developers, homebuilders, land bankers and other real estate investors who acquire real property, subdivide real property into single-family residential lots, acquire finished lots and/or build homes on such lots. As a trustee of UMT, Mr. Marshall participates in the monthly review and approval of real estate investments made and managed by such entities, and also participates annually in the review and restatement of such entities’ investment policies. Mr. Marshall also currently chairs the UMT audit committee and serves on the UMT financial reporting and liquidity committees.  From May 2007 to the present, Mr. Marshall has served as Chief Financial Officer of Rick’s Cabaret International, Inc., a publicly traded restaurant and entertainment company.  From February 2007 to May 2007, he served as Controller of Dorado Exploration, Inc., a privately held oil and gas company.  From July 2003 to January 2007, he served as Chief Financial Officer of CDT Systems, Inc., a publicly held company that was located in Addison, Texas and was engaged in water technology.  From 2001 to 2003, he was a principal of Whitley Penn LLP, independent certified public accountants.  From 1992 to 2001, Mr. Marshall served as Director of Audit Services at Jackson & Rhodes PC, where he consulted in the structure and formation of UMT in 1996, including developing the criteria necessary to determine the type of assets suitable for acquisition by UMT pursuant to its desire to qualify as a real estate investment trust.  While at Jackson & Rhodes PC and subsequently with Whitley Penn LLP, Mr. Marshall served as the audit partner for UMT.  From 1991 to 1992, Mr. Marshall served as an audit partner at Toombs, Hall and Foster; from 1987 to 1991, he served as an audit partner for KPMG Peat Marwick (“KPMG”); and from 1980 to 1987, he served as audit partner for KMG Main Hurdman (“KMG”).  As an audit partner for KPMG and KMG, Mr. Marshall had extensive experience working with a number of mortgage banking clients and savings and loan institutions involved in residential real estate finance.  In his capacity as auditor and audit partner for his mortgage banking clients, Mr. Marshall performed reviews and tests of income recognition and reporting, quality of asset testing (including analysis of real estate appraisals), historical loss reserves and comparison to industry loss reserves.  Additionally, Mr. Marshall performed single audit procedures to assess the adequacy of loan servicing services including collections, cash management and reporting procedure testing, and escrow analysis. Mr. Marshall is a Certified Public Accountant in the State of Texas.  He received a BBA in Accounting, Texas State University in 1972.   Our board of trustees selected Mr. Marshall to serve as a trustee in part due to his financial and accounting expertise, as well as his knowledge of the financial markets in which we operate.  Our board of trustees believes that his experience as a partner at a public accounting firm, as well as his previous service on the board of trustees of a real estate investment trust, will bring value to us, particularly in his role as the audit committee chairman and audit committee financial expert.

J. Heath Malone.  Mr. Malone has served as one of our independent trustees since August 2008 and serves as the chairman of our nominating and governance committee.  Mr. Malone is a co-founder and partner of Max Industries, LTD., an Inc. 5,000 company, which does business as Max Furniture.  Max Furniture is a designer, importer and on-line retailer of furniture with $15 million in annual revenue.  Since 2002, Mr. Malone has served as Chief Financial Officer of Max Furniture, managing all aspects of its operations including financing, accounting, administration, transportation management and warehouse management, and serving as one of the two principal buyers for the company.  Previously, Mr. Malone was the Chief Financial Officer of Mericom Corporation from 1998 to 2002.  Mericom was engaged in the service and installation of wireless networks throughout the United States.  During Mr. Malone’s tenure, Mericom grew from a small regional $5 million firm to a $60 million national company.  From 1995 to 1998, Mr. Malone served as the Chief Operating Officer of OmniAmerica Development, a Hicks, Muse, Tate & Furst company in the business of designing and building cell tower networks throughout the United States.  Working with a sister company, Specialty Teleconstructors, OmniAmerica Development became the third-largest owner of cellular phone towers in the United States prior to an acquisition by American Tower in 1998.  Mr. Malone was the Chief Financial Officer of US Alarm Systems from 1992 to 1995, building that company from a startup to a mid-sized regional alarm firm.  From 1989 to 1992, he was employed by Arthur Andersen LLP, an international accounting and consulting firm.  At Arthur Andersen, Mr. Malone specialized in manufacturing and retail companies and served on a fraud audit team.  Mr. Malone is a Certified Public Accountant and received a Bachelor of Arts degree in accounting from Southern Methodist University in Dallas in 1989.  Our board of trustees selected Mr. Malone to serve as a trustee in part due to his financial and accounting expertise, as well as his experience in raising capital through public and private markets.  Our board of trustees believes he will bring value to us in his role as an audit committee member, as well as providing an entrepreneurial perspective to our board of trustees.

Steven J. Finkle.  Mr. Finkle has served as one of our independent trustees since August 2008 and serves as the chairman of our compensation committee.   In 1995, Mr. Finkle founded National Brokerage Associates (“NBA”) and currently serves as its President.  NBA is a full service insurance brokerage house serving agents in the Washington, D.C. metropolitan area and on a national basis.  NBA has a niche in the variable life marketplace and has been involved with designing several variable life insurance products.  A full service brokerage firm specializing in life, annuities, long term care, and disability, NBA works with several nationwide broker-dealers, a number of banks and the insurance brokerage community.  From 1989 to 1995, Mr. Finkle served as a partner and President of CFG Insurance Services.  In 1975, Mr. Finkle became part of the first franchised insurance brokerage operation in the United States when he co-founded MTA Brokerage.  From 1972 to 1974, Mr. Finkle served as an assistant manager for the insurance brokerage firm of Johnson & Higgins at the Atlanta, Georgia regional office and later with National Life of Vermont. Mr. Finkle holds Series 7, 24, and 63 securities licenses and serves on the advisory committee for multiple insurance carriers.  Mr. Finkle currently serves as Chairman of the Brokerage Task Force of the Association for Advanced Life Underwriting, a membership organization of over 2,200 of the top producing life insurance agents in the country, and is a partner of Brokerage Resources of America, an affiliation of national insurance brokerage firms.  Mr. Finkle also previously served on the boards of directors of the District of Columbia Association of Insurance and Financial Advisors and the National Association of Life Brokerage Agencies, the premier association representing the insurance brokerage community.  Mr. Finkle received his B.B.A. degree in Insurance from Georgia State University in 1972 where he was a Kemper Scholar.  Our board of trustees selected Mr. Finkle to serve as a trustee due to his strong relationships and his understanding of the financial and brokerage markets.  Our board of trustees believes that this experience will bring valuable operational expertise and insight to the board of trustees.

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John R. (“Bobby”) Ray. Mr. Ray has served as one of our trustees since September 2013.  From January 2012 through January 2013, Mr. Ray served as the Vice Chairman and Partner at Darling Homes, until the company was acquired by Taylor Morrison Homes, a public homebuilder. From 2003 through 2011, Mr. Ray served as Group President of K. Hovnanian Homes (Texas and Florida), focused on building and designing homes in select locations in Texas and Florida, and was responsible for managing due diligence efforts on homebuilder acquisitions, evaluating and approving land acquisitions and dispositions, evaluating personnel and overseeing all operations. At the peak in 2006, while at K. Hovnanian, Mr. Ray managed approximately 6,000 closings and almost $2 billion in revenues.  From 1999 to 2003, Mr. Ray was President of K. Hovnanian Homes (Dallas/Fort Worth). From 1994 to 1999, Mr. Ray was President and Partner of Goodman Family of Builders, L.P., a private homebuilder in the Dallas/Fort Worth area which K. Hovnanian Homes acquired in October 1999. Mr. Ray formerly served as Chairman of the Board of Plano Presbyterian Hospital and currently serves on the Texas Health Resources North Zone board. From 2004 to 2012, Mr. Ray served on the board of Northern Trust Banks of Texas. From 1995 to 2007, Mr. Ray served on the Board of Regents at the University of North Texas and, from 1999 through 2007, he served as its Chairman, a position appointed by the Governor of Texas. Mr. Ray previously served on the board of the Home Builders Association of Greater Dallas and the Texas Association of Builders and as the President and Director of the Collin County Homebuilders Association. Mr. Ray holds a Bachelors of Business Administration from the University of North Texas. Our board of trustees believes that Mr. Ray’s experience as an executive officer in both private and public homebuilding companies, including land development, construction, finance and management, brings value to us as an independent trustee.

Board Meetings and Trustee Attendance at Annual Meetings of Shareholders

The board of trustees held 7 regular meetings and acted by unanimous consent 82 times during the fiscal year ended December 31, 2013.  Each trustee attended all of the board meetings during their tenure as a trustee in 2013.  The audit committee met 4 times during 2013, with all committee members attending the meetings.  Although we do not have a formal policy regarding attendance by members of our board of trustees at our Annual Meeting of Shareholders, we encourage all of our trustees to attend.

Trustee Independence

We have a five-member board of trustees. Our declaration of trust provides that a majority of the trustees must be “independent trustees.”  Two of our trustees, Hollis M. Greenlaw and John R. (“Bobby”) Ray, are affiliated with us and we do not consider them to be independent trustees.  Our three remaining trustees qualify as “independent trustees” as defined in our declaration of trust in compliance with the requirements of the NASAA REIT Guidelines.  As defined in our declaration of trust, the term “independent trustee” means a trustee who is not on the date of determination, and within the last two years from the date of determination has not been, directly or indirectly associated with our sponsor or our advisor by virtue of: (i) ownership of an interest in our sponsor, our advisor or any of their affiliates, other than in us; (ii) employment by our sponsor, our advisor or any of their affiliates; (iii) service as an officer or director of our sponsor, our advisor or any of their affiliates, other than as our trustee or a director or trustee of any other real estate investment trust organized by our sponsor or advised by our advisor; (iv) performance of services, other than as a trustee for us; (v) service as a director or trustee of more than three real estate investment trusts organized by our sponsor or advised by our advisor; or (vi) maintenance of a material business or professional relationship with our sponsor, our advisor or any of their affiliates.  A business or professional relationship is considered “material” if the aggregate gross income derived by a trustee from our sponsor, our advisor and their affiliates (excluding fees for serving as our trustee or another real estate investment trust or real estate program that is organized, advised or managed by our advisor or its affiliates) exceeds 5% of either the trustee’s annual gross income during either of the last two years or the trustee’s net worth on a fair market value basis.  An indirect association with our sponsor or our advisor shall include circumstances in which a trustee’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law is or has been associated with our sponsor, our advisor, any of their affiliates or with us.

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While our shares are not currently listed on NASDAQ, each of our independent trustees would also qualify as independent under the rules of NASDAQ.

Board Leadership Structure

Mr. Greenlaw serves as both our Chairman of the Board of Trustees and Chief Executive Officer.  Our independent trustees have determined that the most effective leadership structure for us at the present time is for our Chief Executive Officer to also serve as our Chairman of the Board of Trustees.  Our independent trustees believe that because our Chief Executive Officer is ultimately responsible for our day-to-day operations and for executing our business strategy, and because our performance is an integral part of the deliberations of our board of trustees, our Chief Executive Officer is the trustee best qualified to act as Chairman of the Board of Trustees.  Our board of trustees retains the authority to modify this structure to best address our unique circumstances, and so advance the best interests of all shareholders, as and when appropriate.  In addition, although we do not have a lead independent trustee, our board of trustees believes that the current structure is appropriate, as we are externally managed by UMTH General Services, LP (“UMTH GS” or our “Advisor”), whereby all operations are conducted by our Advisor or its affiliates.

Our board of trustees also believes, for the reasons set forth below, that its existing corporate governance practices achieve independent oversight and management accountability, which is the goal that many seek to achieve by separating the roles of Chairman of the Board of Trustees and Chief Executive Officer.  Our governance practices provide for strong independent leadership, independent discussion among trustees and independent evaluation of, and communication with, many members of senior management.  These governance practices are reflected in our Code of Business Conduct and Ethics, or our Code of Ethics. Some of the relevant processes and other corporate governance practices include:

•	A majority of our trustees are independent trustees. Each trustee is an equal participant in decisions made by our full board of trustees. In addition, all matters that relate to our sponsor, our Advisor or any of their affiliates must be approved by a majority of our independent trustees. The audit committee is comprised entirely of independent trustees.

•	Each of our trustees is elected annually by the shareholders.

Board Committees

As of December 31, 2013, the board of trustees had established an audit committee and a special committee. In April 2014, the board of trustees established a compensation committee and a nominating and governance committee.  From time to time, our board of trustees may establish other committees it deems appropriate to address specific areas in more depth than may be possible at a full board of trustees meeting.

Audit Committee

Our audit committee is composed of Messrs. Marshall, Finkle, and Malone, all independent trustees.  Each of our audit committee members would qualify as independent under the NASDAQ’s rules applicable to audit committee members. Our board of trustees has determined that Mr. Marshall, the chairman of the audit committee, qualifies as an “audit committee financial expert,” as defined by SEC regulations, based on the experience described in “– Business Experience of Nominees,” above.  The audit committee of the board reports regularly to the full board.  The audit committee meets periodically throughout the year, usually in conjunction with regular meetings of the board.

The audit committee, by approval of at least a majority of the members, selects the independent registered public accounting firm to audit our annual financial statements, reviews with the independent registered public accounting firm the plans and results for the audit engagement, approves the audit and non-audit services provided by the independent registered public accounting firm, reviews the independence of the independent registered public accounting firm, considers the range of audit and non-audit fees and reviews the adequacy of our internal controls.  Our board of trustees has adopted a charter for the audit committee that sets forth its specific functions and responsibilities.  A copy of the audit committee charter is available in the “Legal” section of our website, www.udfonline.com. The audit committee met 4 times during 2013.

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Compensation Committee

Prior to April 2014, we did not have a separate compensation committee. Our board of trustees believed that it was appropriate for our board of trustees not to have a standing compensation committee prior to April 2014 based upon the fact that our executive officers did not receive compensation directly from us for services rendered to us.

In February 2014, our board of trustees appointed Stacey H. Dwyer as our Chief Operating Officer, and in connection with this appointment, we entered into an employment agreement with Ms. Dwyer. Ms. Dwyer thereby became our only employee and is directly compensated by us. As a result of the direct compensation by the Trust of one of our executive officers, in April 2014, our board of trustees determined that it is in the Trust’s best interests to establish a compensation committee composed of Messrs. Finkle and Marshall, both independent trustees. Mr. Finkle serves as the chairman of the compensation committee. A copy of the compensation committee charter is available in the “Legal” section of our website, www.udfonline.com. The compensation committee will oversee the Trust’s compensation and any employee benefit plans and practices, including any executive compensation plans, incentive-compensation and equity-based plans. The compensation committee also will oversee and review the advisory agreement with our advisor and will oversee any equity plan that may be established by the Trust. With respect to the Trust’s executive compensation plans, the compensation committee’s duties will include, but will not be limited to, reviewing at least annually the goals and objectives of the executive compensation plans; reviewing at least annually the executive compensation plans in light of the Trust’s goals and objectives with respect to such plans; evaluating at least annually the performance of the Trust’s chief executive officer in light of the goals and objectives of the Trust’s executive compensation plans and determining (either as a committee or together with the other independent trustees, as directed by the board of trustees) the chief executive officer’s compensation based on such evaluation; evaluating at least annually the performance of the other executive officers and making recommendations to the board of trustees regarding their compensation; evaluating annually the appropriate level of compensation for independent trustees for service on the board of trustees or committees; and reviewing and approving any severance or termination arrangements. With respect to the Trust’s general compensation and employee benefit plans, the compensation committee’s duties will include, but will not be limited to, reviewing at least annually the goals and objectives of such general compensation plans and other employee benefit plans; reviewing at least annually such general compensation plans and other employee benefit plans in light of the goals and objectives of such plans; reviewing all equity-compensation plans to be submitted for shareholder approval; and reviewing and approving all equity-compensation plans that are exempt from such shareholder approval requirement. The compensation committee also will annually evaluate the performance of our advisor in light of the goals and objectives of the Trust and the terms of the advisory agreement.

The compensation committee may delegate its duties and responsibilities to one or more subcommittees, consisting of at least two members of the compensation committee, as it determines appropriate. In addition, the compensation committee has the authority to retain or obtain the advice of such consultants, outside counsel and other advisors as it determines appropriate to assist it in the full performance of its functions. The compensation committee will be directly responsible for the appointment, compensation and oversight of the work of any consultants, outside counsel and other advisors retained by the compensation committee, and will receive appropriate funding, as determined by the compensation committee, from the Trust for payment of compensation to any such advisors.

Nominating and Governance Committee

Prior to April 2014, we did not have a separate nominating and governance committee.  We believed that our board of trustees was qualified to perform the functions typically delegated to a nominating and governance committee and that the formation of a separate committee was not necessary prior to April 2014.  Instead, our full board of trustees performed functions similar to those which might otherwise normally be delegated to such a committee, including, among other things, developing a set of corporate governance principles, adopting a code of ethics, adopting objectives with respect to conflicts of interest, monitoring our compliance with corporate governance requirements of state and federal law, establishing criteria for prospective members of our board of trustees, conducting candidate searches and interviews, overseeing and evaluating our board of trustees and our management, evaluating from time to time the appropriate size and composition of our board of trustees and recommending, as appropriate, increases, decreases and changes to the composition of our board of trustees and formally proposing the slate of trustees to be elected at each annual meeting of our shareholders.

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In April 2014, our board of trustees established a nominating and governance committee composed of Messrs. Malone, Finkle and Marshall, all independent trustees. Mr. Malone serves as the chairman of the nominating and governance committee. A copy of the nominating and governance committee charter is available in the “Legal” section of our website, www.udfonline.com. The nominating and governance committee will identify and recommend to our board of trustees individuals qualified to serve as trustees of the Trust and on committees of the board of trustees; will advise the board of trustees with respect to the board’s composition, procedures and committees; will develop and recommend to the board of trustees a set of governance principles applicable to the Trust; and will oversee the evaluation of the board of trustees and the Trust’s management. With respect to candidates for our board of trustees, the nominating and governance committee’s duties and responsibilities will include identifying, recruiting and, if appropriate, interviewing candidates to fill positions on the board of trustees, including persons suggested by shareholders or others; establishing procedures to be followed by shareholders in submitting recommendations for board candidates; reviewing the background and qualifications of individuals considered as trustee candidates (including experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the nominating and governance committee considers appropriate in the context of the needs of the board of trustees; recommending trustee nominees for election by the shareholders or appointment by the board of trustees; and reviewing the suitability for continued service as a trustee of each member of the board of trustees. The nominating and governance committee may delegate its duties and responsibilities to one or more subcommittees as it determines appropriate. The nominating and governance committee will have the authority to retain such outside counsel, experts, and other advisors as it determines appropriate to assist it in the full performance of its functions, including any search firm used to identify trustee candidates, and to approve the fees and other retention terms of any advisors retained by the nominating and governance committee.

Special Committee

During the fiscal year ended December 31, 2013, our board of trustees established a special committee for the purpose of (a) reviewing, considering, investigating, evaluating and negotiating certain proposed transactions involving the Trust, and (b) determining whether any such proposed transaction is fair to and in the best interests of the Trust and its shareholders (other than any affiliated shareholders). Currently, the special committee is composed of Messrs. Marshall, Finkle, and Malone, all independent trustees.

Compensation of Trustees

We currently pay each of our independent trustees, as well as any trustees who are not also our executive officers or executive officers of our Advisor or its affiliates, an annual retainer of $25,000 per year.  In addition, we currently pay each of our independent trustees, as well as any trustees who are not also our executive officers or executive officers of our Advisor or its affiliates, (i) $2,000 for each board or committee meeting attended in person (the chairman of the audit committee shall receive $3,000 for each audit committee meeting attended in person) and (ii) $250 for each board or committee meeting attended by telephone.  In the event that there are multiple meetings in one day, the fees will be limited to $2,000 per day ($3,000 per day payable to the chairman of the audit committee if one of the meetings is of the audit committee).

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The following table sets forth a summary of the compensation received by our trustees during the fiscal year ended December 31, 2013:

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards (1)	Non-Equity Incentive Plan Compensation (2)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings (3)	All Other Compensation	Total
Hollis M. Greenlaw (4)	$-	$-	$-	$-	$-	$-	$-
Scot W. O’Brien (5)	$31,000	-	-	-	-	-	$31,000
Phillip K. Marshall	$32,000	-	-	-	-	-	$32,000
J. Heath Malone	$32,000	-	-	-	-	-	$32,000
Steven J. Finkle	$32,000	-	-	-	-	-	$32,000
John R. (“Bobby”) Ray (4)	$8,000	-	-	-	-	-	$8,000

(1)	The Trust does not have a share option plan.
(2)	The Trust does not have an incentive plan.
(3)	The Trust does not have a pension plan.
(4)	Denotes a trustee who is not considered an independent trustee or who is also our executive officer or an executive officer of our Advisor or its affiliates.
(5)	Mr. O’Brien resigned as a member of our board of trustees in April 2014.

In April 2014, our board of trustees approved revised forms of compensation to be paid to our trustees after a listing of our common shares of beneficial interest on NASDAQ. After such a listing, we will pay each of our trustees an annual retainer of $45,000 per year. In addition, after a listing, we will pay annual retainers of (i) $7,000 to the chairman of the audit committee; (ii) $1,000 to each other member of the audit committee; (iii) $4,000 to the chairman of the compensation committee; (iv) $1,000 to each other member of the compensation committee; (v) $4,000 to the chairman of the nominating and governance committee; and (vi) $1,000 to each other member of the nominating and governance committee. We will also reimburse the trustees for all expenses related to (I) attending meetings of the Board or any committee thereof; (II) property visits; and (III) any other service or activity performed or engaged in as trustees of the Trust.

The Board’s Role in Risk Oversight

The board of trustees oversees our shareholders’ and other stakeholders’ interest in the long-term health and the overall success of the Trust and its financial strength.

The full board of trustees is actively involved in overseeing risk management for the Trust. It does so, in part, through its approval of all investments and all assumptions of debt, as well as its oversight of the Trust’s executive officers and the control it has over our Advisor.  In particular, the board of trustees must evaluate the performance of the Advisor and may determine at any time to terminate the Advisor; the board of trustees also re-authorizes the advisory agreement on an annual basis.

In addition, the audit committee reviews risks related to financial reporting.  The audit committee meets with our President, our Advisor, and representatives of our independent registered public accounting firm on a quarterly basis to discuss and assess the risks related to our internal controls.  The board of trustees discusses material violations of the Trust’s policies brought to its attention on an ad hoc basis, and once per year reviews a summary of the finance-related violations.  Material violations of the Trust’s Code of Business Conduct and Ethics and related corporate policies are reported to the board of trustees.

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Trustee Nominations; Qualifications and Diversity

Our nominating and governance committee and our board of trustees will consider nominees for our board of trustees recommended by shareholders.  Notice of proposed shareholder nominations for trustees must be delivered in accordance with the requirements set forth in our bylaws and SEC Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act.  Nominations must include the full name of the proposed nominee, a brief description of the proposed nominee’s business experience for at least the previous five years and a representation that the nominating shareholder is a beneficial or record owner of our common shares.  Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a trustee if elected.  Nominations should be delivered to: United Development Funding IV, 1301 Municipal Way, Suite 100, Grapevine, Texas 76051, Attention: Donna Lawson.

In considering possible candidates for election as a trustee, our nominating and governance committee and our board of trustees are guided by the principle that our trustees should: (i) be an individual of high character and integrity; (ii) be accomplished in his or her respective field, with superior credentials and recognition; (iii) have relevant expertise and experience upon which to be able to offer advice and guidance to management; (iv) have sufficient time available to devote to our affairs; (v) represent the long-term interests of our shareholders as a whole; and (vi) represent a diversity of background and experience.  While we do not have a formal diversity policy, we believe that the backgrounds and qualifications of our trustees, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow our board of trustees to fulfill its responsibilities.  Applying these criteria, our nominating and governance committee and our board of trustees consider candidates for membership on our board of trustees suggested by its members, as well as by our shareholders. Members of our nominating and governance committee and our board of trustees annually review our board of trustees’ composition by evaluating whether our board of trustees has the right mix of skills, experience and backgrounds.

Our nominating and governance committee and our board of trustees identify nominees by first evaluating the current members of our board of trustees willing to continue in service. Current members of our board of trustees with skills and experience relevant to our business and who are willing to continue in service are considered for re-nomination. If any member of our board of trustees does not wish to continue in service or if our nominating and governance committee or our board of trustees decide not to nominate a member for re-election, our nominating and governance committee and our board of trustees will review the desired skills and experience of a new nominee in light of the criteria set forth above.

Our nominating and governance committee and our board of trustees will review the qualifications and backgrounds of trustees and nominees (without regard to whether a nominee has been recommended by shareholders), as well as the overall composition of our board of trustees, and our board of trustees will recommend the slate of trustees to be nominated for election at the annual meeting of shareholders.  We do not currently employ or pay a fee to any third party to identify or evaluate, or assist in identifying or evaluating, potential trustee nominees.

Code of Business Conduct and Ethics

Our board of trustees has adopted a Code of Business Conduct and Ethics, which contains general guidelines for conducting our business and is designed to help our trustees, officers and employees resolve ethical issues in an increasingly complex business environment.  Our Code of Business Conduct and Ethics is applicable to all trustees, officers and employees of the Trust.  Our Code of Business Conduct and Ethics can be found in the “Legal” section of our website, www.udfonline.com. If, in the future, we amend, modify or waive a provision in our Code of Ethics, we may, rather than filing a Current Report on Form 8-K, satisfy the disclosure requirement by posting such information on our website.

Communications with the Board of Trustees

We do not have a formal policy for communications with our board of trustees.  However, shareholders may communicate with the board of trustees or an individual trustee or group of trustees by writing to us at:

United Development Funding IV

Board of Trustees

1301 Municipal Way

Suite 100

Grapevine, Texas  76051

All communication sent to our board of trustees will be distributed to each member of our board of trustees, unless otherwise directed in the communication.

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Executive Officers

We have provided below certain information about our executive officers.  Each of our executive officers has stated that there is no arrangement or understanding of any kind between him or her and any other person relating to their appointment as an executive officer.

Name	Age*	Position(s)
Hollis M. Greenlaw	49	Chief Executive Officer and Chairman of the Board of Trustees
Stacey H. Dwyer	47	Chief Operating Officer
David A. Hanson	50	Chief Accounting Officer
Cara D. Obert	44	Chief Financial Officer and Treasurer

* As of December 31, 2013.

For more information regarding the background and experience of Mr. Greenlaw, see “– Business Experience of Nominees,” above.

Stacey H. Dwyer. Ms. Dwyer has served as our Chief Operating Officer since February 2014. Ms. Dwyer joined us from D.R. Horton, Inc., the nation’s largest homebuilding company (“D.R. Horton”), where she had served as an Executive Vice President since 2000 and as Treasurer since 2003. In those roles, Ms. Dwyer was primarily responsible for financial community relations, including banks, investors, rating agencies and analysts. Prior to 2000, Ms. Dwyer held various positions at D.R. Horton in accounting, treasury and mergers and acquisitions.  From 1989 to 1991, Ms. Dwyer was an auditor with Ernst and Young, LLP. Ms. Dwyer is a Certified Public Accountant and received a B.S. in Accounting from Southeastern Oklahoma State University and an M.S. in Accounting from the University of Texas at Arlington.

David A. Hanson.  Mr. Hanson has served as our Chief Accounting Officer since May 2008 and served as our Chief Operating Officer from May 2008 until February 2014.   He has also served as President of UMTH GS, Chief Financial Officer of UMTH, and Chief Financial Officer of UMT Services since June 2007.   Mr. Hanson has over 23 years of experience as a financial executive in the residential housing industry and as an accountant with an international public accounting firm.  From 2006 to 2007, he was a Director of Land Finance for the Central/Eastern Region at Meritage Homes Corporation (“Meritage”), the twelfth largest publicly traded homebuilder.  While at Meritage, Mr. Hanson handled all aspects of establishing, financing, administering and monitoring off-balance sheet FIN 46-compliant entities for the Central/Eastern Region.  From 2001 to 2006, he was employed with Lennar Corporation, a national homebuilding company, as the Regional Finance Manager and served as acting homebuilding Division President, Regional Controller, and Controller for both homebuilding and land divisions.  From 1999 to 2001, Mr. Hanson was the Director, Finance and Administration for One, Inc., a technology consulting firm.  From 1996 to 1999, Mr. Hanson was the Vice President, Finance and Accounting for MedicalControl, Inc., a publicly traded managed healthcare company.  Prior to 1996, he was employed with Arthur Andersen LLP, an international accounting and consulting firm, for approximately nine years.  He graduated from the University of Northern Iowa in 1984 with a Bachelor of Arts degree in Financial Management/Economics and in 1985 with a Bachelor of Arts degree in Accounting.  He is a Certified Public Accountant and Certified Management Accountant.

Cara D. Obert.  Ms. Obert has served as our Chief Financial Officer and Treasurer since May 2008 and is a partner of UMTH. Ms. Obert served as the Chief Financial Officer for UMTH from March 2004 until August 2006 and served as Controller for UMTH from October 2003 through March 2004. She has served as the Chief Financial Officer of UMTH LD since August 2006. From 1996 to 2003, she was a self-employed consultant, assisting clients, including Fortune 500 companies, in creating and maintaining financial accounting systems. From May 1995 until June 1996, she served as Controller for Value-Added Communications, Inc., a Nasdaq-listed telecommunications company that provided communications systems for the hotel and prison industries. From 1990 to 1993, she was employed with Arthur Andersen LLP, an international accounting and consulting firm. She graduated from Texas Tech University in 1990 with a Bachelor of Arts degree in accounting. She is a Certified Public Accountant.

Duties of Our Executive Officers

The Chairman of the Board of Trustees presides at all meetings of the shareholders, the board of trustees and any committee on which he serves.  The Chief Executive Officer is our highest ranking executive officer and, subject to the supervision of the board of trustees, has all authority and power with respect to, and is responsible for, the general management of our business, financial affairs, and day-to-day operations.  The Chief Executive Officer oversees the advisory services performed by our Advisor.

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The Chief Operating Officer, Chief Accounting Officer and the Chief Financial Officer report to the Chief Executive Officer, and have the authority and power with respect to, and the responsibility for, our accounting, auditing, reporting and financial record-keeping methods and procedures; controls and procedures with respect to the receipt, tracking and disposition of our revenues and expenses; the establishment and maintenance of our depository, checking, savings, investment and other accounts; relations with accountants, financial institutions, lenders, underwriters and analysts; the development and implementation of funds management and short-term investment strategies; the preparation of our financial statements and all of our tax returns and filings; and the supervision and management of all subordinate officers and personnel associated with the foregoing.

The Treasurer has responsibility for the general care and custody of our funds and securities and the keeping of full and accurate accounts of receipts and disbursements in our books.  The Treasurer also shall deposit all moneys and other valuable effects in our name and to our credit in such depositories as may be designated by the board of trustees.  The Treasurer shall disburse our funds as may be ordered by the board of trustees, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer and board of trustees, at the regular meetings of the board of trustees or whenever it may so require, an account of all his or her transactions as Treasurer and of our financial condition.

Executive Compensation

As of December 31, 2013, we had no employees.  As of December 31, 2013, our executive officers were all employees of our Advisor and/or its affiliates, and were compensated by these entities for their services to us.  Our day-to-day management is performed by our Advisor and its affiliates. We pay these entities fees and reimburse expenses pursuant to the advisory agreement.  As a result, as of December 31, 2013, we did not have, and our board of trustees had not considered, a compensation policy or program for our executive officers.

On February 3, 2014, our board of trustees appointed Stacey H. Dwyer as our Chief Operating Officer, effective February 17, 2014, and in connection with this appointment, we entered into an employment agreement with Ms. Dwyer effective as of February 17, 2014. Ms. Dwyer thereby became our only employee and is directly compensated by us.

Compensation Discussion and Analysis

With the exception of Ms. Dwyer, we have no employees. Except for Ms. Dwyer, our executive officers are all employees of our advisor and/or its affiliates, and are compensated by these entities for their services to us. Our day-to-day management is performed by our advisor and its affiliates. We pay our advisor fees and reimburse expenses pursuant to our advisory agreement. Other than Ms. Dwyer, we have not previously paid any compensation directly to our executive officers. Therefore, this Compensation Discussion and Analysis relates only to the compensation of Ms. Dwyer.

Effective as of February 17, 2014, we entered into an employment agreement (the “Employment Agreement”) with Ms. Dwyer, which Employment Agreement was approved by our board of trustees. The Employment Agreement has a term ending on February 17, 2015 and shall automatically renew unless terminated pursuant to the provisions of the agreement. The Employment Agreement provides for compensation of Ms. Dwyer as follows: (a) an annual salary of $400,000; (b) an annual minimum guaranteed bonus of $350,000 and the eligibility to receive an additional bonus based on a combination of the performance of the Trust and her performance in the discretion of our board of trustees or our board of trustees’ delegate; (c) an initial equity award of 82,410 common shares which will vest annually over four years, subject to Ms. Dwyer’s continued employment with us through such date; (d) an annual equity grant of 12,500 common shares on each anniversary date of the effective date of the Employment Agreement, with each annual equity grant vesting five years after the applicable grant date, subject to Ms. Dwyer’s continued employment with us through such date; and (e) participation in a nonqualified supplemental employment retirement program whereby on each anniversary of the effective date of the Employment Agreement, we will fund her account in an amount equal to 10% of her base salary and such account will accrue interest at a compounded rate of 10% per annum. Ms. Dwyer’s compensation does not include any provisions for payment upon her termination or a change of control of the Trust, pension benefits, or any non-qualified deferred compensation.

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Our compensation policies focus mainly on retaining and attracting employees necessary to operate and grow our business, and to compensate such employees in a manner that will align their interests with the interests of our shareholders. As a result, Ms. Dwyer’s compensation reflects a combination of a cash base salary and restricted shares, as well as an opportunity for bonus compensation that is based on both the performance of the Trust and Ms. Dwyer’s performance in the discretion of our board of trustees or our board of trustees’ delegate. We believe that the use of restricted shares as part of the compensation package aligns Ms. Dwyer’s interests with the interests of our shareholders, and we believe that a bonus that is partly based on the performance of the Trust helps align Ms. Dwyer’s interests with the success of the Trust. During our compensation negotiations with Ms. Dwyer, we engaged a third party compensation consultant to perform an executive compensation market analysis to determine whether Ms. Dwyer’s compensation package was in line with industry benchmarks. This analysis included a study of the pay data of executives in various positions within a peer group of 17 companies of a similar industry and asset size as well as the use of other published survey data.  Our chief executive officer also engaged in one-on-one negotiations with Ms. Dwyer at the time of her hire, as our board of trustees had not established a standing compensation committee prior to April 2014 based upon the fact that, with the exception of Ms. Dwyer, our executive officers do not receive compensation directly from us for services rendered to us. Our board of trustees currently believes that Ms. Dwyer’s compensation is commensurate with her duties and level of experience and complies with the Trust’s goals of retaining quality personnel to operate and grow our business. Our board of trustees believes that Ms. Dwyer’s compensation is aligned with our business and risk management objectives and does not believe that any aspect of her compensation is likely to have a material adverse effect on us.

As discussed in the “Board Committees – Compensation Committee” section above, in April 2014, our board of trustees established a compensation committee that will oversee the Trust’s compensation and any employee benefit plans and practices, including any executive compensation plans, incentive-compensation and equity-based plans. As a result, Ms. Dwyer and her performance and compensation will be reviewed on an annual basis by our compensation committee.

Compensation Committee Report

The compensation committee has reviewed, and discussed with management, the Compensation Discussion and Analysis included herein. Based on such review and discussions, the compensation committee recommended to our board of trustees that the Compensation Discussion and Analysis should be included herein.

Submitted by the compensation committee:
Steven J. Finkle, Chairman
Phillip K. Marshall

Compensation Committee Interlocks and Insider Participation

Other than Mr. Greenlaw, no member of our board of trustees during the year ended December 31, 2013 has served as an officer, and no member of our board of trustees served as an employee, of the Trust or any of our subsidiaries.  We had no standing compensation committee as of December 31, 2013.  During the year ended December 31, 2013, none of our executive officers served on the board or on the compensation committee (or other committee performing equivalent functions) of any other entity which had one or more executive officers who served on our board of trustees.

Certain Relationships and Related Transactions

Our executive officers are also executive officers of and hold direct or indirect interests in our Advisor, UMTH GS, or other affiliated entities. In addition, our Advisor and its affiliates act as advisors, asset managers or general partners of other United Development Funding-sponsored programs. The chart below indicates the relationships between our Advisor and its affiliates.

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(1)	Todd F. Etter and Hollis M. Greenlaw each own one-half of the equity interests in UMT Services. Messrs. Etter and Greenlaw and Michael K. Wilson serve as directors of UMT Services. UMT Services serves as general partner of UMTH GS, our Advisor.

(2)	UMT Services serves as the general partner and owns 0.1% of the limited partnership interests in UMTH. The remaining 99.9% of the limited partnership interests in UMTH are held as follows as of December 31, 2013: Mr. Etter (30.00%), Mr. Greenlaw (30.00%), Craig A. Pettit (5.00%), Timothy J. Kopacka (4.84%), Michael K. Wilson (7.41%), Christine A. Griffin (1.95%), Cara D. Obert (4.82%), William E. Lowe (1.06%), Ben L. Wissink (10.09%) and Melissa H. Youngblood (4.83%).

(3)	UMT Services serves as the general partner and owns 0.1% of the limited partnership interests in each of UMTH GS and UMTH LD. UMTH owns the remaining 99.9% of the limited partnership interests in each of UMTH GS and UMTH LD, our asset manager. UMTH LD also serves as the asset manager for UDF I and UDF II, each a Delaware limited partnership. In addition, UMTH LD serves as the general partner of UDF III, a publicly registered Delaware limited partnership, and as the general partner and sole limited partner of UDF Land GenPar, LP, a Delaware limited partnership (“UDF LGP”). UDF LGP serves as the general partner of UDF LOF. UMTH LD also serves as the asset manager of UDF LOF.

(4)	United Development Funding, Inc. is owned 33.75% by each of Messrs. Greenlaw and Etter, 22.5% by Mr. Kopacka, and 10% by Ms. Griffin.

(5)	United Development Funding II, Inc. is owned 50% by each of Messrs. Etter and Greenlaw.

(6)	UMTH LD owns 100% of the general partnership and limited partnership interests in UDF LGP.

(7)	UMTH GS serves as the advisor for UMT, a Maryland real estate investment trust.

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(8)	United Development Funding, Inc. serves as general partner for UDF I and owns a 0.02% general partnership interest, UMTH LD owns a 49.99% subordinated profits interest, and unaffiliated limited partners own the remaining 49.99% of the interests in UDF I. UDF I is a real estate finance company that engages in the business in which we engage and intend to continue to engage.

(9)	United Development Funding II, Inc. serves as general partner for UDF II and owns a 0.1% general partnership interest, UMTH LD owns a 49.95% subordinated profits interest, and unaffiliated limited partners own the remaining 49.95% of the interests in UDF II. UDF II is a real estate finance company that engages in the business in which we engage and intend to continue to engage.

(10)	UMTH LD holds a 0.01% general partnership interest in UDF III. Approximately 8,900 limited partners as of December 31, 2013 own 99.99% of the limited partnership units of UDF III. UDF III is a real estate finance company that engages in the business in which we engage and intend to continue to engage.

(11)	UDF LGP holds a 0.01% general partnership interest in UDF LOF. UDF LGP also holds a subordinated profit participation interest in UDF LOF. The investors who purchased units in the private offering of UDF LOF own 99.9% of the limited partnership interests. As of December 31, 2013, approximately 610 limited partners held interests in UDF LOF. UDF LOF is a real estate finance company that engages in the business in which we engage and intend to continue to engage.

(12)	UMTH owns 10,000 of our shares of beneficial interest as of December 31, 2013.

(13)	We own a 99.999% general partnership interest in UDF IV OP. UMTH LD owns a 0.001% limited partnership interest in UDF IV OP.

Our Advisor and certain of its affiliates receive fees in connection with the acquisition and management of the assets and reimbursement of costs of the Trust.

O&O Reimbursement

Our Advisor or an affiliate of our Advisor funds organization and offering costs on our behalf, and our Advisor is paid by us for such costs in an amount equal to 3% of our gross offering proceeds from the offering of our common shares of beneficial interest (the “O&O Reimbursement”) less any offering costs paid by us directly (except that no organization and offering expenses will be reimbursed with respect to sales under our distribution reinvestment plan). From inception through December 31, 2013, we reimbursed our Advisor approximately $18.3 million in accordance with the O&O Reimbursement. We have an accrued liability – related parties payable to our Advisor of approximately $0 million and $4.7 million as of December 31, 2013 and 2012, respectively, for organization and offering costs paid by our Advisor or affiliates related to the offering of our common shares of beneficial interest.

Advisory Fees

Our Advisor receives advisory fees of 2% per annum of the average invested assets (“Advisory Fees”), including secured loan assets; provided, however, that no Advisory Fees will be paid with respect to any asset level indebtedness we incur.  The fee will be payable monthly in an amount equal to one-twelfth of 2% of our average invested assets, including secured loan assets, as of the last day of the immediately preceding month. From inception through December 31, 2013, we incurred total Advisory Fees of approximately $14.9 million. We have an accrued liability – related parties payable to our Advisor of approximately $842,000 and $499,000 as of December 31, 2013 and 2012, respectively, for Advisory Fees.

Acquisition and Origination Fees

We incur acquisition and origination fees, payable to UMTH LD, our asset manager, equal to 3% of the net amount available for investment in secured loans and other real estate assets (“Acquisition and Origination Fees”); provided, however, that we will not incur Acquisition and Origination Fees with respect to any asset level indebtedness we incur. The Acquisition and Origination Fees that we incur will be further reduced by the amount of any acquisition and origination fees and expenses paid by borrowers or investment entities to our Advisor or affiliates of our Advisor with respect to our investment. We will not incur any Acquisition and Origination Fees with respect to any participation agreement we enter into with our affiliates or any affiliates of our Advisor for which our Advisor or affiliates of our Advisor have previously received acquisition and origination fees and expenses from such affiliate with respect to the same secured loan or other real estate asset. Acquisition and Origination Fees are amortized into expense on a straight line basis. The general partner of our Advisor is also the general partner of UMTH LD. From inception through December 31, 2013, we incurred total Acquisition and Origination Fees payable to UMTH LD of approximately $19.3 million. We have an accrued liability – related parties payable to UMTH LD of approximately $2.4 million and $868,000 as of December 31, 2013 and 2012, respectively, for Acquisition and Origination Fees.

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Debt Financing Fees

Our Advisor receives 1% of the amount made available to us pursuant to the origination of any line of credit or other debt financing, provided that our Advisor has provided a substantial amount of services as determined by our independent trustees and, on each anniversary date of the origination of any such line of credit or other debt financing, an additional fee of 0.25% of the primary loan amount (collectively, “Debt Financing Fees”) will be paid if such line of credit or other debt financing continues to be outstanding on such date, or a prorated portion of such additional fee will be paid for the portion of such year that the financing was outstanding. These Debt Financing Fees are expensed on a straight line basis over the life of the financing arrangement. From inception through December 31, 2013, we incurred total Debt Financing Fees payable to our Advisor of approximately $724,000. As of December 31, 2013 and 2012, approximately $0 and $44,000, respectively, is included in accrued liabilities – related parties associated with unpaid Debt Financing Fees.

Subordinated Incentive Fees

On an annual basis and upon termination of the advisory agreement, our Advisor will receive 15% of the amount by which our net income for the immediately preceding year exceeds the sum of the total amount of capital raised from (and returned to) investors and the amount of cash flow necessary to generate a 10% annual cumulative, non-compounded return to investors. If the subordinated incentive fee is being paid upon termination of the advisory agreement, then such fee will be appropriately pro rated for a partial year and calculated based upon our net income and aggregate capital contributions for such partial year. Since inception, we have not paid any subordinated incentive fees to our Advisor.

Securitized Loan Pool Placement Fees

Subject to terms and conditions approved by a majority of our independent trustees, our Advisor, or its affiliates, we may structure the sale of our loans in securitized loan pools. Upon successful placement of the securitized loan pool interests, an affiliate of our Advisor would be paid a fee equal to 2% of the net proceeds realized by us, provided our Advisor or an affiliate of our Advisor has provided a substantial amount of services as determined by our independent trustees. Since inception, we have not paid any subordinated loan pool placement fees to our Advisor or any affiliate of our Advisor.

Disposition Fees

For substantial assistance in connection with the sale of properties, our Advisor or its affiliates will receive the lesser of one-half of the reasonable and customary real estate or brokerage commission or 2% of the contract sales price of each property sold; provided, however, that in no event may the disposition fees paid to our Advisor, its affiliates and unaffiliated third parties exceed 6% of the contract sales price. Our independent trustees will determine whether our Advisor or its affiliates have provided substantial assistance to us in connection with the sale of a property. Substantial assistance in connection with the sale of a property includes our Advisor’s preparation of an investment package for the property (including a new investment analysis, rent rolls, tenant information regarding credit, a property title report, an environmental report, a structural report and exhibits) or such other substantial services performed by our Advisor in connection with a sale. Since inception, we have not paid any disposition fees to our Advisor or any affiliate of our Advisor.

Subordinated Incentive Listing Fee

Upon listing our common shares of beneficial interest on NASDAQ or another national securities exchange, our Advisor will be entitled to a fee equal to 15% of the amount, if any, by which (1) the market value of our outstanding shares plus distributions paid by us prior to listing, exceeds (2) the sum of the total amount of capital raised from investors and the amount of cash flow necessary to generate a 10% annual cumulative, non-compounded return to investors. Since inception, we have not paid any Subordinated Incentive Listing Fees to our Advisor, although such a fee may become payable upon the anticipated listing of our common shares of beneficial interest on NASDAQ.

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Credit Enhancement Fees

We and our wholly-owned subsidiaries will occasionally enter into financing arrangements that require guarantees from entities affiliated with us. These guarantees may require us to pay fees (“Credit Enhancement Fees”) to our affiliated entities as consideration for their guarantees. These Credit Enhancement Fees are either expensed as incurred or prepaid and amortized, based on the terms of the guarantee agreements. From inception through December 31, 2013, we incurred total Credit Enhancement Fees payable to our affiliates of approximately $454,000. We have an accrued liability – related parties payable to our affiliates of approximately $17,000 and $11,000 as of December 31, 2013 and 2012, respectively, for Credit Enhancement Fees.

On May 19, 2010, UDF IV Home Finance, LP, our wholly-owned subsidiary (“UDF IV HF”), entered into a $6 million revolving line of credit (the “UDF IV HF CTB LOC”) with Community Trust Bank (“CTB”). In consideration of UDF III guaranteeing the UDF IV HF CTB LOC, UDF IV HF agreed to pay UDF III an annual credit enhancement fee equal to 1% of the line of credit amount. The general partner of our Advisor is also the general partner of UMTH LD, our asset manager. UMTH LD also serves as the general partner of UDF III. UDF III has received an opinion from Jackson Claborn, Inc., an independent advisor, that this credit enhancement is fair and at least as reasonable as a credit enhancement with an unaffiliated entity in similar circumstances. As of December 31, 2013, UDF IV HF has agreed to pay total Credit Enhancement Fees of $180,000 to UDF III in consideration for this guarantee.

Effective August 19, 2010, UDF IV Acquisitions, LP, our wholly-owned subsidiary (“UDF IV AC”), obtained a three-year revolving credit facility in the maximum principal amount of $8 million (the “CTB Revolver”) from CTB. In consideration of UDF III guaranteeing the CTB Revolver, UDF IV AC agreed to pay UDF III a monthly credit enhancement fee equal to 1/12th of 1% of the outstanding principal balance of the CTB Revolver at the end of each month. The general partner of our Advisor is also the general partner of UMTH LD, our asset manager. UMTH LD also serves as the general partner of UDF III. UDF III has received an opinion from Jackson Claborn, Inc., an independent advisor, that this credit enhancement is fair and at least as reasonable as a credit enhancement with an unaffiliated entity in similar circumstances. As of December 31, 2013, UDF IV AC has agreed to pay total Credit Enhancement Fees of approximately $121,000 to UDF III in consideration for this guarantee.

On December 14, 2010, UDF IV Finance II, LP, our wholly-owned subsidiary (“UDF IV FII”), obtained a revolving credit facility from F&M Bank and Trust Company (“F&M”) in the maximum principal amount of $5 million (the “F&M Note”). In consideration of UDF III guaranteeing the F&M Note, UDF IV FII agreed to pay UDF III a monthly credit enhancement fee equal to 1/12th of 1% of the outstanding principal balance of the F&M Note at the end of each month. The general partner of our Advisor is also the general partner of UMTH LD, our asset manager. UMTH LD also serves as the general partner of UDF III. UDF III has received an opinion from Jackson Claborn, Inc., an independent advisor, that this credit enhancement is fair and at least as reasonable as a credit enhancement with an unaffiliated entity in similar circumstances. As of December 31, 2013, UDF IV FII has agreed to pay total Credit Enhancement Fees of approximately $110,000 to UDF III in consideration for this guarantee.

The chart below summarizes the approximate payments to related parties for the years ended December 31, 2013 and 2012:

		For the Year Ended December 31,
Payee	Purpose	2013		2012
UMTH GS
	O&O Reimbursement	$8,167,000	33%	$5,878,000	38%
	Advisory Fees	7,819,000	32%	3,924,000	26%
	Debt Financing Fees	361,000	1%	148,000	1%

UMTH LD
	Acquisition and Origination Fees	7,953,000	33%	5,155,000	34%

UDF III
	Credit Enhancement Fees	132,000	1%	115,000	1%
Total Payments		$24,432,000	100%	$15,220,000	100%

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The chart below summarizes the approximate expenses associated with related parties for the years ended December 31, 2013, 2012 and 2011:

	For the Year Ended December 31,
Purpose	2013		2012		2011

Advisory Fees	$8,162,000	100%	$4,187,000	100%	$1,937,000	100%

Total Advisory fee – related party	$8,162,000	100%	$4,187,000	100%	$1,937,000	100%

Amortization of Debt Financing Fees	$332,000	3%	$222,000	4%	$171,000	6%

Acquisition and Origination Fees	9,504,000	95%	5,188,000	93%	2,449,000	88%

Credit Enhancement Fees	123,000	2%	177,000	3%	154,000	6%

Total General and administrative – related parties	$9,959,000	100%	$5,587,000	100%	$2,774,000	100%

Loan Participation Interest – Related Parties

Buffington Participation Agreements

On December 18, 2009, we entered into two participation agreements (collectively, the “Buffington Participation Agreements”) with UMT Home Finance, LP (“UMTHF”), an affiliated Delaware limited partnership, pursuant to which we purchased a participation interest in UMTHF’s construction loans (the “Construction Loans”) to Buffington Texas Classic Homes, LLC (“Buffington Classic”), an affiliated Texas limited liability company, and Buffington Signature Homes, LLC (“Buffington Signature”), an affiliated Texas limited liability company (collectively, “Buff Homes”). Our Advisor also serves as the advisor for UMT, which owns 100% of the interests in UMTHF. UMTH LD has a minority limited partnership interest in Buffington Homebuilding Group, Ltd., which is the parent of Buff Homes.

The Construction Loans originally provided Buff Homes, which is a homebuilding group, with residential interim construction financing for the construction of new homes in the greater Austin, Texas area through October 28, 2012. In connection with the maturity of the Construction Loans, the Buffington Participation Agreements originally terminated on October 28, 2012, as well. Pursuant to a letter agreement entered into on October 28, 2012, UMTHF extended the termination date of the Construction Loans to October 28, 2013 and, in connection with this extension, we have extended the Buffington Participation Agreements to October 28, 2013. Effective October 28, 2013, pursuant to a Sixth Modification to Construction Loan Agreement, UMTHF extended the termination date of the Construction Loans to October 28, 2014. The Buffington Classic participation agreement was also extended to October 28, 2014 in connection with this modification. In determining whether to extend this participation, we evaluated the economic conditions, the estimated value and performance of the underlying collateral, the guarantor, adverse situations that may affect the borrower’s ability to pay or the value of the collateral and other relevant factors.

The Construction Loans are evidenced by promissory notes, are secured by first lien deeds of trust on the homes financed under the Construction Loans, and are guaranteed by the parent company and the principals of Buff Homes. Each loan financed under the Construction Loans matures and becomes due and payable in full upon the earlier of (i) the sale of the home financed under the loan, or (ii) nine months after the loan was originated; provided, that the maturity of each loan may be automatically extended for additional 90-day terms following the original maturity date. For each loan originated to it, Buff Homes is required to pay interest monthly and to repay the principal advanced to it upon the sale of the home or in any event no later than 12 months following the origination of the loan, unless the loan is further extended. The interest rate under the Construction Loans is the lower of 13% or the highest rate allowed by law.

On April 9, 2010, we entered into an Agent – Participant Agreement with UMTHF (the “UMTHF Agent Agreement”). In accordance with the UMTHF Agent Agreement, UMTHF will continue to manage and control the Construction Loans and each participant party has appointed UMTHF as its agent to act on its behalf with respect to all aspects of the Construction Loans, provided that, pursuant to the UMTHF Agent Agreement, we retain approval rights in connection with any material decisions pertaining to the administration and services of the loans and, with respect to any material modification to the loans and in the event that the loans become non-performing, we shall have effective control over the remedies relating to the enforcement of the loans, including ultimate control of the foreclosure process.

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Pursuant to the Buffington Participation Agreements, we will participate in the Construction Loans by funding the lending obligations of UMTHF under the Construction Loans up to a maximum amount determined by us at our discretion. The Buffington Participation Agreements give us the right to receive payment from UMTHF of principal and accrued interest relating to amounts funded by us under the Buffington Participation Agreements. The interest rate under the Construction Loans is the lower of 13% or the highest rate allowed by law. Our participation interest is repaid as Buff Homes repays the Construction Loans or as the individual construction loans mature.

A majority of our trustees, including a majority of our independent trustees, who are not otherwise interested in this transaction, approved the Buffington Participation Agreements as being fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

As of December 31, 2013 and 2012, approximately $2.8 million and $7.2 million, respectively, is included in loan participation interest – related parties related to the Buffington Participation Agreements. For the years ended December 31, 2013 and 2012, we recognized approximately $412,000 and $877,000, respectively, of interest income – related parties related to the Buffington Participation Agreements. Approximately $47,000 and $0 is included in accrued receivable – related parties as of December 31, 2013 and 2012, respectively, for interest associated with the Buffington Participation Agreements.

Buffington Lot Participation Agreements

On March 24, 2010, we entered into two Participation Agreements (collectively, the “Buffington Lot Participation Agreements”) with UDF III pursuant to which we purchased a 100% participation interest in UDF III’s lot inventory line of credit loan facilities with Buffington Signature (the “Buffington Signature Line”) and Buffington Classic (the “Buffington Classic Line”) (collectively, the “Lot Inventory Loans”). The general partner of our Advisor is also the general partner of UMTH LD, our asset manager. UMTH LD is the general partner of UDF III, and UMTH LD has a minority limited partnership interest in Buffington Homebuilding Group, Ltd., which is the parent of Buff Homes. The Lot Inventory Loans are evidenced by promissory notes, are secured by first lien deeds of trust on the lots financed under the Lot Inventory Loans, and are guaranteed by Buff Homes’ parent company and an affiliate company of Buff Homes. The Lot Inventory Loans provide Buff Homes with financing for the acquisition of residential lots which are held as inventory to facilitate Buff Homes’ new home construction business in the greater Austin, Texas area. When a lot is slated for residential construction, Buff Homes obtains an interim construction loan and the principal advanced for the acquisition of the lot is repaid under the Lot Inventory Loans.

On April 9, 2010, we entered into an Agent Agreement with UDF III (the “UDF III Agent Agreement”). In accordance with the UDF III Agent Agreement, UDF III will continue to manage and control the Lot Inventory Loans and each participant party has appointed UDF III as its agent to act on its behalf with respect to all aspects of the Lot Inventory Loans, provided that, pursuant to the UDF III Agent Agreement, we retain approval rights in connection with any material decisions pertaining to the administration and services of the loans and, with respect to any material modification to the loans and in the event that the loans become non-performing, we shall have effective control over the remedies relating to the enforcement of the loans, including ultimate control of the foreclosure process.

Pursuant to the Buffington Lot Participation Agreements, we will participate in the Lot Inventory Loans by funding UDF III’s lending obligations under the Lot Inventory Loans up to a maximum amount of $2.5 million under the Buffington Signature Line and $2.0 million under the Buffington Classic Line. The Buffington Lot Participation Agreements give us the right to receive repayment of all principal and accrued interest relating to amounts funded by us under the Buffington Lot Participation Agreements. The interest rate for the Lot Inventory Loans is the lower of 14% or the highest rate allowed by law. Our participation interest is repaid as Buff Homes repays the Lot Inventory Loans. For each loan originated, Buff Homes is required to pay interest monthly and to repay the principal advanced no later than 12 months following the origination of the loan. The Buffington Signature Line matured and terminated in August 2011, at which time there was no outstanding balance, and our participation interest terminated simultaneously. The Buffington Classic Line was due and payable in full on August 21, 2012. Effective August 21, 2012, pursuant to an extension agreement, UDF III extended the maturity date of the Buffington Classic Line to August 21, 2013 and, in connection with this extension agreement, we entered into a letter agreement with UDF III extending the lot participation agreement associated with the Buffington Classic Line to August 21, 2013. Effective August 21, 2013, UDF III entered into an extension agreement with Buffington Classic pursuant to which the termination date of the Buffington Classic Line was extended to August 21, 2014. The lot participation agreement associated with the Buffington Classic Line was also extended to August 21, 2014 in connection with this extension. In determining whether to extend this participation, we evaluated the economic conditions, the estimated value and performance of the underlying collateral, the guarantor, adverse situations that may affect the borrower’s ability to pay or the value of the collateral and other relevant factors.

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UDF III is required to purchase back from us the participation interest in the Lot Inventory Loans (i) upon a foreclosure of UDF III’s assets by its lenders, (ii) upon the maturity of the Lot Inventory Loans, or (iii) at any time upon 30 days prior written notice from us. In such event, the purchase price paid to us will be equal to the outstanding principal amount of the Lot Inventory Loans on the date of termination, together with all accrued interest due thereon, plus any other amounts due to us under the Buffington Lot Participation Agreements.

A majority of our trustees, including a majority of our independent trustees, who are not otherwise interested in this transaction, approved the Buffington Lot Participation Agreements as being fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

As of December 31, 2013 and 2012, approximately $279,000 and $499,000, respectively, is included in loan participation interest – related parties related to the participation in the Buffington Classic Line. For the years ended December 31, 2013 and 2012, we recognized approximately $57,000 and $62,000, respectively, of interest income – related parties related to the participation in the Lot Inventory Loans. Approximately $16,000 and $20,000 is included in accrued receivable – related parties as of December 31, 2013 and 2012, respectively, for interest associated with the Buffington Classic Line.

TR Finished Lot Participation

On June 30, 2010, we purchased a participation interest (the “TR Finished Lot Participation”) in a finished lot loan (the “Travis Ranch II Finished Lot Loan”) made by UDF III to CTMGT Travis Ranch II, LLC, an unaffiliated Texas limited liability company. UMTH LD is the general partner of UDF III. The Travis Ranch II Finished Lot Loan is secured by a subordinate, second lien deed of trust recorded against finished residential lots in the Travis Ranch residential subdivision located in Kaufman County, Texas. The Travis Ranch II Finished Lot Loan is guaranteed by the limited liability company owners of the borrower and by the principal of the borrower.

In accordance with the TR Finished Lot Participation, we are entitled to receive repayment of our participation in the outstanding principal amount of the Travis Ranch II Finished Lot Loan, plus accrued interest thereon, over time as the borrower repays the loan. We have no obligation to increase our participation interest in the Travis Ranch II Finished Lot Loan. The interest rate under the Travis Ranch II Finished Lot Loan is the lower of 15% or the highest rate allowed by law. The borrower has obtained a senior loan secured by a first lien deed of trust on the finished lots. For so long as the senior loan is outstanding, proceeds from the sale of the residential lots securing the Travis Ranch II Finished Lot Loan will be paid to the senior lender and will be applied to reduce the outstanding balance of the senior loan. After the senior loan is paid in full, the proceeds from the sale of the residential lots securing the Travis Ranch II Finished Lot Loan are required to be used to repay the Travis Ranch II Finished Lot Loan. The Travis Ranch II Finished Lot Loan and our participation in this loan was originally due and payable in full on August 28, 2012. The Travis Ranch II Finished Lot Loan has subsequently been amended three times pursuant to three separate extension agreements resulting in a current maturity date of January 28, 2015. The TR Finished Lot Participation has also been extended to January 28, 2015 in connection with these modifications. In determining whether to extend this participation, we evaluated the economic conditions, the estimated value and performance of the underlying collateral, the guarantor, adverse situations that may affect the borrower’s ability to pay or the value of the collateral and other relevant factors.

A majority of our trustees, including a majority of our independent trustees, who are not otherwise interested in this transaction, approved the Participation Agreements as being fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

As of December 31, 2013 and 2012, approximately $3.3 million and $3.6 million, respectively, is included in loan participation interest – related parties related to the TR Finished Lot Participation. For the years ended December 31, 2013 and 2012, we recognized approximately $534,000 and $455,000, respectively, of interest income – related parties related to this participation interest. Approximately $66,000 and $175,000 is included in accrued receivable – related parties as of December 31, 2013 and 2012, respectively, for interest associated with the TR Finished Lot Participation.

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TR Paper Lot Participation

On June 30, 2010, we purchased a participation interest (the “TR Paper Lot Participation”) in a “paper” lot loan (the “Travis Ranch Paper Lot Loan”) from UDF III to CTMGT Travis Ranch, LLC, an unaffiliated Texas limited liability company. The general partner of our Advisor is also the general partner of UMTH LD, our asset manager. UMTH LD is the general partner of UDF III. A “paper” lot is a residential lot shown on a plat that has been accepted by the city or county, but which is currently undeveloped or under development. The borrower owns paper lots in the Travis Ranch residential subdivision of Kaufman County, Texas. The Travis Ranch Paper Lot Loan was initially secured by a pledge of the equity interests in the borrower instead of a real property lien, effectively subordinating the Travis Ranch Paper Lot Loan to all real property liens. The Travis Ranch Paper Lot Loan is guaranteed by the limited liability company owners of the borrower and by the principal of the borrower.

We are entitled to receive repayment of our participation in the outstanding principal amount of the Travis Ranch Paper Lot Loan, plus its proportionate share of accrued interest thereon, over time as the borrower repays the Travis Ranch Paper Lot Loan. We have no obligation to increase our participation interest in the Travis Ranch Paper Lot Loan. The interest rate under the Travis Ranch Paper Lot Loan is the lower of 15% or the highest rate allowed by law. The borrower has obtained a senior loan secured by a first lien deed of trust on the paper lots. For so long as the senior loan is outstanding, proceeds from the sale of the paper lots will be paid to the senior lender and will be applied to reduce the outstanding balance of the senior loan. After the senior loan is paid in full, the proceeds from the sale of the paper lots are required to be used to repay the Travis Ranch Paper Lot Loan. The Travis Ranch Paper Lot Loan and our participation in this loan was originally due and payable in full on September 24, 2012. The Travis Ranch Paper Lot Loan has subsequently been amended three times pursuant to three separate extension agreements resulting in a current maturity date of January 28, 2015. The TR Paper Lot Participation has also been extended to January 28, 2015 in connection with these modifications. In determining whether to extend this participation, we evaluated the economic conditions, the estimated value and performance of the underlying collateral, the guarantor, adverse situations that may affect the borrower’s ability to pay or the value of the collateral and other relevant factors.

A majority of our trustees, including a majority of our independent trustees, who are not otherwise interested in this transaction, approved the Participation Agreements as being fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

As of December 31, 2013 and 2012, approximately $12.6 million and $10.6 million, respectively, is included in loan participation interest – related parties related to the TR Paper Lot Participation. For the years ended December 31, 2013 and 2012, we recognized approximately $1.7 million and $1.4 million, respectively, of interest income – related parties related to the TR Paper Lot Participation. Approximately $197,000 and $401,000 is included in accrued receivable – related parties as of December 31, 2013 and 2012, respectively, for interest associated with the TR Paper Lot Participation.

Carrollton Participation Agreement

On June 10, 2011, we entered into a participation agreement (the “Carrollton Participation Agreement”) with UMT Home Finance III, LP (“UMTHFIII”), an affiliated Delaware limited partnership, pursuant to which we purchased a participation interest in UMTHFIII’s finished lot loan (the “Carrollton Lot Loan”) to Carrollton TH, LP (“Carrollton TH”), an unaffiliated Texas limited partnership. Our Advisor also serves as the advisor for UMT, which owns 100% of the interests in UMTHFIII. The Carrollton Lot Loan provides Carrollton TH with a finished lot loan totaling $3.4 million for townhome lots located in Carrollton, Texas. The Carrollton Lot Loan is evidenced by a promissory note, is secured by first lien deeds of trust on the finished lots financed under the Carrollton Lot Loan, and is guaranteed by the borrower’s general partner and its principal.

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The Carrollton Participation Agreement gave us the right to receive payment from UMTHFIII of principal and accrued interest relating to amounts funded by us under the Carrollton Participation Agreement. The interest rate under the Carrollton Lot Loan was the lower of 13% or the highest rate allowed by law. The original maturity date of the Carrollton Lot Loan is June 10, 2014. Pursuant to a letter agreement entered into in March 2012, the Carrollton Participation Agreement maturity date was extended from March 10, 2012 to December 10, 2012. Pursuant to a letter agreement entered into in December 2012, the Carrollton Participation Agreement maturity date was extended from December 10, 2012 to June 10, 2014. In determining whether to extend this participation, we evaluated the economic conditions, the estimated value and performance of the underlying collateral, the guarantor, adverse situations that may affect the borrower’s ability to pay or the value of the collateral and other relevant factors. We received payment in full for the Carrollton Participation Agreement on May 31, 2013.

A majority of our trustees, including a majority of our independent trustees, who are not otherwise interested in this transaction, approved the Carrollton Participation Agreement as being fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

As of December 31, 2013 and 2012, approximately $0 and $817,000, respectively, is included in loan participation interest – related parties related to the Carrollton Participation Agreement. For the years ended December 31, 2013 and 2012, we recognized approximately $28,000 and $175,000, respectively, of interest income – related parties related to the Carrollton Participation Agreement. Approximately $0 and $4,000 is included in accrued receivable – related parties as of December 31, 2013 and 2012, respectively, for interest associated with the Carrollton Participation Agreement.

165 Howe Participation Agreement

On October 4, 2011, we entered into a participation agreement (the “165 Howe Participation Agreement”) with UMT Home Finance III, LP (“UMTHFIII”), an affiliated Delaware limited partnership, pursuant to which we purchased a participation interest in UMTHFIII’s finished lot loan (the “165 Howe Lot Loan”) to 165 Howe, L.P., an unaffiliated Texas limited partnership, and Allen Partners, L.P., an unaffiliated Texas limited partnership (collectively, “165 Howe”). Our Advisor also serves as the advisor for UMT, which owns 100% of the interests in UMTHFIII. The 165 Howe Lot Loan provides 165 Howe with a finished lot loan totaling $2.9 million for finished single-family residential lots located in Fort Worth, Texas. The 165 Howe Lot Loan is evidenced by a promissory note, is secured by first lien deeds of trust on the finished lots financed under the 165 Howe Lot Loan, and is guaranteed by the borrower’s general partner and its principal.

The 165 Howe Participation Agreement gave the Trust the right to receive payment from UMTHFIII of principal and accrued interest relating to amounts funded by the Trust under the 165 Howe Participation Agreement. The interest rate under the 165 Howe Lot Loan is the lower of 11.5% or the highest rate allowed by law. The original maturity date of the 165 Howe Participation Agreement was July 4, 2012. Pursuant to a letter agreement entered into in July 2012, the 165 Howe Participation Agreement maturity date was extended from July 4, 2012 to December 10, 2012. Pursuant to a letter agreement entered into in December 2012, the 165 Howe Participation Agreement maturity date was extended from December 10, 2012 to October 4, 2013. In determining whether to extend this participation, we evaluated the economic conditions, the estimated value and performance of the underlying collateral, the guarantor, adverse situations that may affect the borrower’s ability to pay or the value of the collateral and other relevant factors. We received payment in full for the 165 Howe Participation Agreement on November 6, 2013.

A majority of our trustees, including a majority of our independent trustees, who are not otherwise interested in this transaction, approved the 165 Howe Participation Agreement as being fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

As of December 31, 2013 and 2012, approximately $0 million and $1.3 million, respectively, is included in loan participation interest – related parties related to the 165 Howe Participation Agreement. For the years ended December 31, 2013 and 2012, we recognized approximately $83,000 and $159,000, respectively, of interest income – related parties related to the 165 Howe Participation Agreement. Approximately $0 and $21,000 is included in accrued receivable – related parties as of December 31, 2013 and 2012, respectively, for interest associated with the 165 Howe Participation Agreement.

Pine Trace Participation Agreement

On May 31, 2012, we entered into a participation agreement (the “Pine Trace Participation Agreement”) with UMTHFIII pursuant to which we purchased a participation interest in UMTHFIII’s loan (the “Pine Trace Loan”) to Pine Trace Village, LLC an unaffiliated Texas limited liability company (“Pine Trace”). Our Advisor also serves as the advisor for UMT, which owns 100% of the interests in UMTHFIII. The Pine Trace Loan was initially secured by approximately 118 finished lots and 151 acres of undeveloped land located in Houston, Texas. The Pine Trace Loan is evidenced by a promissory note and is secured by first lien deeds of trust on the finished lots financed under the Pine Trace Loan.

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The Pine Trace Participation Agreement gives us the right to receive payment from UMTHFIII of principal and accrued interest relating to amounts funded by us under the Pine Trace Participation Agreement. The interest rate under the Pine Trace Loan is the lower of 13% or the highest rate allowed by law. Our interest will be repaid as Pine Trace repays the Pine Trace Loan. Pine Trace is required to pay interest monthly and to repay a portion of principal upon the sale of lots covered by the deed of trust. The original maturity date of the Pine Trace Participation Agreement was March 29, 2013. The Pine Trace Loan has subsequently been amended twice pursuant to two separate extension agreements resulting in a current maturity date of March 29, 2015. The Pine Trace Participation Agreement has also been extended to March 29, 2015 in connection with these modifications. In determining whether to extend this participation, we evaluated the economic conditions, the estimated value and performance of the underlying collateral, the guarantor, adverse situations that may affect the borrower’s ability to pay or the value of the collateral and other relevant factors.

A majority of our trustees, including a majority of our independent trustees, who are not otherwise interested in this transaction, approved the Pine Trace Participation Agreement as being fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

As of December 31, 2013 and 2012, approximately $6.6 million and $5.2 million is included in loan participation interest – related parties related to the Pine Trace Participation Agreement. For the years ended As of December 31, 2013 and 2012, we recognized approximately $729,000 and $388,000 of interest income – related parties related to the Pine Trace Participation Agreement. Approximately $562,000 and $134,000 is included in accrued receivable – related parties as of December 31, 2013 and 2012, respectively, for interest associated with the Pine Trace Participation Agreement.

Northpointe Participation Agreement

On June 11, 2012, we entered into a participation agreement (the “Northpointe Participation Agreement”) with UDF III pursuant to which we purchased a participation interest in UDF III’s loan (the “Northpointe Loan”) to UDF Northpointe, LLC, an unaffiliated Texas limited liability company (“Northpointe”). The general partner of our Advisor is also the general partner of UMTH LD, our asset manager. UMTH LD is the general partner of UDF III. The Northpointe Loan was initially secured by approximately 301 lots located in Collin County, Tarrant County and Kaufman County, Texas. The Northpointe Loan is evidenced by a promissory note and is secured by first lien deeds of trust on the lots financed under the Northpointe Loan.

The Northpointe Participation Agreement gives us the right to receive payment from UDF III of principal and accrued interest relating to amounts funded by us under the Northpointe Participation Agreement. The interest rate under the Northpointe Loan is the lower of 12% or the highest rate allowed by law. Our interest will be repaid as Northpointe repays the Northpointe Loan. Northpointe is required to pay interest monthly and to repay a portion of principal upon the sale of lots covered by the deed of trust. The original maturity date of the Northpointe Participation Agreement was December 4, 2012. Pursuant to a letter agreement entered into in December 2012, the Northpointe Participation Agreement maturity date was extended from December 4, 2012 to June 4, 2013. Effective June 4, 2013, pursuant to a loan modification agreement, UDF III extended the maturity date of the Northpointe Loan to June 4, 2014. The Northpointe Participation Agreement was also extended to June 4, 2014 in connection with this modification. In determining whether to extend this participation, we evaluated the economic conditions, the estimated value and performance of the underlying collateral, the guarantor, adverse situations that may affect the borrower’s ability to pay or the value of the collateral and other relevant factors.

A majority of our trustees, including a majority of our independent trustees, who are not otherwise interested in this transaction, approved the Northpointe Participation Agreement as being fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

As of December 31, 2013 and 2012, approximately $1.6 million and $212,000, respectively, is included in loan participation interest – related parties related to the Northpointe Participation Agreement. For the years ended December 31, 2013 and 2012, we recognized approximately $142,000 and $51,000, respectively, of interest income – related parties related to the Northpointe Participation Agreement. As of December 31, 2013 and 2012, there is no accrued interest included in accrued receivable – related parties associated with the Northpointe Participation Agreement.

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Northpointe II Participation Agreement

On May 2, 2013, we entered into a participation agreement (the “Northpointe II Participation Agreement”) with UDF III pursuant to which we purchased a participation interest in UDF III’s loan (the “Northpointe II Loan”) to UDF Northpointe II, LLC (“Northpointe II”). The general partner of our Advisor is also the general partner of UMTH LD, our asset manager. UMTH LD is the general partner of UDF III. The Northpointe II Loan is evidenced by two secured promissory notes and was initially secured by second lien deeds of trust on approximately 251 finished lots and 110 acres of land in Texas.

The Northpointe II Participation Agreement gives us the right to receive payment from UDF III of principal and accrued interest relating to amounts funded by us under the Northpointe II Participation Agreement. The interest rate under the Northpointe II Loan is the lower of 12% or the highest rate allowed by law. Our interest will be repaid as Northpointe II repays the Northpointe II Loan. Northpointe II is required to pay interest monthly and to repay a portion of principal upon the sale of lots covered by the deed of trust. The Northpointe II Loan and our participation in this loan were originally due and payable in full on December 28, 2013. Effective December 28, 2013, pursuant to a loan modification agreement, UDF III extended the maturity date of the Northpointe II Loan to December 28, 2014. The Northpointe Participation Agreement was also extended to December 28, 2014 in connection with this modification. In determining whether to extend this participation, we evaluated the economic conditions, the estimated value and performance of the underlying collateral, the guarantor, adverse situations that may affect the borrower’s ability to pay or the value of the collateral and other relevant factors.

A majority of our trustees, including a majority of our independent trustees, who are not otherwise interested in this transaction, approved the Northpointe II Participation Agreement as being fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

As of December 31, 2013, approximately $3.0 million is included in loan participation interest – related parties related to the Northpointe II Participation Agreement. For the year ended December 31, 2013, we recognized approximately $252,000 of interest income – related parties related to the Northpointe II Participation Agreement. As of December 31, 2013, there is no accrued interest included in accrued receivable – related parties associated with the Northpointe II Participation Agreement.

UMTHF Megatel Participation

On October 3, 2013, we entered into a participation agreement (the “UMTHF Megatel Participation”) with UMTHF pursuant to which we purchased a participation interest in UMTHF’s construction loan (the “UMTHF Megatel Loan”) to Megatel Homes II, LLC (“Megatel”). Our Advisor also serves as the advisor for UMT, which owns 100% of the interests in UMTHF.

The UMTHF Megatel Loan provides Megatel, which is a homebuilding group, with up to $10.0 million in residential interim construction financing for the construction of new homes in the Dallas, Texas area through October 3, 2014. The UMTHF Megatel Loan is evidenced by promissory notes and is secured by first lien deeds of trust on the homes financed under the UMTHF Megatel Loan, and is guaranteed by the parent company and the principals of Megatel. Each loan financed under the UMTHF Megatel Loan matures and becomes due and payable in full upon the earlier of (i) the sale of the home financed under the loan, or (ii) 12 months after the loan was originated; provided, that the maturity of each loan may be automatically extended for additional 12 month terms following the original maturity date. For each loan originated to it, Megatel is required to pay interest monthly and to repay the principal advanced to it upon the sale of the home or in any event no later than 12 months following the origination of the loan, unless the loan is further extended. The interest rate under the UMTHF Megatel Loan is the lower of 13% or the highest rate allowed by law.

 Pursuant to the UMTH Megatel Participation, we will participate in the UMTHF Megatel Loan by funding the lending obligations of UMTHF under the UMTHF Megatel Loan up to a maximum amount determined by us at our discretion. The UMTH Megatel Participation gives us the right to receive payment from UMTHF of principal and accrued interest relating to amounts funded by us under the UMTH Megatel Participation. The interest rate under the UMTHF Megatel Loan is the lower of 13% or the highest rate allowed by law. Our participation interest is repaid as Megatel repays the UMTHF Megatel Loan or as the individual construction loans mature.

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A majority of our trustees, including a majority of our independent trustees, who are not otherwise interested in this transaction, approved the UMTH Megatel Participation as being fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

As of December 31, 2013, there is no balance included in loan participation interest – related parties related to the UMTH Megatel Participation. For the year ended December 31, 2013, there is no income included in interest income – related parties related to the UMTH Megatel Participation. As of December 31, 2013, there is no accrued interest included in accrued receivable – related parties associated with the UMTH Megatel Participation.

URHF Buckingham Participation

On December 16, 2013, we entered into a participation agreement (the “URHF Buckingham Participation”) with URHF pursuant to which we purchased a participation interest in URHF’s $4.9 million loan (the “URHF Buckingham Loan”) to CTMGT Buckingham, LLC (“Buckingham”), a Texas limited liability company. Our Advisor also serves as the advisor for UMT, which owns 100% of the interests in URHF. The URHF Buckingham Loan provides financing to Buckingham to acquire and develop 81 paper lots located in Texas. The URHF Buckingham Loan is evidenced by a secured promissory note and secured by a first lien deed of trust on the lots and is guaranteed by principals of the borrower.

The URHF Buckingham Participation gives us the right to receive payment from URHF of principal and accrued interest relating to amounts funded by us under the URHF Buckingham Participation. The interest rate under the URHF Buckingham Loan is the lower of 13% or the highest rate allowed by law. Our interest will be repaid as Buckingham repays the URHF Buckingham Loan. Buckingham is required to make loan payments upon the sale of lots covered by the deed of trust. The URHF Buckingham Loan and our participation in this loan are due and payable in full on June 28, 2016.

A majority of our trustees, including a majority of our independent trustees, who are not otherwise interested in this transaction, approved the URHF Buckingham Participation as being fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

As of December 31, 2013, approximately $1.4 million is included in loan participation interest – related parties related to the URHF Buckingham Participation. For the year ended December 31, 2013, we recognized approximately $7,000 of interest income – related parties related to the URHF Buckingham Participation. Approximately $91,000 is included in accrued receivable – related parties as of December 31, 2013 for interest associated with the URHF Buckingham Participation.

URHF Bratton Hill Participation

On December 16, 2013, we entered into a participation agreement (the “URHF Bratton Hill Participation”) with URHF pursuant to which we purchased a participation interest in URHF’s $3.0 million loan (the “URHF Bratton Hill Loan”) to BLD Bratton Hill, LLC (“Bratton Hill”), a Texas limited liability company. Our Advisor also serves as the advisor for UMT, which owns 100% of the interests in URHF. The URHF Bratton Hill Loan provides financing to Bratton Hill to acquire and develop 52 paper lots located in Texas. The URHF Bratton Hill Loan is evidenced by a secured promissory note and secured by a first lien deed of trust on the lots and is guaranteed by principals of the borrower.

The URHF Buckingham Participation gives us the right to receive payment from URHF of principal and accrued interest relating to amounts funded by us under the URHF Bratton Hill Participation. The interest rate under the URHF Bratton Hill Loan is the lower of 13% or the highest rate allowed by law. Our interest will be repaid as Bratton Hill repays the URHF Bratton Hill Loan. Bratton Hill is required to pay make loan payments upon the sale of lots covered by the deed of trust. The URHF Bratton Hill Loan and our participation in this loan are due and payable in full on July 31, 2016.

A majority of our trustees, including a majority of our independent trustees, who are not otherwise interested in this transaction, approved the URHF Buckingham Participation as being fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

As of December 31, 2013, approximately $1.2 million is included in loan participation interest – related parties related to the URHF Buckingham Participation. For the year ended December 31, 2013, we recognized approximately $6,000 of interest income – related parties related to the URHF Buckingham Participation. Approximately $64,000 is included in accrued receivable – related parties as of December 31, 2013 for interest associated with the URHF Buckingham Participation.

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Notes Receivable – Related Parties

HLL Indian Springs Loan

On January 18, 2010, we made a finished lot loan (the “HLL Indian Springs Loan”) of approximately $1.8 million to HLL Land Acquisitions of Texas, L.P., an affiliated Texas limited partnership (“HLL”). HLL is a wholly owned subsidiary of UDF I, an affiliated Delaware limited partnership. The general partner of our Advisor is also the general partner of UMTH LD, our asset manager. UMTH LD also serves as the asset manager of UDF I. The HLL Indian Springs Loan was initially evidenced and secured by a first lien deed of trust recorded against approximately 71 finished residential lots in The Preserve at Indian Springs, a residential subdivision in the City of San Antonio, Bexar County, Texas, as well as a promissory note, assignments of certain lot sale contracts and earnest money, and other loan documents. The interest rate under the HLL Indian Springs Loan was the lower of 13% or the highest rate allowed by law. The HLL Indian Springs Loan was scheduled to mature on July 18, 2013, pursuant to the First Modification Agreement dated July 18, 2011. In determining whether to modify this loan, we evaluated the economic conditions, the estimated value and performance of the underlying collateral, the guarantor, adverse situations that may affect the borrower’s ability to pay or the value of the collateral and other relevant factors. The HLL Indian Springs Loan was paid in full in May 2013.

In connection with the HLL Indian Springs Loan, HLL agreed to pay an origination fee of approximately $18,000 to UMTH LD, which was funded by us at the closing of the HLL Indian Springs Loan.

A majority of our trustees, including a majority of our independent trustees, who are not otherwise interested in this transaction, approved the HLL Indian Springs Loan as being fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

As of December 31, 2013 and 2012, approximately $0 and $1.5 million, respectively, is included in notes receivable – related parties related to the HLL Indian Springs Loan. For the years ended December 31, 2013 and 2012, we recognized approximately $8,000 and $177,000, respectively, of interest income – related parties related to this loan. Approximately $0 and $2,000 is included in accrued receivable – related parties as of December 31, 2013 and 2012, respectively, for interest associated with the HLL Indian Springs Loan.

Buffington Loan Agreements

On April 30, 2010, we entered into two construction loan agreements with Buffington Signature (the “Buffington Signature CL”) and Buffington Classic (the “Buffington Classic CL”) (collectively, the “Buffington Loan Agreements”) through which we agreed to provide interim construction loan facilities (collectively, the “Buffington Loan Facilities”) to Buffington Signature and Buffington Classic. The general partner of our Advisor is also the general partner of UMTH LD, our asset manager. UMTH LD owns an investment in Buffington Homebuilding Group, Ltd., which is the parent of Buff Homes. Effective July 2010, we assigned our rights and obligations under the Buffington Loan Facilities to UDF IV HF.

The Buffington Signature CL provides Buffington Signature with up to $1.0 million in residential interim construction financing for the construction of new homes in the greater Austin, Texas area and other Texas counties approved by UDF IV HF. The Buffington Signature CL matured and was not renewed in October 2011, at which time there were no amounts outstanding and payable to UDF IV HF.

The Buffington Classic CL originally provided Buffington Classic with up to $6.5 million in residential interim construction financing for the construction of new homes in the greater Austin, Texas area and other Texas counties approved by UDF IV HF. Pursuant to the Third Modification to Construction Loan Agreement entered into between UDF IV HF and Buffington Classic in October 2011, the Buffington Classic CL provided Buffington Classic with up to $7.5 million in residential interim construction financing through October 28, 2012. Pursuant to a letter agreement entered into on October 28, 2012, we extended the maturity date of the Buffington Classic CL to October 28, 2013. Pursuant to a Fourth Modification to Construction Loan Agreement, we extended the maturity date of the Buffington Classic CL to October 28, 2014. In determining whether to modify this loan, we evaluated the economic conditions, the estimated value and performance of the underlying collateral, the guarantor, adverse situations that may affect the borrower’s ability to pay or the value of the collateral and other relevant factors.

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The Buffington Loan Facilities are evidenced and secured by the Buffington Loan Agreements, promissory notes, first lien deeds of trust on the homes financed under the Buffington Loan Facilities and various other loan documents. They are guaranteed by the parent company and certain principals of Buff Homes. The interest rate under the Buffington Loan Facilities is the lower of 13% per annum, or the highest rate allowed by law. Interest is payable monthly. Each loan financed under the Buffington Loan Facilities matures and becomes due and payable in full upon the earlier of (i) the sale of the home financed under the loan, or (ii) nine months after the loan was originated; provided, that the maturity of the loan may be extended up to 90 days following the original maturity date. At the closing of each loan, Buff Homes will pay a 0.5% origination fee to our asset manager.

A majority of our trustees, including a majority of our independent trustees, who are not otherwise interested in this transaction, approved the Buffington Loan Facilities as being fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

As of December 31, 2013 and 2012, approximately $0 million and $399,000, respectively, is included in notes receivable – related parties related to the Buffington Loan Facilities. For the years ended December 31, 2013 and 2012, we recognized approximately $5,000 and $242,000, respectively, of interest income – related parties related to the Buffington Loan Facilities. Approximately $0 and $4,000 is included in accrued receivable – related parties as of December 31, 2013 and 2012, respectively, for interest associated with the Buffington Loan Facilities.

HLL II Highland Farms Loan

Effective December 22, 2010, we made a finished lot loan (the “HLL II Highland Farms Loan”) of approximately $1.9 million to HLL II Land Acquisitions of Texas, L.P., an affiliated Texas limited partnership (“HLL II”). HLL II is a wholly owned subsidiary of UDF I. The general partner of our Advisor is also the general partner of UMTH LD, our asset manager. UMTH LD also serves as the asset manager of UDF I. The HLL II Highland Farms Loan was initially evidenced and secured by a first lien deed of trust recorded against approximately 68 finished residential lots and 148 undeveloped lots in Highland Farms, a residential subdivision in the City of San Antonio, Bexar County, Texas, as well as a promissory note, assignments of certain lot sale contracts and earnest money, and other loan documents. The interest rate under the HLL II Highland Farms Loan is the lower of 13% or the highest rate allowed by law. The original maturity date of the HLL II Highland Farms Loan was March 22, 2013. The HLL II Highland Farms Loan has subsequently been amended twice pursuant to two separate extension agreements resulting in a current maturity date of March 22, 2015. In determining whether to modify this loan, we evaluated the economic conditions, the estimated value and performance of the underlying collateral, the guarantor, adverse situations that may affect the borrower’s ability to pay or the value of the collateral and other relevant factors. The HLL II Highland Farms Loan provides HLL II with an interest reserve of approximately $354,000 pursuant to which we will fund HLL II’s monthly interest payments and add the payments to the outstanding principal balance of the HLL II Highland Farms Loan.

In connection with the HLL II Highland Farms Loan, HLL II agreed to pay us an origination fee of approximately $19,000, which was funded at the closing of the loan. Revenue associated with this origination fee is included in commitment fee income – related parties and is recognized over the life of the loan.

A majority of our trustees, including a majority of our independent trustees, who are not otherwise interested in this transaction, approved the HLL II Highland Farms Loan as being fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

As of December 31, 2013 and 2012, approximately $1.6 million and $1.5 million, respectively, is included in notes receivable – related parties related to the HLL II Highland Farms Loan. For the years ended December 31, 2013 and 2012, we recognized approximately $182,000 and $174,000, respectively, of interest income – related parties related to the HLL II Highland Farms Loan. There is no interest included in accrued receivable – related parties associated with the HLL II Highland Farms Loan as of December 31, 2013 or 2012.

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HLL Hidden Meadows Loan

Effective February 17, 2011, we entered into a Loan Agreement providing for a maximum $9.9 million loan (the “HLL Hidden Meadows Loan”) to be made to HLL. HLL is a wholly owned subsidiary of UDF I. The general partner of our Advisor is also the general partner of UMTH LD, our asset manager. UMTH LD also serves as the asset manager of UDF I. The HLL Hidden Meadows Loan was initially secured by (i) a first priority lien deed of trust to be recorded against 91 finished residential lots, 190 partially developed residential lots and residual undeveloped land located in the residential subdivision of Hidden Meadows, Harris County, Texas, (ii) the assignment of lot sale contracts providing for sales of finished residential lots to a builder, and (iii) the assignment of development reimbursements owing from a Municipal Utility District to HLL. The interest rate under the HLL Hidden Meadows Loan is the lower of 13% or the highest rate allowed by law. The HLL Hidden Meadows Loan matures and becomes due and payable in full on January 21, 2015. The HLL Hidden Meadows Loan provides HLL with an interest reserve, pursuant to which we will fund HLL’s monthly interest payments and add the payments to the outstanding principal balance of the HLL Hidden Meadows Loan.

In connection with the HLL Hidden Meadows Loan, HLL agreed to pay a $99,000 origination fee to us, which was funded at the closing of the HLL Hidden Meadows Loan. Revenue associated with this origination fee is included in commitment fee income – related parties and is recognized over the life of the loan.

A majority of our trustees, including a majority of our independent trustees, who are not otherwise interested in this transaction, approved the HLL Hidden Meadows Loan as being fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

As of December 31, 2013 and 2012, approximately $10.6 million and $9.0 million, respectively, is included in notes receivable – related parties related to the HLL Hidden Meadows Loan. For the years ended December 31, 2013 and 2012, we recognized approximately $1.3 million and $1.0 million, respectively, of interest income – related parties related to the HLL Hidden Meadows Loan. Approximately $1.0 million and $853,000 is included in accrued receivable – related parties as of December 31, 2013 and 2012, respectively, for interest associated with the HLL Hidden Meadows Loan.

Ash Creek Loan

Effective April 20, 2011, we entered into a $3.0 million loan agreement (the “Ash Creek Loan”) with UDF Ash Creek, LP (“UDF Ash Creek”), an affiliated Delaware limited partnership. UDF Ash Creek is a wholly owned subsidiary of UDF I. The general partner of our Advisor is also the general partner of UMTH LD, our asset manager. UMTH LD also serves as the asset manager of UDF I. The Ash Creek Loan provides UDF Ash Creek with interim construction financing for the construction of 19 new townhomes in an existing townhome community in Dallas, Texas. The Ash Creek Loan is evidenced and secured by a promissory note, first lien deeds of trust on the townhomes financed under the Ash Creek Loan and various other loan documents. The interest rate under the Ash Creek Loan is the lower of 13% per annum, or the highest rate allowed by law. UDF Ash Creek is required to pay interest monthly and to repay a portion of the principal upon the sale of the townhomes covered by the deed of trust. The Ash Creek Loan matured and became due and payable in full on October 20, 2012. Effective October 20, 2012, we entered into a loan modification agreement with UDF Ash Creek, which extended the maturity date of the Ash Creek Loan to October 20, 2013. Pursuant to a Second Loan Modification Agreement, we extended the maturity date of the Ash Creek Loan to October 20, 2014. In determining whether to extend this loan, we evaluated the economic conditions, the estimated value and performance of the underlying collateral, the guarantor, adverse situations that may affect the borrower’s ability to pay or the value of the collateral and other relevant factors.

In connection with the Ash Creek Loan, UDF Ash Creek agreed to pay a $15,000 origination fee to us, which was funded at the closing of the Ash Creek Loan. Revenue associated with this origination fee is included in commitment fee income – related parties and is recognized over the life of the loan.

A majority of our trustees, including a majority of our independent trustees, who are not otherwise interested in this transaction, approved the Ash Creek Loan as being fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

As of December 31, 2013 and 2012, approximately $1.8 million and $2.5 million, respectively, is included in notes receivable – related parties related to the Ash Creek Loan. For the years ended December 31, 2013 and 2012, we recognized approximately $284,000 and $266,000, respectively, of interest income – related parties related to the Ash Creek Loan. Approximately $22,000 and $60,000 is included in accrued receivable – related parties as of December 31, 2013 and 2012, respectively, for interest associated with the Ash Creek Loan.

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UMTHFII Loan

On October 26, 2011, we entered into a secured line of credit promissory note (the “UMTHFII Loan”) with UMT Home Finance II, LP (“UMTHFII”), an affiliated Delaware limited partnership. Our Advisor also serves as the advisor for UMT, which owns 100% of the interests in UMTHFII. The UMTHFII Loan provided UMTHFII with a $5.0 million line of credit to acquire or originate and fund construction loans and for business purposes approved by the Trust that are related to the acquisition or origination of construction loans. The UMTHFII Loan was subordinate to a senior loan entered into by UMTHFII and was secured by a pledge of the partnership interests in UMTHFII, a security interest against the assets of UMTHFII and a guaranty from UMT.

The interest rate under the UMTHFII Loan was the lower of 13% per annum, or the highest rate allowed by law. UMTHFII was required to repay the UMTHFII Loan as it receives net proceeds from the disposition of assets underlying the construction loans and as it receives net proceeds of interest associated with the construction loans. In addition, UMTHFII was required to repay the UMTHFII Loan as it received net proceeds from its private placement offering of up to $5.0 million in promissory notes. The UMTHFII Loan matured and became due and payable in full on October 26, 2012, at which point it terminated. We did not fund any advances or recognize any income associated with the UMTHFII Loan prior to its maturity.

A majority of our trustees, including a majority of our independent trustees, who are not otherwise interested in this transaction, approved the UMTHFII Loan as being fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

As of December 31, 2013 and 2012, there were no amounts outstanding under the UMTHFII Loan and we had not funded any advances or recognized any income associated with the UMTHFII Loan.

UDF TX Two Loan

On September 20, 2012, we entered into a loan purchase agreement with a third party to acquire a loan obligation (the “UDF TX Two Loan”) owing from UDF TX Two, L.P., an affiliated Texas limited partnership (“UDF TX Two”) for approximately $2.9 million. UDF I has a 50% partnership interest in UDF TX Two. Our asset manager, UMTH LD, also serves as the asset manager of UDF I. The general partner of our Advisor is also the general partner of UMTH LD. The UDF TX Two Loan provided UDF TX Two with financing to acquire 70 finished home lots in Lakeway, Texas. The UDF TX Two Loan is evidenced and secured by a promissory note, first lien deeds of trust on the finished lots financed under the UDF TX Two Loan and various other loan documents. The interest rate under the UDF TX Two Loan is the lower of 13% per annum, or the highest rate allowed by law. Upon acquisition of the UDF TX Two Loan, we entered into an extension agreement with UDF TX Two pursuant to which we extended the maturity date of the UDF TX Two Loan to September 20, 2014. In determining whether to modify this loan, we evaluated the economic conditions, the estimated value and performance of the underlying collateral, the guarantor, adverse situations that may affect the borrower’s ability to pay or the value of the collateral and other relevant factors.

A majority of our trustees, including a majority of our independent trustees, who are not otherwise interested in this transaction, approved the UDF TX Two Loan as being fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

As of December 31, 2013 and 2012, approximately $502,000 and $3.2 million, respectively, is included in notes receivable – related parties related to the UDF TX Two Loan. For the years ended December 31, 2013 and 2012, we recognized approximately $206,000 and $108,000, respectively, of interest income – related parties related to the UDF TX Two Loan, of which approximately $16,000 and $81,000 is included in accrued receivable – related parties as of December 31, 2013 and 2012, respectively.

UDF PM Loan

Effective October 17, 2012, we entered into a $5.1 million loan agreement (the “UDF PM Loan”) with UDF PM, LLC (“UDF PM”), an affiliated Texas limited liability company. UDF PM is a wholly owned subsidiary of UDF I. The general partner of our Advisor is also the general partner of UMTH LD, our asset manager. UMTH LD also serves as the asset manager of UDF I. The UDF PM Loan provides UDF PM with up to $4.8 million in financing for the development of an amenity center and related project amenities located in Lubbock County, Texas. The UDF PM Loan is evidenced and secured by a promissory note and the assignment of development reimbursements owing to UDF PM pursuant to (i) an economic development agreement and (ii) a public improvement district reimbursement contract, both of which were entered into between UDF PM and the city of Wolfforth, Texas. The interest rate under the UDF PM Loan is the lower of 13% per annum, or the highest rate allowed by law. The UDF PM Loan matures and becomes due and payable in full on October 17, 2015. The UDF PM Loan provides UDF PM with an interest reserve of approximately $300,000, pursuant to which we will fund UDF PM’s monthly interest payments and add the payments to the outstanding principal balance of the UDF PM Loan.

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A majority of our trustees, including a majority of our independent trustees, who are not otherwise interested in this transaction, approved the UDF PM Loan as being fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

As of December 31, 2013 and 2012, approximately $3.8 million and $892,000, respectively, is included in notes receivable – related parties related to the UDF PM Loan. For the years ended December 31, 2013 and 2012, we recognized approximately $326,000 and $11,000, respectively, of interest income – related parties related to the UDF PM Loan, $83,000 of which and $11,000 of which is included in accrued receivable – related parties as of December 31, 2013 and 2012, respectively.

HLL IS Loan

Effective November 29, 2012, we entered into a $6.4 million loan agreement (the “HLL IS Loan”) with HLL. HLL is a wholly owned subsidiary of UDF I. The general partner of our Advisor is also the general partner of UMTH LD, our asset manager. UMTH LD also serves as the asset manager of UDF I. The HLL IS Loan provides HLL with up to $5.8 million in financing for the development of residential lots located in Bexar County, Texas. The HLL IS Loan was initially evidenced and secured by a first lien deed of trust recorded against approximately 24 acres in The Preserve at Indian Springs, a residential subdivision in the City of San Antonio, Bexar County, Texas, as well as a promissory note, assignments of certain lot sale contracts, and other loan documents. The interest rate under the HLL IS Loan is the lower of 13% per annum, or the highest rate allowed by law. The HLL IS Loan matures and becomes due and payable in full on November 29, 2015. The HLL IS Loan provides HLL with an interest reserve of approximately $600,000, pursuant to which we will fund HLL’s monthly interest payments and add the payments to the outstanding principal balance of the HLL IS Loan.

In connection with the HLL IS Loan, HLL agreed to pay a $64,000 origination fee to us, which was funded at the closing of the HLL IS Loan. Revenue associated with this origination fee is included in commitment fee income – related parties and is recognized over the life of the loan.

In connection with the HLL IS Loan, HLL agreed to pay a $64,000 origination fee to us, which was funded at the closing of the HLL IS Loan. For the year ended December 31, 2012, approximately $4,000 is included in commitment fee income – related parties related to this fee.

A majority of our trustees, including a majority of our independent trustees, who are not otherwise interested in this transaction, approved the UDF PM Loan as being fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

As of December 31, 2013 and 2012, approximately $2.5 million and $3.1 million, respectively, is included in notes receivable – related parties related to the HLL IS Loan. For the years ended December 31, 2013 and 2012, we recognized approximately $478,000 and $35,000, respectively, of interest income – related parties related to the HLL IS Loan, $12,000 of which and all $35,000 of which is included in accrued receivable – related parties as of December 31, 2013 and 2012, respectively.

One KR Loan

Effective December 14, 2012, we entered into a $15.3 million loan agreement (the “One KR Loan”) with One KR Venture, L.P., an affiliated Texas limited partnership (“One KR”). One KR is a wholly owned subsidiary of UDF I. The general partner of our Advisor is also the general partner of UMTH LD, our asset manager. UMTH LD also serves as the asset manager of UDF I. The One KR Loan provides One KR with up to $12.1 million to refinance existing third party debt and develop real property located in Bexar County, Texas. The One KR Loan was initially evidenced and secured by a first lien deed of trust recorded against approximately 31 acres of real property located in Bexar County, Texas, as well as a promissory note, assignments of certain lot sale contracts, a pledge of partnership interests in the borrower and other loan documents. The interest rate under the One KR Loan is the lower of 13% per annum, or the highest rate allowed by law. The One KR Loan matures and becomes due and payable in full on June 14, 2016. The One KR Loan provides One KR with an interest reserve of approximately $3.2 million, pursuant to which we will fund One KR’s monthly interest payments and add the payments to the outstanding principal balance of the One KR Loan.

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In connection with the One KR Loan, One KR agreed to pay a $153,000 origination fee to us, which was funded at the closing of the One KR Loan. Revenue associated with this origination fee is included in commitment fee income – related parties and is recognized over the life of the loan.

A majority of our trustees, including a majority of our independent trustees, who are not otherwise interested in this transaction, approved the UDF PM Loan as being fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

As of December 31, 2013 and 2012, approximately $10.2 million and $6.0 million, respectively, is included in notes receivable – related parties related to the One KR Loan. For the years ended December 31, 2013 and 2012, we recognized approximately $1.0 million and $13,000, respectively, of interest income– related parties related to the One KR Loan, $0 of which and all $13,000of which is included in accrued receivable – related parties as of December 31, 2013 and 2012, respectively.

Guaranties

In connection with the funding of some of our organization costs, on June 26, 2009, UMTH LD entered into a $6.3 million line of credit (as amended, the “UMTH LD CTB LOC”) with CTB. Effective February 26, 2012, UMTH LD entered into a second loan modification agreement with CTB, which resulted in an extension of the maturity date on the UMTH LD CTB LOC to December 26, 2014. UMTH LD has a receivable from our Advisor for organization costs funded by UMTH LD on behalf of the Trust. UMTH LD has assigned this receivable to the bank as security for the UMTH LD CTB LOC. In addition, the UMTH LD CTB LOC is secured by a collateral assignment of a first priority note and deed of trust held by a subsidiary of UMTH LD against a residential real estate project.  As a condition to the modification entered into effective as of February 26, 2012, the Trust agreed to guaranty all obligations under the UMTH LD CTB LOC. A majority of our trustees, including a majority of our independent trustees, who are not otherwise interested in this transaction, approved the guaranty of obligations under the UMTH LD CTB LOC as being fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties. As of December 31, 2013 and December 31, 2012, the outstanding balance on the line of credit was $5.1 million and $6.2 million, respectively.

Effective December 30, 2011, we entered into a Guaranty of Payment and Guaranty of Completion (collectively, the “Stoneleigh Guaranty”) for the benefit of Babson Mezzanine Realty Investors II, L.P. (“Babson”) as agent for a group of lenders pursuant to which we guaranteed all amounts due associated with a $25.0 million construction loan agreement (the “Stoneleigh Construction Loan”) entered into between Maple Wolf Stoneleigh, LLC, an affiliated Delaware limited liability company (“Stoneleigh”), and Babson. Pursuant to the Stoneleigh Construction Loan, Babson will provide Stoneleigh with up to approximately $25.0 million to finance the construction associated with a condominium project located in Dallas, Texas. UDF LOF owns a 75% interest in Stoneleigh. Our asset manager, UMTH LD, also serves as the asset manager of UDF LOF. The general partner of our Advisor also serves as the general partner of UMTH LD. UMTH LD controls 100% of the partnership interests of the general partner of UDF LOF. A majority of our trustees, including a majority of our independent trustees, who are not otherwise interested in this transaction, approved the Stoneleigh Guaranty as being fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties. In consideration of us entering into the Stoneleigh Guaranty, we entered into a letter agreement with Stoneleigh which provides for Stoneleigh to pay us a monthly credit enhancement fee equal to 1/12th of 1% of the outstanding principal balance on the Stoneleigh Construction Loan at the end of each month. As of December 31, 2013 and December 31, 2012, approximately $7.6 million and $9.7 million, respectively, was outstanding under the Stoneleigh Construction Loan. For the years ended December 31, 2013 and 2012, approximately $90,000 and $21,000, respectively, is included in commitment fee income – related parties in connection with the credit enhancement fee associated with the Stoneleigh Construction Loan. As of December 31, 2013 and December 31, 2012, approximately $15,000 and $14,000, respectively, is included in accrued receivable – related parties in connection with the credit enhancement fee associated with the Stoneleigh Construction Loan.

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Effective July 22, 2013, we entered into a guaranty agreement (the “URHF Guaranty”) pursuant to which we guaranteed all amounts due associated with a $15.0 million revolving credit facility (the “URHF Southwest Loan”) entered into between United Residential Home Finance, L.P. (“URHF”), an affiliated Delaware limited partnership, and Southwest Bank (“Southwest”). Our Advisor also serves as the advisor for UMT, which owns 100% of the interests in URHF. The URHF Southwest Loan is secured by a first priority collateral assignment and lien on certain mortgage notes and loans held by URHF. A majority of our trustees, including a majority of our independent trustees, who are not otherwise interested in this transaction, approved the URHF Guaranty as being fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties. In consideration of us entering into the URHF Guaranty, we entered into a letter agreement with URHF which provides for URHF to pay us a monthly credit enhancement fee equal to 1/12th of 1% of the outstanding principal balance on the URHF Southwest Loan at the end of each month. As of December 31, 2013, URHF had not made any draws on this loan and we had not recognized any income in connection with our guaranty.

Certain Conflict Resolution Procedures

In order to reduce or eliminate certain potential conflicts of interest, our declaration of trust contains a number of restrictions relating to transactions we enter into with our Advisor and its affiliates and allocation of investment opportunities among affiliated entities.  These restrictions include, among others, the following:

•	We will not purchase or lease properties in which our Advisor, any of our trustees or any of their respective affiliates, has an interest unless a majority of the trustees, including a majority of the independent trustees, not otherwise interested in such transaction determines that such transaction is fair and reasonable to us and at a price to us no greater than the cost of the property to the seller or lessor, unless there is substantial justification for any amount that exceeds such cost and such excess amount is determined to be reasonable. In no event will we acquire any property at an amount in excess of its appraised value. We will not sell or lease properties to our Advisor, any of our trustees or any of their respective affiliates unless a majority of the trustees, including a majority of the independent trustees, not otherwise interested in the transaction determines that the transaction is fair and reasonable to us.

•	We will not make any loans to our Advisor, any of our trustees or any of their respective affiliates, except that we may make or invest in mortgage loans involving our Advisor, our trustees or their respective affiliates, provided that an appraisal is obtained from an independent expert concerning the underlying property from an independent expert who is in the business of rendering opinions regarding the value of assets of the type held by us and who is qualified to perform such work. In addition, a majority of the trustees, including a majority of the independent trustees, who are not otherwise interested in the transaction must approve all transactions with our Advisor or its affiliates as being fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties. We also will obtain a mortgagee’s or owner’s title insurance policy or a commitment as to the priority of the secured loan as part of our underwriting process. Furthermore, our Advisor, any of our trustees and any of their respective affiliates will not make loans to us or to joint ventures in which we are a joint venture partner unless approved by a majority of the trustees, including a majority of the independent trustees, not otherwise interested in the transaction as fair, competitive and commercially reasonable, and no less favorable to us than comparable loans between unaffiliated parties.

•	Our Advisor and its affiliates will be entitled to reimbursement, at cost, for actual expenses incurred by them on behalf of us or joint ventures in which we are a joint venture partner; provided, however, our Advisor must reimburse us for the amount, if any, by which our total operating expenses, including the Advisor asset management fee, paid during the previous fiscal year exceeded the greater of: (i) 2% of our average invested assets for that fiscal year, or (ii) 25% of our net income, before any additions to reserves for depreciation, bad debts or other similar non-cash reserves and before any gain from the sale of our assets, for that fiscal year.

•	We will not enter into any other transaction with our Advisor or its affiliates, including the acceptance of goods or services from our Advisor or its affiliates, unless a majority of our trustees, including a majority of the independent trustees, not otherwise interested in the transaction approves such transaction as fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

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We may invest in the same loans in which UDF I, UDF II, UDF III and UDF LOF invest.  We believe that we will be able to invest in a more diversified portfolio of loans and benefit from integrated exit strategies if we are able to hold loans jointly with our affiliates.  The lifecycle of single-family lot development and home construction generally begins with the acquisition of land for development of single-family lots, followed by the entitlement and engineering of the subject property, followed by the development of raw land into a finished lot, followed by the construction and sale of a single-family home.  There are differing levels of capital appreciation, cash flow, loan-to-value ratios, development risk, market risk and investment yields over the course of the development lifecycle.  UDF I, UDF II, UDF III, UDF LOF and we invest, or will invest, in substantially similar land development opportunities, although such investments may be made at different points in the development lifecycle in accordance with the investment criteria, yield requirements, cash flow expectations, investment horizon and risk tolerances of the respective fund at the time the investment is made.  In addition, UDF I, UDF II, UDF III, UDF LOF and we will determine to exit investments in land development and home construction projects at different points in the development lifecycle in accordance with the investment criteria, yield requirements, cash flow expectations, investment horizon and risk tolerances of the respective fund at the time the exit is made.  Subject to the respective limitations set forth in the organizational and operational documents of each of UDF I, UDF II, UDF III, UDF LOF and us, investments may be entered into as loan participations or joint ventures between two or more of these funds, and may be sold to or refinanced by one or more other of such funds in accordance with the investment criteria, yield requirements, cash flow expectations, investment horizon and risk tolerances of the respective fund.

UMTH LD is the asset manager of UDF I, UDF II, UDF LOF and us and the general partner of UDF III.  In exercising its duties to each of these funds, UMTH LD will manage each investment in accordance with the investment criteria, yield requirements, cash flow expectations, investment horizon and risk tolerances of the respective fund as each investment progresses.  UDF I, UDF II, UDF III, UDF LOF and we each recognize that, in exercising its duties to each fund, UMTH LD will encounter conflicts of interest.  Thus, each of these funds and UMTH LD seeks to equitably apportion investment opportunities among and between such entities in accordance with each fund’s investment criteria, yield requirements, cash flow expectations, investment horizon and risk tolerances at the time each transaction opportunity is presented by UMTH LD.  We have entered into a participation agreement with UDF I, UDF II, UDF III, UDF LOF and UMTH LD that provides that, in the event that a transaction opportunity becomes available that is suitable, under all of the factors considered by our Advisor, including cash flow, capital appreciation, investment horizon and risk tolerance, for both us and one or more of these programs, and for which more than one of such entities has sufficient uninvested funds, then:

•	each respective entity will be allocated a percentage of the transaction opportunity determined as the ratio of the total amount of “equity invested” in such entity over the “total combined equity invested,” such percentage being the “investment percentage.” For purposes of the participation agreement, “equity invested” shall include both direct investment and retained earnings as determined by the most recently available audited or unaudited financial statements prepared by the respective entities as completed with respect to the most recent calendar quarter. For purposes of this paragraph, “total combined equity invested” shall mean the sum of the equity invested in each of UDF I, UDF II, UDF III, UDF LOF and us. Each of the respective entities will invest in such transaction opportunity an amount equal to the investment percentage multiplied by the amount of “required cash.” For purposes of the participation agreement, “required cash” means the aggregate amount of cash required to be invested by the respective United Development Funding-sponsored program in the transaction opportunity;

•	if, after allocating available cash pursuant to the paragraphs above, the full amount of the required cash has not been invested, the remaining transaction opportunity shall be allocated amongst and between the entities with remaining available cash by repeating the process set forth in the paragraph immediately above until the full amount of required cash has been invested;

•	For purposes of the participation agreement, “available cash” shall mean all cash of the respective entity available for investment, not including lines of credit or other borrowing facilities, as determined by UMTH LD, taking into consideration the projected sources and uses of cash for that respective entity.

In determining whether or not a transaction opportunity is suitable for more than one program, our Advisor, subject to approval by our board of trustees, shall examine, among others, the following factors:

•	the anticipated cash flow of the property to be acquired or underlying the secured loan and the cash requirements of each program;

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•	the effect of the investment both on diversification of each program’s investments by type of property and geographic area;

•	the policy of each program relating to leverage;

•	the income tax effects of the investment to each program;

•	the size of the investment; and

•	the amount of funds available to each program and the length of time such funds have been available for investment.

If a subsequent development, such as a delay in the closing of an investment, causes any such investment, in the opinion of our Advisor, to be more appropriate for a program other than the program that committed to make the investment, our Advisor may determine that another program affiliated with our Advisor or its affiliates will make the investment.  Our board of trustees, including our independent trustees, has a duty to ensure that the method used by our Advisor for the allocation of investments by two or more affiliated programs seeking to make similar types of investments is applied fairly to us.

Circumstances may arise, due to availability of capital or other reasons, when it is not possible for UDF I, UDF II, UDF III, UDF LOF and us to each make an investment on such a pro rata basis.  We cannot assure you that we will be able to invest in all investment opportunities of which our Advisor becomes aware that are suitable for us on a pro rata basis with UDF I, UDF II, UDF III and UDF LOF or otherwise.  Furthermore, UDF I, UDF II, UDF III and UDF LOF may make investments in which we will not participate, and we may make investments in which UDF I, UDF II, UDF III and/or UDF LOF will not participate.  If we do make an investment with UDF I, UDF II, UDF III and/or UDF LOF, the structure of our participation in such investments may vary and will be determined on a case-by-case basis.

Our participation agreement with UDF I, UDF II, UDF III, UDF LOF and UMTH LD provides that, unless the organizational and operational documents of a fund are more restrictive, (i) no loan shall be sold between UDF I, UDF II, UDF III, UDF LOF and/or us for an amount in excess of the outstanding loan balance, including accrued interest, at the time of the sale; provided, however, that this does not prohibit the acquiring entity from subsequently restructuring the loan in any way, including an increase in the loan amount; and (ii) no asset shall be sold between UDF I, UDF II, UDF III, UDF LOF and/or us for an amount in excess of its fair market value as determined by an independent expert; provided, however, that this does not prohibit the financing of the investment by one of the other such funds.

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PROPOSAL NO. 2 – ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act enacted in July 2010, or the Dodd-Frank Act, our shareholders are entitled to vote at the annual meeting to approve our named executive officer compensation, as disclosed in this proxy statement. Pursuant to the Dodd-Frank Act, the shareholder vote on named executive officer compensation is an advisory vote only, and it is not binding on us or our board of trustees.

The board of trustees believes that its executive compensation program serves the best interests of the Trust’s shareholders by attracting and retaining talented, capable individuals. Please refer to the “Compensation Discussion and Analysis” section of this proxy statement for a discussion of the compensation of our named executive officer.

We are asking for shareholder approval of the named executive officer compensation as disclosed in this proxy statement in accordance with SEC rules. This vote is not intended to address any specific item of compensation, but rather the overall named executive officer compensation and the policies and practices described in this proxy statement.

Our board of trustees values and encourages constructive dialogue on executive compensation and other important governance topics with our shareholders, to whom it is ultimately accountable. Although the resolution is advisory and therefore not binding on us and our board of trustees, our board of trustees will carefully consider the outcome of the vote. To the extent there are a significant number of negative votes on this resolution, we would expect to initiate procedures to better understand the concerns that influenced the resolution. Our board of trustees will consider constructive feedback obtained through this process in making future decisions about named executive officer compensation programs.

Accordingly, we ask our shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the shareholders of United Development Funding IV approve, on a non-binding advisory basis, the named executive officer compensation as disclosed pursuant to Item 402 of Regulation S-K in the Trust’s proxy statement for the 2014 Annual Meeting of Shareholders.”

OUR BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS an advisory vote “FOR” the approval of the named executive officer compensation as disclosed in this Proxy Statement.

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PROPOSAL NO. 3 – ADVISORY VOTE ON FREQUENCY OF SHAREHOLDER ADVISORY RESOLUTION
ON NAMED EXECUTIVE OFFICER COMPENSATION

Under the Dodd-Frank Act, our shareholders are entitled to vote at the annual meeting regarding the frequency of the shareholder vote to approve the named executive officer compensation (as described in Proposal No. 2 above). Pursuant to the Dodd-Frank Act, the shareholder vote on the frequency of the shareholder vote to approve named executive officer compensation is an advisory vote only, and it is not binding on us or our board of trustees.

The resolution by the shareholders on frequency is distinct from the resolution regarding our named executive officer compensation. This proposal deals with the issue of how often the resolution our named executive officer compensation should be presented to our shareholders and, in this regard, we are soliciting your advice as to whether the resolution on named executive officer compensation should be presented in proxy statements for the annual meeting every year, every two years or every three years. You may also abstain from making a choice.

The board of trustees believes that a vote to approve the named executive officer compensation every three years is most appropriate for the Trust because a three-year period is more closely aligned with the long-term view that the board of trustees takes with respect to the more significant components of named executive officer compensation.

Like the advisory vote on named executive officer compensation, the advisory vote on the frequency of the shareholder vote to approve the named executive officer compensation is non-binding on us or our board of trustees. Therefore, there is no “required vote” that would constitute approval. Our board of trustees will carefully consider the outcome of the vote when making its decision regarding the frequency of future advisory votes on named executive officer compensation. However, because this vote is advisory and not binding, our board of trustees may decide that it is in the best interests of us and our shareholders to hold future advisory votes on named executive officer compensation more or less frequently than the alternative that has been selected by our shareholders.

OUR BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS that an advisory vote to approve, on an advisory basis, named executive officer compensation be held “EVERY THREE YEARS.”

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INTRODUCTORY NOTE – PROPOSALS 4A – 4G

As our offering stage has closed, our board of trustees has considered various forms of liquidity, including a listing of our common shares on NASDAQ. On April 28, 2014, we announced that our board of trustees has decided to list our common shares on the NASDAQ. While we cannot assure you if or when a listing of our common shares on NASDAQ will be completed, our board of trustees believes that an amendment and restatement of our declaration of trust would be desirable in connection with a potential listing of our common shares of beneficial interest on NASDAQ. The review process was conducted in relation to the Trust’s business plan and strategic objectives and in comparison to exchange-listed REITs similar to the Trust. Based on this review, our board of trustees has concluded that our declaration of trust should be amended and restated substantially in the form of Exhibit A attached to this Proxy Statement.

First, as described in more detail in connection with Proposal 4A below, our declaration of trust includes numerous provisions pursuant to the NASAA REIT Guidelines that, although required for a non-exchange-listed REIT to sell securities in compliance with various state securities laws, rules and regulations, are not required for an exchange-listed REIT. These provisions may affect many aspects of our operations and may ultimately limit our ability to most effectively operate our business and advance our strategic objectives. In Proposal 4A, we are proposing to amend and restate our declaration of trust to remove these provisions.

Second, as described in more detail in connection with Proposals 4B – 4G below, our declaration of trust contains additional provisions that impose limitations on the Trust’s authority under Maryland law or otherwise do not accord with practices that have emerged among exchange-listed REITs that, like the Trust, are organized in Maryland. We believe that revising these provisions to follow Maryland law and otherwise to accord with other exchange-listed REITs organized in Maryland will provide us with greater flexibility in implementing our business plan and advancing our strategic objectives. In Proposals 4B – 4G, we are proposing to amend and restate our declaration of trust to revise these provisions.

If approved by our shareholders and, if our common shares of beneficial interest become listed on NASDAQ, upon the later of such approval by our shareholders or our listing, we would file the Third Articles of Amendment and Restatement described in Proposals 4A – 4G with the SDAT, which would be effective upon the acceptance for record of the Third Articles of Amendment and Restatement by the SDAT.

Consequences of Failure to Approve the Proposed Amendment and Restatement of Our Declaration of Trust

If any of the proposals to amend and restate our declaration of trust in Proposals 4A – 4G is not approved, our board of trustees may determine not to list our common shares of beneficial interest on NASDAQ. We are not, however, prohibited from doing so; and we may consider listing our common shares of beneficial interest on NASDAQ before our shareholders vote on the proposals to amend and restate our declaration of trust, or we may consider listing our common shares of beneficial interest on NASDAQ if our board of trustees determines that a listing without the amendment and restatement of our declaration of trust, or with an amendment and restatement of our declaration of trust that does not include certain proposed amendments that were not approved by our shareholders, would be in the best interests of our shareholders. If we were to decide to list our common shares prior to, or without, the amendment and restatement of our declaration of trust, or with an amendment and restatement of our declaration of trust that does not include certain proposed amendments that were not approved by our shareholders, we believe that operating in such manner as a listed entity could restrict our ability to compete effectively for investment opportunities and management talent and to attract and retain independent trustees.

Vote Required

To approve each proposal to amend and restate our declaration of trust in Proposals 4A – 4G, the affirmative vote of a majority of all votes entitled to be cast on each proposal must be cast in favor of each such proposal.

Our board of trustees has declared the amended and restated declaration of trust to be advisable and is recommending that you vote “FOR” Proposals 4A – 4G.

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PROPOSAL 4A – AMENDMENT AND RESTATEMENT OF OUR DECLARATION OF TRUST TO REMOVE PROVISIONS ORIGINALLY INCLUDED TO COMPLY WITH THE NASAA REIT GUIDELINES

As a result of our operations as a non-exchange-listed REIT subject to the NASAA REIT Guidelines, our existing declaration of trust contains numerous provisions that are not applicable to exchange-listed REITs, including our competitors. In connection with a potential listing of our common shares of beneficial interest on NASDAQ, we are seeking a vote to amend and restate our declaration of trust to provide greater operational flexibility and reflect the fact that we will no longer be subject to the NASAA REIT Guidelines after a listing, should such a listing occur, making the changes described below and other modifications of a ministerial nature that are necessary in view of the proposed changes. These amendments include, among other things, the deletion and revision of definitions, references and cross-references and other provisions that would no longer be applicable to us or which would need to be updated, and the necessary renumbering of remaining provisions. The following description is intended to be a summary of certain amendments to our declaration of trust only:

•	Delete the NASAA REIT Guidelines requirement that our shareholders meet certain suitability criteria.

•	Delete the NASAA REIT Guidelines requirement that our board of trustees be comprised of at least three trustees. Under Maryland law, our board of trustees may be comprised of as few as one trustee.

•	Delete the NASAA REIT Guidelines requirement that (a) a majority of our board of trustees consist of Independent Trustees (as defined by the NASAA REIT Guidelines), (b) a majority of the members of each committee of our board of trustees consist of Independent Trustees, (c) the Independent Trustees nominate replacements for vacancies among the Independent Trustees’ positions, and (d) the Trust’s fees and expenses and investment policies be reviewed at least annually by the Independent Trustees. While the rules of NASDAQ would require that a majority of our trustees be independent, the definition of independence of NASDAQ would likely be much less restrictive than the NASAA REIT Guidelines definition. Upon listing, any audit, compensation and nominating and governance committees established by our board of trustees would be required to comply with the independence requirements and have the authority required under the rules established by the SEC and NASDAQ, as well as applicable law.

•	Delete the NASAA REIT Guidelines requirements that any non-independent trustee have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets we acquire and that at least one Independent Trustee have at least three years of relevant real estate experience.

•	Delete the NASAA REIT Guidelines requirement that certain specified matters be approved by the Independent Trustees.

•	Delete the NASAA REIT Guidelines restrictions on our investment objectives, investments and operations.

•	Delete the NASAA REIT Guidelines provisions prohibiting our advisor, a trustee and the trustee’s affiliates from voting on the removal of the advisor or a trustee or any transaction between the Trust and the advisor, a trustee or any of their affiliates and prohibiting transactions between the Trust and our sponsor, the advisor, a trustee or any of their affiliates unless certain approvals are obtained and certain determinations are made. Maryland law subjects a transaction between a REIT and any of its trustees or any other entity in which any of its trustees is a director or trustee or has a material financial interest to voidability unless the transaction is approved by the affirmative vote of a majority of disinterested trustees or a majority of the votes cast by disinterested shareholders or is fair and reasonable to the REIT.

•	Delete the NASAA REIT Guidelines restrictions related to distributions in kind, share repurchases and distribution reinvestment plans.

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•	Delete the NASAA REIT Guidelines requirements that (a) an annual meeting of shareholders be held no less than 30 days after delivery of the annual report, (b) a special meeting of shareholders be held no less than 15 days nor more than 60 days after the delivery of notice, (c) a quorum be 50% of the then outstanding shares entitled to vote, (d) a trustee receive the affirmative vote of a majority of the shares present in order to be elected (Maryland law requires only a plurality of the votes cast), and (e) a special meeting of shareholders be called upon the request of the holders of at least 10% of the outstanding shares entitled to vote (under Maryland law, the percentage required to call a meeting can be as high as, and for an exchange-listed REIT typically is, a majority).

•	Delete the NASAA REIT Guidelines requirement that the voting rights for shares sold in a private offering bear the same relationship to the voting rights of publicly held shares as the consideration paid for each privately offered share bears to the book value of each publicly held share.

•	Delete the NASAA REIT Guidelines requirement that the trustees serve in a fiduciary capacity to the Trust and have a fiduciary duty to the shareholders. Pursuant to Maryland law, the trustees will continue to have a duty to act in good faith, in a manner reasonably believed to be in the best interests of the Trust and with the care of an ordinarily prudent person in a like position under similar circumstances.

•	Delete the NASAA REIT Guidelines requirement that each trustee elected by the shareholders hold office for one year, until the next annual meeting of shareholders and until his or her successor is duly elected and qualifies. Pursuant to Maryland law, unless the board of trustees is classified or the terms of any class or series of shares pursuant to which trustees are elected provide otherwise, trustees hold office until the next annual meeting of shareholders and until their successors are duly elected and qualify.

•	Delete the NASAA REIT Guidelines requirement that we make all of our records available for inspection by any shareholder. Maryland law permits access only to trust documents, including bylaws, minutes of shareholder proceedings, annual statements of affairs, voting trust agreements and statements of securities issued during certain specified periods.

•	Delete the NASAA REIT Guidelines requirement that we provide a copy of our shareholder list to any shareholder upon request. Maryland law requires only that the shareholder list be provided to shareholders of record of at least 5% of the outstanding shares of any class for at least six months.

•	Delete the NASAA REIT Guidelines requirement that an annual report be provided to each shareholder within 120 days after the end of the fiscal year. Maryland law requires only that an annual statement of affairs, including a balance sheet and a financial statement of operations, be submitted at the annual meeting of shareholders and made available for inspection within 20 days thereafter.

•	Delete the NASAA REIT Guidelines restrictions on exculpation and indemnification of, and advance of expenses to, trustees and officers.

•	Delete the NASAA REIT Guidelines requirement that shareholders approve the liquidation or termination of the Trust, amendments of our declaration of trust that materially and adversely affect the rights, preferences and privileges of the shareholders and most mergers or sales of all or substantially all of our assets. Under Maryland law and elsewhere in our declaration of trust, shareholder approval is generally required for the amendment of our declaration of trust, the liquidation or termination of the Trust and most mergers or sales of all or substantially all of our assets.

•	Delete the NASAA REIT Guidelines restrictions on roll-up transactions.

•	Delete provisions relating to the interpretation of the NASAA REIT Guidelines and conflicts between the NASAA REIT Guidelines and applicable Maryland law.

In addition to the proposed amendments to our declaration of trust particularly described above, we are also proposing to amend our declaration of trust to integrate all the amendments to our declaration of trust that are approved by shareholders at the Annual Meeting, to revise or delete definitions, to conform cross-references and section titles and to make other immaterial typographical and drafting changes throughout our declaration of trust, to remove provisions that are no longer applicable by their express terms and to restate our declaration of trust to incorporate all approved amendments in one document. None of these ministerial amendments would materially affect the rights or preferences of our shareholders. We believe that these amendments and the restatement are advisable in order to simplify reference to our declaration of trust for our shareholders, trustees, officers, employees, agents and advisors.

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The above summary is qualified in its entirety by the full text of the Third Articles of Amendment and Restatement attached hereto as Exhibit A, reflecting all of the amendments to our declaration of trust that we are proposing to be approved at the Annual Meeting in both this Proposal 4A and Proposals 4B – 4G. The text of the proposed Third Articles of Amendment and Restatement has been marked in Exhibit B to reflect all the proposed amendments in Proposals 4A – 4G from our current Second Articles of Amendment and Restatement.

OUR BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 4A.

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PROPOSALS 4B – 4G – AMENDMENT AND RESTATEMENT OF OUR DECLARATION OF TRUST TO ACCORD WITH THE PRACTICES OF OTHER LISTED REITS

In these Proposals 4B – 4G, we are proposing to amend and restate our declaration of trust to accord with the practices of exchange-listed REITs, which we believe will have positive effects for the Trust and our shareholders should a listing of our common shares of beneficial interest occur. We believe these changes will improve the Trust’s flexibility to advance its strategic objectives and implement its business plan to the benefit of the Trust and our shareholders. The following descriptions set forth in these Proposals 4B – 4G collectively summarize these proposed amendments and are qualified in their entirety by the full text of the Third Articles of Amendment and Restatement attached hereto as Exhibit A, reflecting the amendments to our declaration of trust contemplated by Proposals 4A – 4G that we are proposing to be approved at the Annual Meeting. The text of the proposed Third Articles of Amendment and Restatement has been marked in Exhibit B to reflect all the proposed amendments contemplated by Proposals 4A – 4G from the current Second Articles of Amendment and Restatement, including the amendments.

•	Proposal 4B – Replace the NASAA REIT Guidelines requirements and other provisions related to the appointment of, supervision of, and compensation to, the advisor of the Trust and related provisions, instead providing greater flexibility by allowing our board of trustees to authorize the execution of advisory agreements subject to such conditions as may be required by any applicable statute, rule or regulation.

•	Proposal 4C – Clarify that the provisions relating to indemnification and advancement of expenses are nonexclusive and, if later amended or repealed, shall not apply retroactively. Also clarify that, for trustees and officers, the rights to indemnification and advancement of expenses shall vest immediately upon the election of such trustee or officer. Clarify that distributions of shares of one class may be made to holders of another class of shares. Clarify that our board of trustees has the power to interpret provisions of our declaration of trust and our bylaws, and that such power encompasses the power to resolve ambiguities.

•	Proposal 4D – Delete the provision restricting the issuance of share certificates and revise the text of the legend that is to accompany any such certificated shares. Delete the provision requiring that the issuance of preferred shares be approved by the Independent Trustees.

•	Proposal 4E – Add provisions that, if the Trust elects to qualify for federal income tax treatment as a REIT (which the Trust has), our board of trustees shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Trust as a REIT. Add additional transfer procedures regarding transfers of shares in connection with violations of the share ownership limitations that are specified in our declaration of trust.

•	Proposal 4F – Update certain provisions to reflect a listing of our shares of beneficial interest on NASDAQ and delete the provision regarding noncompliant tender offers, which by its express terms becomes ineffective with respect to exchange-listed shares upon listing. Also revise obsolete references to the NYSE to reflect a potential listing on NASDAQ.

•	Proposal 4G – Provide that a trustee may be removed at a meeting of shareholders called for that purpose for cause only and clarify the point at which a trustee’s resignation becomes effective. Delete the provision limiting the number of trustees to fifteen.

To the extent that any of the amendments described in Proposals 4B – 4G is approved, in addition to the proposed amendments to our declaration of trust particularly described above, we are also proposing to amend our declaration of trust to integrate all the amendments to our declaration of trust that are approved by shareholders at the Annual Meeting, to revise or delete definitions, to conform cross-references and section titles and to make other immaterial typographical and drafting changes throughout our declaration of trust, to remove provisions that are no longer applicable by their express terms and to restate our declaration of trust to incorporate all approved amendments in one document. None of these ministerial amendments would materially affect the rights or preferences of our shareholders. We believe that these amendments and the restatement are advisable in order to simplify reference to our declaration of trust for our shareholders, trustees, officers, employees, agents and advisors.

OUR BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF PROPOSALS 4B – 4G.

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PROPOSAL 5 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our board of trustees has ratified our audit committee’s appointment of the firm of Whitley Penn LLP to continue as our independent registered public accounting firm for the year ending December 31, 2014, subject to ratification of the appointment by our shareholders.  If our shareholders do not ratify the appointment of Whitley Penn LLP, the audit committee will reconsider whether to retain Whitley Penn LLP, but may decide to retain Whitley Penn LLP as our independent registered public accounting firm. Even if the appointment is ratified, the audit committee in its discretion may change the appointment at any time during the year if it determines that a change would be in the best interests of us and our shareholders.

Assuming the presence of a quorum in person or by proxy at the Annual Meeting, the affirmative vote of a majority of all votes cast at the annual meeting is required to ratify the appointment of Whitley Penn LLP as our independent registered public accounting firm for the year ending December 31, 2014.

Representatives of Whitley Penn LLP are expected to be present at the Annual Meeting.  They will be given an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

OUR BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPOINTMENT OF WHITLEY PENN LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014.

Relationship with Independent Registered Public Accounting Firm; Audit, Tax and Other Fees

Whitley Penn LLP has served as our independent registered public accounting firm since our inception in May 2008 and audited our financial statements for the period from May 28, 2008 (Date of Inception) through December 31, 2013.  To our knowledge, neither Whitley Penn LLP nor any of its partners has any direct financial interest or any material indirect financial interest in us, or has had any connection since our inception in the capacity of promoter, underwriter, trustee, officer or employee.

The following table reflects fees billed by Whitley Penn LLP for services rendered to the Trust in 2013 and 2012:

Nature of Service	2013	2012	Purpose
Audit fees	$133,600	$118,000	For audit of the Trust’s annual financial statements, review of quarterly financial statements included in the Trust’s Forms 10-Q and review of other SEC filings
Tax fees	$6,300	$6,000	For preparation of tax returns and tax compliance
All other fees	$61,300	$-	SEC comment letters, post-effective amendment and other audit-related projects

All of the services and fees described above were pre-approved by the audit committee.

The Trust has a policy of requiring that the audit committee pre-approve all audit and non-audit services (including the fees and terms thereof) provided to the Trust by the independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(b) of the Exchange Act and the rules and regulations of the SEC.  The audit committee approved all of the services rendered by Whitley Penn LLP for the years ended December 31, 2013 and 2012.

Auditor Independence

The audit committee has considered whether the provision of the above noted services is compatible with maintaining our independent registered public accounting firm’s independence and has concluded that the provision of such services has not adversely affected the independent registered public accounting firm’s independence.

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Security Ownership Of Principal Shareholders And Management

As of the Record Date, we had 32,310,459 shares issued and outstanding.  The following table sets forth certain information as of the Record Date regarding the beneficial ownership of our common shares of beneficial interest as of the Record Date by (i) each person known by us to be the beneficial owner of more than 5% of our outstanding shares, (ii) each trustee and nominee for trustee, (iii) each named executive officer, and (iv) all of our trustees and executive officers as a group.  Except as indicated in the footnotes to this table, the persons named in the table, based on information provided by such persons, have sole voting and sole investment power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable.  None of the shares described below has been pledged as security.

Name	Number of Shares (1)	Percent of Class
Hollis M. Greenlaw (2)(3)	34,564	*
Phillip K. Marshall (2)	-	*
J. Heath Malone (2)	1,348	*
Steven J. Finkle (2)	15,799	*
David A. Hanson (2)	648	*
Cara D. Obert (2)	-	*
John R. (“Bobby”) Ray (2)	-	*
Stacey H. Dwyer (2)	82,410	*
All Trustees and Executive Officers as a Group (8 persons)	134,768	*
*	Represents less than 1% of our outstanding common shares of beneficial interest.

(1)	For purposes of this table, shares indicated as being owned beneficially include shares that the beneficial owner has the right to acquire within 60 days of the Record Date. For the purpose of computing the percentage of the outstanding shares owned by a shareholder, shares that may be acquired during the 60 days following the Record Date are deemed to be outstanding securities of the class owned by that shareholder but are not deemed to be outstanding for the purpose of computing the percentage by any other person.

(2)	A trustee and/or executive officer of the Trust. The address of all trustees and executive officers is c/o United Development Funding IV, 1301 Municipal Way, Suite 100, Grapevine, Texas 76051.

(3)	Number of shares includes 10,000 shares owned directly by UMTH, a limited partnership of which the reporting person serves as Chief Executive Officer, Vice Chairman and partner; the reporting person disclaims beneficial ownership of the securities owned by UMTH except to the extent of his pecuniary interest therein. Number of shares also includes 17,450 shares owned directly by WAB Ltd, a limited partnership of which the reporting person is a limited partner and the general partner is WAB Genpar, LLC, a limited liability company of which the reporting person is the managing member and president; and 1,052 shares owned directly by Mojo Investments L.P., a limited partnership of which the reporting person is the general partner.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires each trustee, officer and individual beneficially owning more than 10% of a registered security of the Trust to file with the SEC, within specified time frames, initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) of common shares of beneficial interest of the Trust. Trustees, officers and greater than 10% beneficial owners are required by SEC rules to furnish the Trust with copies of all such forms they file. Based solely on a review of the copies of such forms furnished to us during and with respect to the fiscal year ended December 31, 2013 or written representations that no additional forms were required, to the best of our knowledge, Mr. Hanson and Mr. Malone did not timely file a Form 4 related to their purchase of shares of beneficial interest during the year ended December 31, 2013. We are not aware of any other required Section 16(a) filings that were not timely and correctly made by reporting persons during the year ended December 31, 2013.

AUDIT COMMITTEE REPORT

The role of the audit committee is to oversee our financial reporting process on behalf of our board of trustees. Our management has the primary responsibility for our financial statements as well as our financial reporting process, principles and internal controls. The independent registered public accounting firm is responsible for performing an audit of our financial statements and expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted in the United States of America.

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In this context, the audit committee has reviewed and discussed our audited financial statements as of December 31, 2013, 2012 and 2011 with management and the independent registered public accounting firm.  The audit committee has discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, Professional Standards, as amended. In addition, the audit committee has received the written disclosures from the independent registered public accounting firm required by Public Company Accounting Oversight Board (United States) (“PCAOB”) Ethics and Independence Rule 3526, “Communication with Audit Committees Concerning Independence” and discussed with the independent registered public accounting firm its independence within the meaning of the rules and standards of the PCAOB and the securities laws and regulations administered by the SEC. The audit committee has also considered whether the independent registered public accounting firm’s provision of tax preparation, tax consulting services and other non-audit services to us is compatible with maintaining the independent registered public accounting firm’s independence.

Based on the reports and discussions described above, the audit committee recommended to our board of trustees that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2013 filed with the SEC on April 15, 2014.

Members of the Audit Committee
Philip K. Marshall, Chairman
J. Heath Malone
Steven J. Finkle

The preceding “Audit Committee Report” shall not be deemed soliciting material or to be filed with the SEC, nor shall any information in this report be incorporated by reference into any past or future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Trust specifically incorporates it by reference into such filing.

MAILING OF MATERIALS; OTHER MATTERS

On or about June 4, 2014 we will mail a proxy card together with this proxy statement to all shareholders of record at the close of business on the Record Date.  As of the date of this proxy statement, our board of trustees knows of no other matters which may properly be, or are likely to be, brought before the Annual Meeting.  To date, we have received no shareholder proposals.  However, if any proper matters are brought before the Annual Meeting or any adjournments of postponements thereof, the proxy holders will vote in regard thereto according to their discretion insofar as such proxies are not limited to the contrary.

It is important that proxies be returned promptly.  Therefore, shareholders are urged to sign, date and return the accompanying proxy card in the accompanying return envelope or authorize their proxy by fax to 1-781-633-4036, by telephone by dialing toll-free 1-800-830-3542 or by the Internet at http://www.2voteproxy.com/udf.

At the Annual Meeting, in addition to the matters described above, there will be an address by our Chief Executive Officer and a general discussion period during which shareholders will have an opportunity to ask questions about our business and operations.

Proposals for 2015 Annual Meeting

Under SEC regulations, any shareholder desiring to submit a proposal for inclusion in proxy solicitation material for our 2015 Annual Meeting of Shareholders, including any proposals for nominees for election as trustee at the 2015 Annual Meeting of Shareholders, must cause such proposal to be received at our executive offices located at The United Development Funding IV Building, 1301 Municipal Way, Suite 100, Grapevine, Texas 76051, Attention: Investor Relations, no later than January 29, 2015, in order for the proposal to be considered for inclusion in our proxy statement for that meeting.  Shareholders also must follow the procedures prescribed in SEC Rule 14a-8 promulgated under the Exchange Act.  If a shareholder wishes to present a proposal at our 2015 Annual Meeting of Shareholders, whether or not the proposal is intended to be included in the 2015 proxy materials, our bylaws currently require that the shareholder give advance written notice to Investor Relations at our offices no earlier than December 30, 2014 and no later than January 29, 2015.  Shareholders are advised to review our bylaws, which contain other requirements with respect to advance notice of shareholder proposals and trustee nominations.  We presently anticipate holding the 2015 Annual Meeting of Shareholders in June 2015.

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Annual Report and Form 10-K

All shareholders of record on the Record Date are sent a copy of our 2014 Annual Report to Shareholders which contains our audited financial statements for the years ended December 31, 2013, 2012 and 2011.  Our 2014 Annual Report to Shareholders is not incorporated in this proxy statement and is not deemed a part of the proxy soliciting material.

A copy of our annual report on Form 10-K for the fiscal year ended December 31, 2013 that was filed with the SEC may be obtained without charge (except for exhibits to the Form 10-K, which will be furnished upon payment to us of reasonable expenses in furnishing those exhibits).  To obtain a copy of our Form 10-K or any of those exhibits, please send a written request to Investor Services at our executive offices located at 1301 Municipal Way, Suite 100, Grapevine, Texas 76051 or view the SEC’s website located at www.sec.gov.

By Order of our Board of Trustees

Hollis M. Greenlaw

Chief Executive Officer

Grapevine, Texas

May 29, 2014

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Exhibit A

UNITED DEVELOPMENT FUNDING IV

THIRD ARTICLES OF AMENDMENT AND RESTATEMENT

FIRST: United Development Funding IV, a Maryland real estate investment trust (the “Trust”), desires to amend and restate its declaration of trust as currently in effect and as hereinafter amended.

SECOND: The following provisions are all the provisions of the declaration of trust currently in effect and as hereinafter amended:

ARTICLE I

FORMATION

The Trust is a real estate investment trust within the meaning of the Maryland REIT Law (the “MRL”). The Trust shall not be deemed to be a general partnership, limited partnership, joint venture, joint stock company or a corporation but nothing herein shall preclude the Trust from being treated for tax purposes as an association under the Internal Revenue Code of 1986, as amended (the “Code”).

ARTICLE II

NAME

The name of the trust (which is hereinafter called the “Trust”) is:

United Development Funding IV

Under circumstances in which the Board of Trustees of the Trust (the “Board of Trustees” or “Board”) determines that the use of the name of the Trust is not practicable, the Trust may use any other designation or name for the Trust.

ARTICLE III

PURPOSES AND POWERS

Section 3.1           Purposes. The purposes for which the Trust is formed are to invest in and to acquire, hold, manage, administer, control and dispose of loans and real property, including, without limitation or obligation, engaging in business as a real estate investment trust under the Code.

Section 3.2           Powers. The Trust shall have all of the powers granted to real estate investment trusts by the MRL and all other powers set forth herein which are not inconsistent with law and are appropriate to promote and attain the purposes set forth herein.

ARTICLE IV

RESIDENT AGENT

The name of the resident agent of the Trust in the State of Maryland is The Corporation Trust Incorporated, whose post office address is 351 West Camden Street, Baltimore, Maryland 21202. The resident agent is a Maryland corporation. The Trust may have such offices or places of business within or outside the State of Maryland as the Board of Trustees may from time to time determine.

ARTICLE V

DEFINITIONS

As used in the Declaration of Trust, the following terms shall have the following meanings unless the context otherwise requires:

Advisor or Advisors. The term “Advisor” or “Advisors” shall mean the Person or Persons, if any, appointed, employed or contracted with by the Trust pursuant to Article IX hereof and responsible for directing or performing the day-to-day business affairs of the Trust, including any Person to whom the Advisor subcontracts all or substantially all of such functions.

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Affiliate. The term “Affiliate” or “Affiliated” shall mean, with respect to any Person, (a) any Person directly or indirectly owning, controlling or holding, with the power to vote, ten percent or more of the outstanding voting securities of such other Person; (b) any Person ten percent or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (c) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (d) any executive officer, director, trustee or general partner of such other Person; and (e) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.

Aggregate Share Ownership Limit. The term “Aggregate Share Ownership Limit” shall mean 9.8% in value of the aggregate of the outstanding Shares or such other percentage determined by the Board of Trustees in accordance with Section 7.1.8 of the Declaration of Trust.

Beneficial Ownership. The term “Beneficial Ownership” shall mean ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

Board or Board of Trustees. The term “Board” or “Board of Trustees” shall have the meaning as provided in Article II herein.

Business Day. The term “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

Bylaws. The term “Bylaws” shall mean the Bylaws of the Trust, as amended from time to time.

Charitable Beneficiary. The term “Charitable Beneficiary” shall mean one or more beneficiaries of the Charitable Trust as determined pursuant to Section 7.2.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Charitable Trust. The term “Charitable Trust” shall mean any trust provided for in Section 7.1.1(b).

Charitable Trustee. The term “Charitable Trustee” shall mean the Person unaffiliated with the Trust and a Prohibited Owner, that is appointed by the Trust to serve as Trustee of the Charitable Trust.

Code. The term “Code” shall have the meaning as provided in Article I herein.

Common Share Ownership Limit. The term “Common Share Ownership Limit” shall mean 9.8% (in value or in number of Common Shares, whichever is more restrictive) of the aggregate of the outstanding Common Shares or such other percentage determined by the Board of Trustees in accordance with Section 7.1.8 of the Declaration of Trust.

Common Shares. The term “Common Shares” shall have the meaning as provided in Section 6.1 herein.

Constructive Ownership. The term “Constructive Ownership” shall mean ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.

Declaration of Trust. The term “Declaration of Trust” shall mean the declaration of trust of the Trust, as amended from time to time.

Distributions. The term “Distributions” shall mean any distributions (as such term is defined in Section 2-301 of the MGCL), pursuant to Section 6.6 hereof, by the Trust to owners of Shares, including distributions that may constitute a return of capital for federal income tax purposes.

Excepted Holder. The term “Excepted Holder” shall mean a Shareholder for whom an Excepted Holder Limit is created by the Board of Trustees pursuant to Section 7.1.7.

Excepted Holder Limit. The term “Excepted Holder Limit” shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Trustees pursuant to Section 7.1.7 and subject to adjustment pursuant to Section 7.1.8, the percentage limit established by the Board of Trustees pursuant to Section 7.1.7.

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Exchange Act. The term “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto.

Market Price. The term “Market Price” on any date shall mean, with respect to any class or series of outstanding Shares, the Closing Price for such Shares on such date. The “Closing Price” on any date shall mean the last sale price for such Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Shares, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NASDAQ or, if such Shares are not listed or admitted to trading on the NASDAQ, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Shares are listed or admitted to trading or, if such Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system that may then be in use or, if such Shares are not quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Shares selected by the Board of Trustees or, in the event that no trading price is available for such Shares, the fair market value of Shares, as determined in good faith by the Board of Trustees.

MGCL. The term “MGCL” shall mean the Maryland General Corporation Law, as amended from time to time.

MRL. The term “MRL” shall have the meaning as provided in Article I herein.

NASDAQ. The term “NASDAQ” shall mean the Nasdaq Stock Market, LLC.

Person. The term “Person” shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Exchange Act and a group to which an Excepted Holder Limit applies.

Preferred Shares. The term “Preferred Shares” shall have the meaning as provided in Section 6.1 herein.

Prohibited Owner. The term “Prohibited Owner” shall mean, with respect to any purported Transfer, any Person who, but for the provisions of Article VII herein, would Beneficially Own or Constructively Own Shares in violation of Section 7.1.1, and, if appropriate in the context, shall also mean any Person who would have been the record owner of Shares that the Prohibited Owner would have so owned.

REIT. The term “REIT” shall mean a corporation, trust, association or other legal entity (other than a real estate syndication) that is engaged primarily in investing in equity interests in real estate (including fee ownership and leasehold interests) or in loans secured by real estate or both as defined pursuant to the REIT Provisions of the Code.

REIT Provisions of the Code. The term “REIT Provisions of the Code” shall mean Sections 856 through 860 of the Code and any successor or other provisions of the Code relating to real estate investment trusts (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

Restriction Termination Date. The term “Restriction Termination Date” shall mean the first day on which the Board of Trustees determines that it is no longer in the best interests of the Trust to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of Shares set forth herein is no longer required in order for the Trust to qualify as a REIT.

SDAT. The term “SDAT” shall have the meaning as provided in Section 6.4 herein.

Securities. The term “Securities” shall mean any of the following issued by the Trust, as the text requires: Shares, any other stock, shares or other evidences of equity or beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire any of the foregoing.

Shareholders. The term “Shareholders” shall mean the holders of record of the Shares as maintained in the books and records of the Trust or its transfer agent.

Shares. The term “Shares” shall mean shares of beneficial interest of the Trust of any class or series, including Common Shares or Preferred Shares.

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Transfer. The term “Transfer” shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership of Shares or the right to vote or receive dividends on Shares, or any agreement to take any such actions or cause any such events, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Shares or any interest in Shares or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Shares; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

Trust. The term “Trust” shall have the meaning as provided in Article II herein.

Trustee. The term “Trustee” shall have the meaning as provided in Section 8.2 herein.

ARTICLE VI

SHARES OF BENEFICIAL INTEREST

Section 6.1           Authorized Shares. The beneficial interest of the Trust shall be divided into Shares. The Trust has authority to issue 400,000,000 Shares, consisting of 350,000,000 common shares of beneficial interest, $.01 par value per share (“Common Shares”), and 50,000,000 preferred shares of beneficial interest, $.01 par value per share (“Preferred Shares”). All Shares shall be fully paid and nonassessable when issued. If Shares of one class are classified or reclassified into Shares of another class pursuant to this Article VI, the number of authorized Shares of the former class shall be automatically decreased and the number of Shares of the latter class shall be automatically increased, in each case by the number of Shares so classified or reclassified, so that the aggregate number of Shares of all classes that the Trust has authority to issue shall not be more than the total number of Shares set forth in the second sentence of this paragraph. The Board of Trustees, with the approval of a majority of the entire Board and without any action by the Shareholders, may amend the Declaration of Trust from time to time to increase or decrease the aggregate number of Shares or the number of Shares of any class or series that the Trust has authority to issue.

Section 6.2           Common Shares.

Section 6.2.1           Common Shares Subject to Terms of Preferred Shares. The Common Shares shall be subject to the express terms of any series of Preferred Shares.

Section 6.2.2           Description. Subject to the provisions of Article VII and except as may otherwise be specified in the Declaration of Trust, each Common Share shall entitle the holder thereof to one vote per share on all matters upon which holders of Common Shares are entitled to vote. The Board may classify or reclassify any unissued Common Shares from time to time into one or more classes or series of Shares.

Section 6.2.3           Rights Upon Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any Distribution of the assets of the Trust, the aggregate assets available for Distribution to holders of the Common Shares shall be determined in accordance with applicable law. Each holder of Common Shares of a particular class shall be entitled to receive, ratably with each other holder of Common Shares of such class, that portion of such aggregate assets available for Distribution as the number of outstanding Common Shares of such class held by such holder bears to the total number of outstanding Common Shares of such class then outstanding.

Section 6.2.4           Voting Rights. Except as may be provided otherwise in the Declaration of Trust, and subject to the express terms of any class or series of Preferred Shares, the holders of the Common Shares shall have the exclusive right to vote on all matters (as to which a common shareholder shall be entitled to vote pursuant to applicable law) at all meetings of the Shareholders.

Section 6.3           Preferred Shares. The Board may classify any unissued Preferred Shares and reclassify any previously classified but unissued Preferred Shares of any series from time to time, into one or more classes or series of Shares.

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Section 6.4           Classified or Reclassified Shares. Prior to issuance of classified or reclassified Shares of any class or series, the Board by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of Shares; (b) specify the number of Shares to be included in the class or series; (c) set or change, subject to the provisions of Article VII and subject to the express terms of any class or series of Shares outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other Distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Trust to file articles supplementary with the State Department of Assessments and Taxation of Maryland (“SDAT”). Any of the terms of any class or series of Shares set or changed pursuant to clause (c) of this Section 6.4 may be made dependent upon facts or events ascertainable outside the Declaration of Trust (including determinations by the Board or other facts or events within the control of the Trust) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of Shares is clearly and expressly set forth in the articles supplementary filed with the SDAT.

Section 6.5           Authorization by Board of Share Issuance. The Board of Trustees may authorize the issuance from time to time of Shares of any class or series, whether now or hereafter authorized, or Securities or rights convertible into Shares of any class or series, whether now or hereafter authorized, for such consideration (whether in cash, property, past or future services, obligation for future payment or otherwise) as the Board of Trustees may deem advisable (or without consideration in the case of a Share split or Share dividend), subject to such restrictions or limitations, if any, as may be set forth in the Declaration of Trust or the Bylaws.

Section 6.6           Distributions. The Board of Trustees may from time to time authorize the Trust to declare and pay to Shareholders such dividends or other Distributions, in cash or other assets of the Trust or in securities of the Trust, including Shares of one class payable to holders of Shares of another class, or from any other source as the Board of Trustees in its discretion shall determine. The Board of Trustees shall endeavor to authorize the Trust to declare and pay such dividends and other Distributions as shall be necessary for the Trust to qualify as a REIT under the Code; provided, however, Shareholders shall have no right to any dividend or other Distribution unless and until authorized by the Board and declared by the Trust. The exercise of the powers and rights of the Board of Trustees pursuant to this Section 6.6 shall be subject to the provisions of any class or series of Shares at the time outstanding. The receipt by any Person in whose name any Shares are registered on the records of the Trust or by his or her duly authorized agent shall be a sufficient discharge for all dividends or other Distributions payable or deliverable in respect of such Shares and from all liability to see to the application thereof.

Section 6.7           General Nature of Shares. All Shares shall be personal property entitling the Shareholders only to those rights provided in the Declaration of Trust. The Shareholders shall have no interest in the assets of the Trust and shall have no right to compel any partition, division, dividend or Distribution of the Trust or of its assets. The death of a Shareholder shall not terminate the Trust. The Trust is entitled to treat as Shareholders only those persons in whose names Shares are registered as holders of Shares on the share ledger of the Trust.

Section 6.8           Fractional Shares. The Trust may, without the consent or approval of any Shareholder, issue fractional Shares, eliminate a fraction of a Share by rounding up to a full Share, arrange for the disposition of a fraction of a Share by the person entitled to it, or pay cash for the fair value of a fraction of a Share.

Section 6.9           Declaration and Bylaws. The rights of all Shareholders and the terms of all Shares are subject to the provisions of the Declaration of Trust and the Bylaws.

Section 6.10         Divisions and Combinations of Shares. Subject to an express provision to the contrary in the terms of any class or series of Shares hereafter authorized, the Board of Trustees shall have the power to divide or combine the outstanding Shares of any class or series, without a vote of Shareholders, so long as the number of Shares combined into one Share in any such combination or series of combinations within any period of twelve months is not greater than ten.

ARTICLE VII

RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

Section 7.1           Shares.

Section 7.1.1        Ownership Limitations. Prior to the Restriction Termination Date, but subject to Section 7.3:

(a)          Basic Restrictions.

(i)           (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Shares in excess of the Aggregate Share Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Common Shares in excess of the Common Share Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own Shares in excess of the Excepted Holder Limit for such Excepted Holder.

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(ii)         No Person shall Beneficially Own or Constructively Own Shares to the extent that such Beneficial Ownership or Constructive Ownership of Shares would result in the Trust being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial Ownership or Constructive Ownership that would result in the Trust owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Trust from such tenant would cause the Trust to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

(iii)        Any Transfer of Shares that, if effective, would result in Shares being Beneficially Owned by fewer than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

(b)          Transfer in Trust. If any Transfer of Shares occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning Shares in violation of Section 7.1.1(a)(i) or (ii),

(i)          then that number of Shares the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 7.1.1(a)(i) or (ii) (rounded up to the nearest whole share) shall be automatically Transferred to a Charitable Trust for the benefit of a Charitable Beneficiary, as described in Section 7.2, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such Shares; or

(ii)         if the Transfer to the Charitable Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 7.1.1(a)(i) or (ii), then the Transfer of that number of Shares that otherwise would cause any Person to violate Section 7.1.1(a)(i) or (ii) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

To the extent that, upon a transfer of Shares pursuant to this Section 7.1.1(b), a violation of any provision of this Article VII would nonetheless be continuing (for example where the ownership of Shares by a single Charitable Trust would violate the 100 shareholder requirement applicable to REITs), then Shares shall be Transferred to that number of Charitable Trusts, each having a distinct Charitable Trustee and a Charitable Beneficiary or Beneficiaries that are distinct from those of each other Charitable Trust, such that there is no violation of any provision of this Article VII.

Section 7.1.2       Remedies for Breach. If the Board of Trustees or its designee (including any duly authorized committee of the Board) shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 7.1.1 or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any Shares in violation of Section 7.1.1 (whether or not such violation is intended), the Board of Trustees or its designee shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Trust to redeem Shares, refusing to give effect to such Transfer on the books of the Trust or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfers or attempted Transfers or other events in violation of Section 7.1.1 shall automatically result in the Transfer to the Charitable Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Trustees or its designee.

Section 7.1.3       Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of Shares that will or may violate Section 7.1.1(a), or any Person who would have owned Shares that resulted in a Transfer to the Charitable Trust pursuant to the provisions of Section 7.1.1(b), shall immediately give written notice to the Trust of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Trust such other information as the Trust may request in order to determine the effect, if any, of such Transfer on the Trust’s status as a REIT.

Section 7.1.4        Owners Required To Provide Information. Prior to the Restriction Termination Date:

(a)          every owner of more than five percent (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding Shares, within 30 days after the end of each taxable year, shall give written notice to the Trust stating the name and address of such owner, the number of Shares Beneficially Owned and a description of the manner in which such Shares are held. Each such owner shall provide to the Trust such additional information as the Trust may request in order to determine the effect, if any, of such Beneficial Ownership on the Trust’s status as a REIT and to ensure compliance with the Aggregate Share Ownership Limit, the Common Share Ownership Limit and the other restrictions set forth herein; and

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(b)          each Person who is a Beneficial Owner or Constructive Owner of Shares and each Person (including the Shareholder of record) who is holding Shares for a Beneficial Owner or Constructive Owner shall provide to the Trust such information as the Trust may request, in good faith, in order to determine the Trust’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

Section 7.1.5         Remedies Not Limited. Subject to Section 8.1 of the Declaration of Trust, nothing contained in this Section 7.1 shall limit the authority of the Board of Trustees to take such other action as it deems necessary or advisable to protect the Trust and the interests of its Shareholders in preserving the Trust’s status as a REIT.

Section 7.1.6         Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 7.1, Section 7.2 or any definition contained in Article V, the Board of Trustees shall have the power to determine the application of the provisions of this Section 7.1, Section 7.2 or Article V with respect to any situation based on the facts known to it. In the event Section 7.1 or 7.2 requires an action by the Board of Trustees and the Declaration of Trust fails to provide specific guidance with respect to such action, the Board of Trustees shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Article V, this Section 7.1 or Section 7.2. Absent a decision to the contrary by the Board of Trustees (which the Board may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Section 7.1.2) acquired Beneficial Ownership or Constructive Ownership of Shares in violation of Section 7.1.1, such remedies (as applicable) shall apply first to the Shares which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such Shares based upon the relative number of the Shares held by each such Person.

Section 7.1.7         Exceptions.

(a)          Subject to Section 7.1.1(a)(ii), the Board of Trustees, in its sole discretion, may exempt (prospectively or retroactively) a Person from the Aggregate Share Ownership Limit and the Common Share Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:

(i)          the Board of Trustees obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual’s Beneficial Ownership or Constructive Ownership of such Shares will violate Section 7.1.1(a)(ii);

(ii)         such Person does not and represents that it will not own, actually or Constructively, an interest in a tenant of the Trust (or a tenant of any entity owned or controlled by the Trust) that would cause the Trust to own, actually or Constructively, more than a 9.8% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board of Trustees obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Trust (or an entity owned or controlled by the Trust) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board of Trustees, rent from such tenant would not adversely affect the Trust’s ability to qualify as a REIT, shall not be treated as a tenant of the Trust); and

(iii)        such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 7.1.1 through 7.1.6) will result in such Shares being automatically Transferred to a Charitable Trust in accordance with Sections 7.1.1(b) and 7.2.

(b)          Prior to granting any exception pursuant to Section 7.1.7(a), the Board of Trustees may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Trustees in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Trust’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Trustees may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(c)          Subject to Section 7.1.1(a)(ii), an underwriter which participates in a public offering or a private placement of Shares (or securities convertible into or exchangeable for Shares) may Beneficially Own or Constructively Own Shares (or securities convertible into or exchangeable for Shares) in excess of the Aggregate Share Ownership Limit, the Common Share Ownership Limit or both such limits, but only to the extent necessary to facilitate such public offering or private placement.

(d)          The Board of Trustees may only reduce the Excepted Holder Limit for an Excepted Holder: (i) with the written consent of such Excepted Holder at any time, or (ii) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Share Ownership Limit.

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Section 7.1.8           Increase or Decrease in Aggregate Share Ownership Limit and Common Share Ownership Limit. Subject to Section 7.1.1(a)(ii), the Board of Trustees may from time to time increase the Common Share Ownership Limit and the Aggregate Share Ownership Limit for one or more Persons and decrease the Common Share Ownership Limit and the Aggregate Share Ownership Limit for all other Persons; provided, however, that the decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit will not be effective for any Person whose percentage ownership in Shares is in excess of such decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit until such time as such Person’s percentage of Shares equals or falls below the decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit, but any further acquisition of Shares in excess of such percentage ownership of Shares will be in violation of the Common Share Ownership Limit and/or Aggregate Share Ownership Limit and, provided further, that the new Common Share Ownership Limit and/or Aggregate Share Ownership Limit would not allow five or fewer Persons to Beneficially Own more than 49.9% in value of the outstanding Shares.

Section 7.1.9           Legend. Any certificate evidencing Shares shall bear substantially the following legend:

The Shares evidenced by this certificate are subject to restrictions on Beneficial Ownership and Constructive Ownership and Transfer for the purpose, among others, of the Trust’s maintenance of its status as a real estate investment trust (a “REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the Declaration of Trust, (i) no Person may Beneficially Own or Constructively Own Common Shares in excess of 9.8% (in value or number of Common Shares) of the outstanding Common Shares unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially Own or Constructively Own Shares in excess of 9.8% of the value of the total outstanding Shares, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially Own or Constructively Own Shares that would result in the Trust being “closely held” under Section 856(h) of the Code or otherwise cause the Trust to fail to qualify as a REIT; and (iv) any Transfer of Shares that, if effective, would result in Shares being Beneficially Owned by fewer than 100 Persons (as determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares. Any Person who Beneficially Owns or Constructively Owns or attempts to Beneficially Own or Constructively Own Shares which cause or will cause a Person to Beneficially Own or Constructively Own Shares in excess or in violation of the above limitations must immediately notify the Trust in writing (or, in the case of an attempted transaction, give at least 15 days prior written notice). If any of the restrictions on Transfer or ownership as set forth in clause (i), (ii) or (iii) above are violated, the Shares in excess or in violation of the above limitations will be automatically Transferred to a Charitable Trust for the benefit of one or more Charitable Beneficiaries. In addition, the Trust may redeem Shares upon the terms and conditions specified by the Board of Trustees in its sole discretion if the Board of Trustees determines that ownership or a Transfer or other event may violate the restrictions described above. Furthermore, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described in clause (i), (ii) or (iii) above may be void ab initio. All capitalized terms in this legend have the meanings defined in the Declaration of Trust, a copy of which, including the restrictions on Transfer and ownership, will be furnished to each holder of Shares on request and without charge. Requests for such a copy may be directed to the Secretary of the Trust at its principal office.

Instead of the foregoing legend, the certificate may state that the Trust will furnish a full statement about certain restrictions on transferability to a Shareholder on request and without charge. In the case of uncertificated Shares, the Trust will send the holder of such Shares, on request and without charge, a written statement of the information otherwise required on certificates.

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Section 7.2           Transfer of Shares in Trust.

Section 7.2.1           Ownership in Trust. Upon any purported Transfer or other event described in Section 7.1.1(b) that would result in a Transfer of Shares to a Charitable Trust, such Shares shall be deemed to have been Transferred to the Charitable Trustee as trustee of a Charitable Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such Transfer to the Charitable Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the Transfer to the Charitable Trust pursuant to Section 7.1.1(b). The Charitable Trustee shall be appointed by the Trust and shall be a Person unaffiliated with the Trust and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Trust as provided in Section 7.2.6.

Section 7.2.2           Status of Shares Held by the Charitable Trustee. Shares held by the Charitable Trustee shall continue to be issued and outstanding Shares. The Prohibited Owner shall have no rights in the Shares held by the Charitable Trustee. The Prohibited Owner shall not benefit economically from ownership of any Shares held in trust by the Charitable Trustee, shall have no rights to dividends or other Distributions and shall not possess any rights to vote or other rights attributable to the Shares held in the Charitable Trust.

Section 7.2.3           Dividend and Voting Rights. The Charitable Trustee shall have all voting rights and rights to dividends or other Distributions with respect to Shares held in the Charitable Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other Distribution paid prior to the discovery by the Trust that Shares have been Transferred to the Charitable Trustee shall be paid by the recipient of such dividend or other Distribution to the Charitable Trustee upon demand and any dividend or other Distribution authorized but unpaid shall be paid when due to the Charitable Trustee. Any dividends or other Distributions so paid over to the Charitable Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to Shares held in the Charitable Trust and, subject to Maryland law, effective as of the date that Shares have been Transferred to the Charitable Trustee, the Charitable Trustee shall have the authority (at the Charitable Trustee’s sole discretion) (a) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Trust that Shares have been Transferred to the Charitable Trustee and (b) to recast such vote in accordance with the desires of the Charitable Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Trust has already taken irreversible corporate action, then the Charitable Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article VII, until the Trust has received notification that Shares have been Transferred into a Charitable Trust, the Trust shall be entitled to rely on its share transfer and other Shareholder records for purposes of preparing lists of Shareholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of Shareholders.

Section 7.2.4           Sale of Shares by Charitable Trustee. Within 20 days of receiving notice from the Trust that Shares have been Transferred to the Charitable Trust, the Charitable Trustee shall sell the Shares held in the Charitable Trust to a Person, designated by the Charitable Trustee, whose ownership of the Shares will not violate the ownership limitations set forth in Section 7.1.1(a). Upon such sale, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 7.2.4. The Prohibited Owner shall receive the lesser of (a) the price paid by the Prohibited Owner for the Shares or, if the Prohibited Owner did not give value for the Shares in connection with the event causing the Shares to be held in the Charitable Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the Shares on the day of the event causing the Shares to be held in the Charitable Trust and (b) the price per share received by the Charitable Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the Shares held in the Charitable Trust. The Charitable Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and other Distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Charitable Trustee pursuant to Section 7.2.3 of this Article VII. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Trust that Shares have been Transferred to the Charitable Trustee, such Shares are sold by a Prohibited Owner, then (i) such Shares shall be deemed to have been sold on behalf of the Charitable Trust and (ii) to the extent that the Prohibited Owner received an amount for such Shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 7.2.4, such excess shall be paid to the Charitable Trustee upon demand.

Section 7.2.5           Purchase Right in Shares Transferred to the Charitable Trustee. Shares Transferred to the Charitable Trustee shall be deemed to have been offered for sale to the Trust, or its designee, at a price per Share equal to the lesser of (a) the price per Share in the transaction that resulted in such Transfer to the Charitable Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (b) the Market Price on the date the Trust, or its designee, accepts such offer. The Trust shall have the right to accept such offer until the Charitable Trustee has sold the Shares held in the Charitable Trust pursuant to Section 7.2.4. Upon such a sale to the Trust, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner. The Trust may reduce the amount payable to the Prohibited Owner by the amount of dividends and distributions which has been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Charitable Trustee pursuant to Section 7.2.3 of this Article VII. The Trust may pay the amount of such reduction to the Charitable Trustee for the benefit of the Charitable Beneficiary.

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Section 7.2.6           Designation of Charitable Beneficiaries. By written notice to the Charitable Trustee, the Trust shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Charitable Trust such that (a) Shares held in the Charitable Trust would not violate the restrictions set forth in Section 7.1.1(a) in the hands of such Charitable Beneficiary and (b) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Section 7.3           NASDAQ Transactions. Nothing in this Article VII shall preclude the settlement of any transaction entered into through the facilities of the NASDAQ or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article VII and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VII.

Section 7.4           Enforcement. The Trust is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VII.

Section 7.5           Non-Waiver. No delay or failure on the part of the Trust or the Board of Trustees in exercising any right hereunder shall operate as a waiver of any right of the Trust or the Board of Trustees, as the case may be, except to the extent specifically waived in writing.

ARTICLE VIII

BOARD OF TRUSTEES

Section 8.1           Powers. Subject to any express limitations contained in the Declaration of Trust or in the Bylaws, (a) the business and affairs of the Trust shall be managed under the direction of the Board of Trustees and (b) the Board shall have full, exclusive and absolute power, control and authority over any and all assets of the Trust. The Board may take any action as in its sole judgment and discretion is necessary or appropriate to conduct the business and affairs of the Trust. The Declaration of Trust shall be construed with the presumption in favor of the grant of power and authority to the Board. Any construction of the Declaration of Trust or determination made in good faith by the Board concerning its powers and authority hereunder shall be conclusive. The enumeration and definition of particular powers of the Trustees included in the Declaration of Trust or in the Bylaws shall in no way be construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board or the Trustees under the general laws of the State of Maryland or any other applicable laws.

The Board, without any action by the Shareholders, shall have and may exercise, on behalf of the Trust, without limitation, the power to terminate the status of the Trust as a REIT; to determine that compliance with any restriction or limitations on ownership and Transfers of Shares set forth in Article VII of the Declaration of Trust is no longer required in order for the Trust to qualify as a REIT; to adopt, amend and repeal Bylaws; to elect officers in the manner prescribed in the Bylaws; to solicit proxies from holders of Shares; and to do any other acts and deliver any other documents necessary or appropriate to the foregoing powers.

Section 8.2           Number. The number of Trustees of the Trust (the “Trustees”) shall be five, which number may be increased or decreased from time to time pursuant to the Bylaws; provided, however, that the total number of Trustees shall not be fewer than the minimum number required by the MRL. The names of the Trustees who shall serve until the next annual meeting of Shareholders and until their successors are duly elected and qualify are:

Hollis M. Greenlaw
Phillip K. Marshall
J. Heath Malone
Steven J. Finkle
John R. Ray

The Board of Trustees may increase the number of Trustees and fill any vacancy, whether resulting from an increase in the number of Trustees or otherwise, on the Board of Trustees in the manner provided in the Bylaws. It shall not be necessary to list in the Declaration of Trust the names of any Trustees hereinafter elected.

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The Trust elects, at such time as it becomes eligible to make the election provided for under Section 3-804(c) of the MGCL, that, except as may be provided by the Board of Trustees in setting the terms of any class or series of Preferred Shares, any and all vacancies on the Board of Trustees may be filled only by the affirmative vote of a majority of the remaining Trustees in office, even if the remaining Trustees do not constitute a quorum, and any Trustee elected to fill a vacancy shall serve for the remainder of the full term of the trusteeship in which such vacancy occurred.

Section 8.3           Determinations by Board. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Trustees, shall be final and conclusive and shall be binding upon the Trust and every holder of Shares: the amount of the net income of the Trust for any period and the amount of assets at any time legally available for the payment of dividends, redemption of Shares or the payment of other Distributions on Shares; the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation or resolution of any ambiguity with respect to any provision of the Declaration of Trust (including the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other Distributions, qualifications or terms or conditions of redemption of any class or series of Shares) or the Bylaws; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Trust or of any Shares (including fractional Shares); the number of Shares of any class of the Trust; any matter relating to the acquisition, holding and disposition of any assets by the Trust; any interpretation of the terms and conditions of one or more agreements with any Person; or any other matter relating to the business and affairs of the Trust or required or permitted by applicable law, the Declaration of Trust or Bylaws or otherwise to be determined by the Board of Trustees; provided, however, that any determination by the Board of Trustees as to any of the preceding matters shall not render invalid or improper any action taken or omitted prior to such determination and no Trustee shall be liable for making or failing to make such a determination.

Section 8.4           Resignation, Removal or Death. Any Trustee may resign by delivering notice to the Board, effective upon receipt by the Board of such notice or upon any future date specified in the notice. Subject to the rights of holders of one or more classes or series of Preferred Shares to elect or remove one or more Trustees, any Trustee, or the entire Board of Trustees, may be removed from office at any time at a meeting of Shareholders called for that purpose, but only for cause and by the affirmative vote of the holders of not less than a majority of the Shares then outstanding and entitled to vote generally in the election of Trustees. For the purpose of this paragraph, “cause” shall mean, with respect to any particular Trustee, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such Trustee caused demonstrable, material harm to the Trust through bad faith or active and deliberate dishonesty.

Section 8.5           REIT Qualification. If the Trust elects to qualify for federal income tax treatment as a REIT, the Board of Trustees shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Trust as a REIT.

ARTICLE IX

ADVISOR

Subject to such conditions, if any, as may be required by any applicable statute, rule or regulation, the Board of Trustees may authorize the execution and performance by the Trust of one or more agreements with any Person whereby, subject to the supervision and control of the Board of Trustees, any such Person shall render or make available to the Trust managerial, investment, advisory and/or related services, office space and other services and facilities (including, if deemed advisable by the Board of Trustees, the management or supervision of the investments of the Trust) upon such terms and conditions as may be provided in such agreement or agreements (including, if deemed fair and equitable by the Board of Trustees, the compensation payable thereunder by the Trust).

ARTICLE X

SHAREHOLDERS

Section 10.1         Meetings. There shall be an annual meeting of the Shareholders, to be held on proper notice at such time (after the delivery of the annual report) and convenient location as shall be determined by or in the manner prescribed in the Bylaws, for the election of the Trustees, if required, and for the transaction of any other business within the powers of the Trust. Except as otherwise provided in the Declaration of Trust, special meetings of Shareholders may be called in the manner provided in the Bylaws. If there are no Trustees, the officers of the Trust shall promptly call a special meeting of the Shareholders entitled to vote for the election of successor Trustees. Any meeting may be adjourned and reconvened as the Board may determine or as provided in the Bylaws.

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Section 10.2         Voting Rights of Shareholders. Subject to the provisions of any class or series of Shares then outstanding, the Shareholders shall be entitled to vote only on the following matters: (a) election or removal of Trustees, as provided in Sections 10.1, 8.2 and 8.4 hereof; (b) amendment of the Declaration of Trust, subject to Section 12.2 and as provided in Article XII hereof; (c) termination of the Trust, as provided in Section 14.2 hereof; (d) merger or consolidation of the Trust, or the sale or other disposition of all or substantially all of the Trust’s assets as provided in Article XIII hereof; and (e) such other matters with respect to which the Board of Trustees has adopted a resolution declaring that a proposed action is advisable and directing that the matter be submitted to the Shareholders for approval or ratification. Except with respect to the foregoing matters, no action taken by the Shareholders at any meeting shall in any way bind the Board.

Section 10.3         Preemptive and Appraisal Rights. Except as may be provided by the Board of Trustees in setting the terms of classified or reclassified Shares pursuant to Section 6.4, or as may otherwise be provided by contract approved by the Board of Trustees, no holder of Shares shall, as such holder, have any preemptive right to purchase or subscribe for any additional Shares or any other Security which the Trust may issue or sell. Holders of Shares shall not be entitled to exercise any rights of an objecting shareholder provided for under the MRL and Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board of Trustees, upon the affirmative vote of a majority of the Board of Trustees, shall determine that such rights apply, with respect to all or any classes or series of Shares, to one or more transactions occurring after the date of such determination in connection with which holders of such Shares would otherwise be entitled to exercise such rights.

Section 10.4         Extraordinary Actions. Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of Shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Trustees and taken or approved by the affirmative vote of holders of Shares entitled to cast a majority of all the votes entitled to be cast on the matter.

Section 10.5         Action by Shareholders Without a Meeting. The Bylaws may provide that any action required or permitted to be taken by the Shareholders may be taken without a meeting by a consent in writing or by electronic transmission of the Shareholders entitled to cast a sufficient number of votes to approve the matter as required by statute, the Declaration of Trust or the Bylaws, as the case may be.

ARTICLE XI

LIABILITY LIMITATION AND INDEMNIFICATION

Section 11.1         Limitation of Shareholder Liability. No Shareholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Trust by reason of his being a Shareholder, nor shall any Shareholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the assets or the affairs of the Trust by reason of his being a Shareholder.

Section 11.2         Limitation of Trustee and Officer Liability. To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of trustees and officers of a real estate investment trust, no present or former Trustee or officer of the Trust shall be liable to the Trust or to any shareholder for money damages. Neither the amendment nor repeal of this Section 11.2, nor the adoption or amendment of any other provision of the Declaration of Trust inconsistent with this Section 11.2, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

Section 11.3         Indemnification. To the maximum extent permitted by Maryland law in effect from time to time, the Trust shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former Trustee or officer of the Trust and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity, (b) any individual who, while a Trustee or officer of the Trust and at the request of the Trust, serves or has served as a trustee, director, officer, member, manager or partner of another real estate investment trust, corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or any other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (c) the Advisor of any of its Affiliates acting as an agent of the Trust. The rights to indemnification and advance of expenses provided by the Declaration of Trust to a Trustee or officer of the Trust shall vest immediately upon election of such Trustee or officer. The Trust shall have the power, with the approval of the Board of Trustees, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Trust in any of the capacities described in (a) or (b) above and to any employee or other agent of the Trust or a predecessor of the Trust. The indemnification and payment or reimbursement of expenses provided in the Declaration of Trust shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise. Neither the amendment nor repeal of this Section 11.3, nor the adoption or amendment of any other provision of the Declaration of Trust inconsistent with this Section 11.3, shall apply to or affect in any respect the applicability of the preceding sentences with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

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Section 11.4         Express Exculpatory Clauses in Instruments. Neither the Shareholders nor the Trustees, officers, employees or agents of the Trust shall be liable under any written instrument creating an obligation of the Trust by reason of their being Shareholders, Trustees, officers, employees or agents of the Trust, and all Persons shall look solely to the Trust’s assets for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Shareholder, Trustee, officer, employee or agent liable thereunder to any third party, nor shall the Trustees or any officer, employee or agent of the Trust be liable to anyone as a result of such omission.

ARTICLE XII

AMENDMENTS

Section 12.1         General. The Trust reserves the right from time to time to make any amendment to the Declaration of Trust, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Declaration of Trust, of any Shares. All rights and powers conferred by the Declaration of Trust on Shareholders, Trustees and officers are granted subject to this reservation. An amendment to the Declaration of Trust (a) shall be signed and acknowledged by an officer duly authorized by at least a majority of the Trustees, (b) shall be filed for record as provided in Section 15.5 and (c) shall become effective as of the later of the time the SDAT accepts the amendment for record or the time established in the amendment, not to exceed 30 days after the amendment is accepted for record. All references to the Declaration of Trust shall include all amendments thereto.

Section 12.2         By Trustees. The Trustees may amend the Declaration of Trust from time to time, in the manner provided by the MRL, without any action by the Shareholders, (a) to qualify as a REIT under the Code or a real estate investment trust under the MRL, (b) in any respect in which the charter of a corporation may be amended in accordance with Section 2-605 of the MGCL and (c) as otherwise provided in the Declaration of Trust.

Section 12.3         By Shareholders. Except as provided in Section 12.2, any amendment to the Declaration of Trust shall be valid only if approved by the affirmative vote of the Shareholders entitled to cast a majority of all votes entitled to be cast on the matter.

ARTICLE XIII

MERGER, CONSOLIDATION OR SALE OF TRUST ASSETS

Subject to the provisions of any class or series of Shares at the time outstanding, the Trust may (a) merge the Trust into another entity, (b) consolidate the Trust with one or more other entities into a new entity or (c) sell, lease, exchange or otherwise transfer all or substantially all of the assets of the Trust. Any such action must be declared advisable by the Board of Trustees and, after notice to all Shareholders entitled to vote on the matter, by the affirmative vote of a majority of all the votes entitled to be cast on the matter except where approval of the Shareholders would not be required if the Trust were a Maryland corporation.

ARTICLE XIV

DURATION AND TERMINATION OF THE TRUST

Section 14.1        Duration. The Trust shall continue perpetually unless terminated pursuant to Section 14.2 or any applicable provision of the MRL.

Section 14.2        Termination.

(a)          Subject to the provisions of any class or series of Shares at the time outstanding, after approval by a majority of the entire Board of Trustees, the Trust may be terminated by the affirmative vote of the Shareholders entitled to cast a majority of all the votes entitled to be cast on the matter. Upon the termination of the Trust:

(i)          The Trust shall carry on no business except for the purpose of winding up its affairs.

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(ii)         The Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under the Declaration of Trust shall continue, including the powers to fulfill or discharge the Trust’s contracts, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining property of the Trust to one or more Persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities and do all other acts appropriate to liquidate its business. The Trustees may appoint any officer of the Trust or any other Person to supervise the winding up of the affairs of the Trust and delegate to such officer or such Person any or all powers of the Trustees in this regard.

(iii)        After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and agreements as they deem necessary for their protection, the Trust may distribute the remaining property of the Trust among the Shareholders so that after payment in full or the setting apart for payment of such preferential amounts, if any, to which the holders of any Shares at the time outstanding shall be entitled, the remaining property of the Trust shall, subject to any participating or similar rights of Shares at the time outstanding, be distributed ratably among the holders of Common Shares at the time outstanding.

(b)          After termination of the Trust, the liquidation of its business and the distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and file with the Trust’s records a document certifying that the Trust has been duly terminated, and the Trustees shall be discharged from all liabilities and duties hereunder, and the rights and interests of all Shareholders shall cease.

ARTICLE XV

MISCELLANEOUS

Section 15.1         Governing Law. The Declaration of Trust is executed and delivered in the State of Maryland with reference to the laws thereof, and the rights of all parties and the validity, construction and effect of every provision hereof shall be subject to and construed according to the laws of the State of Maryland without regard to conflicts of laws provisions thereof.

Section 15.2         Reliance by Third Parties. Any certificate shall be final and conclusive as to any persons dealing with the Trust if executed by an individual who, according to the records of the Trust or of any recording office in which the Declaration of Trust may be recorded, appears to be the secretary or an assistant secretary of the Trust or a Trustee, and if certifying to: (a) the number or identity of Trustees, officers of the Trust or Shareholders; (b) the due authorization of the execution of any document; (c) the action or vote taken, and the existence of a quorum, at a meeting of the Board or Shareholders; (d) a copy of the Declaration of Trust or of the Bylaws as a true and complete copy as then in force; (e) an amendment to the Declaration of Trust; (f) the termination of the Trust; or (g) the existence of any fact or facts that relate to the affairs of the Trust. No purchaser, lender, transfer agent or other Person shall be bound to make any inquiry concerning the validity of any transaction purporting to be made on behalf of the Trust by the Board or by any duly authorized officer, employee or agent of the Trust.

Section 15.3         Severability.

(a)          The provisions of the Declaration of Trust are severable, and if the Board shall determine that any one or more of such provisions are in conflict with the REIT Provisions of the Code, or other applicable federal or state laws, the conflicting provisions shall be deemed never to have constituted a part of the Declaration of Trust, even without any amendment of the Declaration of Trust pursuant to Article XII hereof; provided, however, that such determination by the Board shall not affect or impair any of the remaining provisions of the Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination. No Trustee shall be liable for making or failing to make such a determination. In the event of any such determination by the Board of Trustees, the Board shall amend the Declaration of Trust in the manner provided in Section 12.2.

(b)          If any provision of the Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such holding shall not in any manner affect or render invalid or unenforceable such provision in any other jurisdiction or any other provision of the Declaration of Trust in any jurisdiction.

Section 17.4         Construction. In the Declaration of Trust, unless the context otherwise requires, words used in the singular or in the plural include both the plural and singular and words denoting any gender include both genders. The title and headings of different parts are inserted for convenience and shall not affect the meaning, construction or effect of the Declaration of Trust. In defining or interpreting the powers and duties of the Trust and its Trustees and officers, reference shall be made to Section 2-405.1(a) and (b) and Title 3, Subtitle 4 of the MGCL and may be made, to the extent appropriate, to any other provisions of Titles 1 through 3 of the MGCL and to the Code. In furtherance and not in limitation of the foregoing, in accordance with the provisions of Title 3, Subtitles 6 and 7, of the MGCL, the Trust shall be included within the definition of “corporation” for purposes of such provisions.

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Section 17.5         Recordation. The Declaration of Trust and any amendment thereto shall be filed for record with the SDAT and may also be filed or recorded in such other places as the Board deems appropriate, but failure to file for record the Declaration of Trust or any amendment thereto in any office other than in the State of Maryland shall not affect or impair the validity or effectiveness of the Declaration of Trust or any amendment thereto. Any restated Declaration of Trust shall, upon filing, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration of Trust and the various amendments thereto.

THIRD: The amendment and restatement of the declaration of trust of the Trust as hereinabove set forth has been duly advised by the Board of Trustees and approved by the shareholders of the Trust as required by law.

FOURTH: The name and address of the Trust’s current resident agent are as set forth in Article IV of the foregoing amendment and restatement of the declaration of trust.

FIFTH: The number of trustees of the Trust and the names of those currently in office are as set forth in Article VIII of the foregoing amendment and restatement of the declaration of trust.

SIXTH: The undersigned acknowledges these Third Articles of Amendment and Restatement to be the trust act of the Trust and as to all matters or facts required to be verified under oath, the undersigned acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

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IN WITNESS WHEREOF, the Trust has caused these Third Articles of Amendment and Restatement to be signed in its name and on its behalf by its Chief Executive Officer and attested to by its Secretary on this _____ day of ______________, 2014.

ATTEST:	UNITED DEVELOPMENT FUNDING IV

____________________________	By: ____________________________ (SEAL)
Name: Donna Lawson	Name: Hollis M. Greenlaw
Title: Secretary	Title: Chief Executive Officer

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Exhibit B

UNITED DEVELOPMENT FUNDING IV

~~SECOND~~THIRD ARTICLES OF AMENDMENT AND RESTATEMENT

FIRST: United Development Funding IV, a Maryland real estate investment trust (the “Trust”), desires to amend and restate its declaration of trust as currently in effect and as hereinafter amended.

SECOND: The following provisions are all the provisions of the declaration of trust currently in effect and as hereinafter amended:

ARTICLE I

FORMATION

The Trust is a real estate investment trust within the meaning of the Maryland REIT Law (the “MRL”). The Trust shall not be deemed to be a general partnership, limited partnership, joint venture, joint stock company or a corporation but nothing herein shall preclude the Trust from being treated for tax purposes as an association under the Internal Revenue Code of 1986, as amended (the “Code”).

ARTICLE II

NAME

The name of the trust (which is hereinafter called the “Trust”) is:

United Development Funding IV

Under circumstances in which the Board of Trustees of the Trust (the “Board of Trustees” or “Board”) determines that the use of the name of the Trust is not practicable, the Trust may use any other designation or name for the Trust.

ARTICLE III

PURPOSES AND POWERS

Section 3.1           Purposes. The purposes for which the Trust is formed are to invest in and to acquire, hold, manage, administer, control and dispose of loans and real property, including, without limitation or obligation, engaging in business as a real estate investment trust under the Code.

Section 3.2           Powers. The Trust shall have all of the powers granted to real estate investment trusts by the MRL and all other powers set forth herein which are not inconsistent with law and are appropriate to promote and attain the purposes set forth herein.

ARTICLE IV

RESIDENT AGENT

The name of the resident agent of the Trust in the State of Maryland is The Corporation Trust Incorporated, whose post office address is ~~300 East Lombard~~351 West Camden Street, Baltimore, Maryland 21202. The resident agent is a Maryland corporation. The Trust may have such offices or places of business within or outside the State of Maryland as the Board of Trustees may from time to time determine.

ARTICLE V

DEFINITIONS

As used in the Declaration of Trust, the following terms shall have the following meanings unless the context otherwise requires:

~~Acquisition Expenses. The term “Acquisition Expenses” shall mean any and all expenses incurred by the Trust, the Advisor, or any Affiliate of either in connection with the selection, acquisition or development of any Asset, whether or not acquired, including, without limitation, legal fees and expenses, travel and communications expenses, costs of appraisals, nonrefundable option payments on property not acquired, accounting fees and expenses and title insurance premiums.~~

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~~Acquisition Fee. The term “Acquisition Fee” shall mean any and all fees and commissions, exclusive of Acquisition Expenses, paid by any Person to any other Person (including any fees or commissions paid by or to any Affiliate of the Trust or the Advisor) in connection with making or investing in Secured Loans or the purchase, development or construction of a Property, including real estate commissions, selection fees, Development Fees, Construction Fees, nonrecurring management fees, loan fees, points or any other fees of a similar nature. Excluded shall be Development Fees and Construction Fees paid to any Person not affiliated with the Sponsor in connection with the actual development and construction of a project.~~

Advisor or Advisors. The term “Advisor” or “Advisors” shall mean the Person or Persons, if any, appointed, employed or contracted with by the Trust pursuant to ~~Section 9.1~~Article IX hereof and responsible for directing or performing the day-to-day business affairs of the Trust, including any Person to whom the Advisor subcontracts all or substantially all of such functions.

~~Advisory Agreement. The term “Advisory Agreement” shall mean the agreement between the Trust and the Advisor pursuant to which the Advisor will direct or perform the day-to-day business affairs of the Trust.~~

Affiliate ~~or Affiliated~~. The term “Affiliate” or “Affiliated” shall mean, with respect to any Person, (~~i~~a) any Person directly or indirectly owning, controlling or holding, with the power to vote, ten percent or more of the outstanding voting securities of such other Person; (~~ii~~b) any Person ten percent or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (~~iii~~c) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (~~iv~~d) any executive officer, director, trustee or general partner of such other Person; and (~~v~~e) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.

Aggregate Share Ownership Limit. The term “Aggregate Share Ownership Limit” shall mean ~~not more than~~ 9.8% in value of the aggregate of the outstanding Shares or such other percentage determined by the Board of Trustees in accordance with Section 7.1.8 of the Declaration of Trust.

~~Asset. The term “Asset” shall mean any Property, Secured Loan or other investment (other than investments in bank accounts, money market funds or other current assets) owned by the Trust, directly or indirectly through one or more of its Affiliates, and any other investment made by the Trust, directly or indirectly through one or more of its Affiliates.~~

~~Average Invested Assets. The term “Average Invested Assets” shall mean, for a specified period, the average of the aggregate book value of the Assets invested, directly or indirectly, in equity interests in and loans secured by real estate, before deducting depreciation, bad debts or other similar non-cash reserves, computed by taking the average of such values at the end of each month during such period.~~

Beneficial Ownership. The term “Beneficial Ownership” shall mean ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

Board or Board of Trustees. The term “Board” or “Board of Trustees” shall have the meaning as provided in Article II herein.

Business Day. The term “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

Bylaws. The term “Bylaws” shall mean the Bylaws of the Trust, as amended from time to time.

Charitable Beneficiary. The term “Charitable Beneficiary” shall mean one or more beneficiaries of the Charitable Trust as determined pursuant to Section 7.2.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Charitable Trust. The term “Charitable Trust” shall mean any trust provided for in Section ~~6.2.1.~~7.1.1(b).

Charitable Trustee. The term “Charitable Trustee” shall mean the Person unaffiliated with the Trust and a Prohibited Owner, that is appointed by the Trust to serve as Trustee of the Charitable Trust.

Code. The term “Code” shall have the meaning as provided in Article I herein.

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~~Commencement of the Initial Public Offering. The term “Commencement of the Initial Public Offering” shall mean the date that the Securities and Exchange Commission declares effective the registration statement filed under the Securities Act for the Initial Public Offering.~~

Common Share Ownership Limit. The term “Common Share Ownership Limit” shall mean ~~not more than~~ 9.8% (in value or in number of Common Shares, whichever is more restrictive) of the aggregate of the outstanding Common Shares or such other percentage determined by the Board of Trustees in accordance with Section 7.1.8 of the Declaration of Trust.

Common Shares. The term “Common Shares” shall have the meaning as provided in Section 6.1 herein.

~~Competitive Real Estate Commission. The term “Competitive Real Estate Commission” shall mean a real estate or brokerage commission paid for the purchase or sale of a Property that is reasonable, customary and competitive in light of the size, type and location of the Property.~~

~~Construction Fee. The term “Construction Fee” shall mean a fee or other remuneration for acting as general contractor and/or construction manager to construct improvements, including development of land into lots, supervise and coordinate projects or to provide major repairs or rehabilitations on a Property.~~

Constructive Ownership. The term “Constructive Ownership” shall mean ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.

~~Contract Purchase Price. The term “Contract Purchase Price” shall mean the amount actually paid or allocated in respect of the purchase, development, construction or improvement of a Property or the amount of funds advanced or paid with respect to a Secured Loan, or the amount actually paid or allocated in respect of the purchase of other Assets, in each case exclusive of Acquisition Fees and Acquisition Expenses.~~

Declaration of Trust. The term “Declaration of Trust” shall mean ~~these Second Articles of Amendment and Restatement and any amendment, supplement or other modification thereto or restatement thereof~~the declaration of trust of the Trust, as amended from time to time.

~~Development Fee. The term “Development Fee” shall mean a fee for the packaging of a Property, including the negotiation and approval of plans, and any assistance in obtaining zoning and necessary variances, construction management or oversight in relation to the development of a Property and financing for a specific Property, either initially or at a later date.~~

Distributions. The term “Distributions” shall mean any distributions ~~of money or other property~~(as such term is defined in Section 2-301 of the MGCL), pursuant to Section 6.6 hereof, by the Trust to owners of Shares, including distributions that may constitute a return of capital for federal income tax purposes.

Excepted Holder. The term “Excepted Holder” shall mean a Shareholder for whom an Excepted Holder Limit is created by ~~Article VII or by~~ the Board of Trustees pursuant to Section 7.1.7.

Excepted Holder Limit. The term “Excepted Holder Limit” shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Trustees pursuant to Section 7.1.7 and subject to adjustment pursuant to Section 7.1.8, the percentage limit established by the Board of Trustees pursuant to Section 7.1.7. ~~Excess Amount. The term “Excess Amount” shall have the meaning as provided in Section 9.10 herein.~~

Exchange Act. The term “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto.

~~Gross Proceeds. The term “Gross Proceeds” shall mean the aggregate purchase price of all Shares sold for the account of the Trust through an Offering, without deduction for Selling Commissions, volume discounts, any marketing support and due diligence expense reimbursement or Organization and Offering Expenses. For the purpose of computing Gross Proceeds, the purchase price of any Share for which reduced Selling Commissions are paid to the Soliciting Dealer (where net proceeds to the Trust are not reduced) shall be deemed to be the full amount of the offering price per Share pursuant to the Prospectus for such Offering without reduction.~~

~~Indemnitee. The term “Indemnitee” shall have the meaning as provided in Section 13.2(b) herein.~~

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~~Independent Appraiser. The term “Independent Appraiser” shall mean a Person with no material current or prior business or personal relationship with the Advisor or the Trustees and who is engaged to a substantial extent in the business of rendering opinions regarding the value of Real Property and/or other Assets of the type held by the Trust. Membership in a nationally recognized appraisal society such as the American Institute of Real Estate Appraisers or the Society of Real Estate Appraisers shall be conclusive evidence of being engaged to a substantial extent in the business of rendering opinions regarding the value of Real Property.~~

~~Independent Trustee. The term “Independent Trustee” shall mean a Trustee who is not on the date of determination, and within the last two years from the date of determination has not been, directly or indirectly associated with the Sponsor or the Advisor by virtue of (i) ownership of an interest in the Sponsor, the Advisor or any of their Affiliates, other than the Trust, (ii) employment by the Sponsor, the Advisor or any of their Affiliates, (iii) service as an officer or director of the Sponsor, the Advisor or any of their Affiliates, other than as a Trustee of the Trust or as a director or trustee of any other real estate investment trust organized by the Sponsor or advised by the Advisor, (iv) performance of services, other than as a Trustee, for the Trust, (v) service as a director or trustee of more than three real estate investment trusts organized by the Sponsor or advised by the Advisor, or (vi) maintenance of a material business or professional relationship with the Sponsor, the Advisor or any of their Affiliates. A business or professional relationship is considered “material” per se if the aggregate gross revenue derived by the Trustee from the Sponsor, the Advisor and their Affiliates exceeds five percent of either the Trustee’s annual gross revenue during either of the last two years or the Trustee’s net worth on a fair market value basis. An indirect association with the Sponsor or the Advisor shall include circumstances in which a Trustee’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law is or has been associated with the Sponsor, the Advisor, any of their Affiliates or the Trust.~~

~~Initial Date. The term “Initial Date” shall mean the date on which Shares are first issued in the Trust’s first Offering.~~

~~Initial Investment. The term “Initial Investment” shall mean that portion of the initial capitalization of the Trust contributed by the Sponsor or its Affiliates pursuant to Section II.A. of the NASAA REIT Guidelines.~~

~~Initial Public Offering. The term “Initial Public Offering” shall mean the first Offering pursuant to an effective registration statement filed under the Securities Act.~~

~~Invested Capital. The term “Invested Capital” shall mean the amount calculated by multiplying the total number of Shares purchased by Shareholders by the issue price at the time of such purchase, reduced by the portion of any Distribution that is attributable to Net Sales Proceeds and by any amounts paid by the Trust to repurchase Shares pursuant to the Trust’s plan for the repurchase of Shares.~~

~~Joint Ventures. The term “Joint Ventures” shall mean those joint venture or partnership arrangements in which the Trust or any of its subsidiaries is a co-venturer or general partner established to acquire or hold Assets.~~

~~Leverage. The term “Leverage” shall mean the aggregate amount of indebtedness of the Trust for money borrowed (including purchase money mortgage loans) outstanding at any time, both secured and unsecured.~~

~~Listing. The term “Listing” shall mean the approval of the Trust’s application to list the Common Shares by a national securities exchange and the commencement of trading in the Common Shares on the respective national securities exchange. Upon such Listing, the Common Shares shall be deemed Listed.~~

Market Price. The term “Market Price” on any date shall mean, with respect to any class or series of outstanding Shares, the Closing Price for such Shares on such date. The “Closing Price” on any date shall mean the last sale price for such Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Shares, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the ~~NYSE~~NASDAQ or, if such Shares are not listed or admitted to trading on the ~~NYSE~~NASDAQ, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Shares are listed or admitted to trading or, if such Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by ~~the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use,~~ the principal ~~other~~ automated quotation system that may then be in use or, if such Shares are not quoted by any such ~~organization~~system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Shares selected by the Board of Trustees or, in the event that no trading price is available for such Shares, the fair market value of Shares, as determined in good faith by the Board of Trustees.

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MGCL. The term “MGCL” shall mean the Maryland General Corporation Law, as amended from time to time.

MRL. The term “MRL” shall have the meaning as provided in Article I herein.

~~NASAA REIT Guidelines. The term “NASAA REIT Guidelines” shall mean the Statement of Policy Regarding Real Estate Investment Trusts published by the North American Securities Administrators Association on May 7, 2007 and in effect on the Initial Date~~NASDAQ. The term “NASDAQ” shall mean the Nasdaq Stock Market, LLC.

~~Net Assets. The term “Net Assets” shall mean the total Assets (other than intangibles) at cost, before deducting depreciation, reserves for bad debts or other non-cash reserves, less total liabilities, calculated quarterly by the Trust on a basis consistently applied.~~

~~Net Income. The term “Net Income” shall mean for any period, the Trust’s total revenues applicable to such period, less the total expenses applicable to such period other than additions to reserves for depreciation, bad debts or other similar non-cash reserves and excluding any gain from the sale of the Assets.~~

~~Net Sales Proceeds. The term “Net Sales Proceeds” shall mean in the case of a transaction described in clause (i)(A) of the definition of Sale, the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Trust, including all real estate commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (i)(B) of such definition, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Trust, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (i)(C) of such definition, Net Sales Proceeds means the proceeds of any such transaction actually distributed to the Trust or the Operating Partnership from the Joint Venture less the amount of any selling expenses, including legal fees and expenses incurred by or on behalf of the Trust (other than those paid by the Joint Venture). In the case of a transaction or series of transactions described in clause (i)(D) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction (including the aggregate of all payments under a Secured Loan on or in satisfaction thereof other than regularly scheduled interest payments) less the amount of selling expenses incurred by or on behalf of the Trust, including all commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (i)(E) of such definition, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Trust, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (ii) of the definition of Sale, Net Sales Proceeds means the proceeds of such transaction or series of transactions less all amounts generated thereby which are reinvested in one or more Assets within 180 days thereafter and less the amount of any real estate commissions, closing costs, and legal fees and expenses and other selling expenses incurred by or allocated to the Trust or the Operating Partnership in connection with such transaction or series of transactions. Net Sales Proceeds shall also include any amounts that the Trust determines, in its discretion, to be economically equivalent to proceeds of a Sale. Net Sales Proceeds shall not include any reserves established by the Trust in its sole discretion.~~

~~Non-Compliant Tender Offer. The term “Non-Compliant Tender Offer” shall have the meaning as provided in Section 12.10 herein.~~

~~NYSE. The term “NYSE” shall mean the New York Stock Exchange.~~

~~Offering. The term “Offering” shall mean any offering and sale of Shares.~~

~~Operating Partnership. The term “Operating Partnership” shall mean United Development Funding IV Operating Partnership, L.P., a Delaware limited partnership, through which the Trust may own Assets.~~

~~Organization and Offering Expenses. The term “Organization and Offering Expenses” shall mean any and all costs and expenses incurred by and to be paid from the assets of the Trust in connection with the formation of the Trust and the qualification and registration of an Offering, and the marketing and distribution of Shares, including, without limitation, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys), expenses for printing, engraving and amending registration statements or supplementing prospectuses, mailing and distributing costs, salaries of employees while engaged in sales activity, telephone and other telecommunications costs, all advertising and marketing expenses (including the costs related to investor and broker-dealer sales meetings), charges of transfer agents, registrars, trustees, escrow holders, depositaries and experts and fees, expenses and taxes related to the filing, registration and qualification of the sale of the Shares under federal and state laws, including taxes and fees; and accountants’ and attorneys’ fees.~~

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Person. The term “Person” shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Exchange Act and a group to which an Excepted Holder Limit applies.

Preferred Shares. The term “Preferred Shares” shall have the meaning as provided in Section 6.1 herein.

Prohibited Owner. The term “Prohibited Owner” shall mean, with respect to any purported Transfer, any Person who, but for the provisions of ~~Section 7.1.1,~~Article VII herein, would Beneficially Own or Constructively Own Shares~~,~~ in violation of Section 7.1.1, and, if appropriate in the context, shall also mean any Person who would have been the record owner of Shares that the Prohibited Owner would have so owned.

~~Property or Properties. The term “Property” or “Properties” shall mean, as the context requires, any, or all, respectively, of the Real Property acquired by the Trust, directly or indirectly through joint venture arrangements or other partnership or investment interests.~~

~~Prospectus. The term “Prospectus” shall mean the same as that term is defined in Section 2(10) of the Securities Act, including a preliminary prospectus, an offering circular as described in Rule 253 of the General Rules and Regulations under the Securities Act, or, in the case of an intrastate offering, any document by whatever name known, utilized for the purpose of offering and selling Securities to the public.~~

~~Real Property or Real Estate. The term “Real Property” or “Real Estate” shall mean land, rights in land (including leasehold interests), land under development, developed lots, and any buildings, structures, improvements, furnishings, fixtures and equipment located on or used in connection with land and rights or interests in land. Reinvestment Plan. The term “Reinvestment Plan” shall have the meaning as provided in Section 6.14 herein.~~

REIT. The term “REIT” shall mean a corporation, trust, association or other legal entity (other than a real estate syndication) that is engaged primarily in investing in equity interests in real estate (including fee ownership and leasehold interests) or in loans secured by real estate or both as defined pursuant to the REIT Provisions of the Code.

REIT Provisions of the Code. The term “REIT Provisions of the Code” shall mean Sections 856 through 860 of the Code and any successor or other provisions of the Code relating to real estate investment trusts (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

Restriction Termination Date. The term “Restriction Termination Date” shall mean the first day ~~after the Initial Date~~ on which the Board of Trustees determines that it is no longer in the best interests of the Trust to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of Shares set forth herein is no longer required in order for the Trust to qualify as a REIT.

~~Roll-Up Entity. The term “Roll-Up Entity” shall mean a partnership, real estate investment trust, corporation, trust or similar entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.~~

~~Roll-Up Transaction. The term “Roll-Up Transaction” shall mean a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Trust and the issuance of securities of a Roll-Up Entity to the holders of Common Shares. Such term does not include:~~

~~(a)          a transaction involving securities of the Trust that have been Listed for at least twelve months; or~~

~~(b)          a transaction involving the conversion to corporate, trust or association form of only the Trust, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:~~

~~(i)          voting rights of the holders of Common Shares;~~

~~(ii)         the term of existence of the Trust;~~

~~(iii)        Sponsor or Advisor compensation; or~~

~~(iv)        the Trust’s investment objectives.~~

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~~Sale or Sales. The term “Sale” or “Sales” shall mean (i) any transaction or series of transactions whereby: (A) the Trust or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any Property or portion thereof, including the lease of any Property consisting of a building only, and including any event with respect to any Property which gives rise to a significant amount of insurance proceeds or condemnation awards; (B) the Trust or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of all or substantially all of the interest of the Trust or the Operating Partnership in any Joint Venture in which it is a co-venturer or partner; (C) any Joint Venture directly or indirectly (except as described in other subsections of this definition) in which the Trust or the Operating Partnership as a co-venturer or partner sells, grants, transfers, conveys, or relinquishes its ownership of any Property or portion thereof, including any event with respect to any Property which gives rise to insurance claims or condemnation awards; (D) the Trust or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, conveys or relinquishes its interest in any Secured Loan or portion thereof (including with respect to any Secured Loan, all payments thereunder or in satisfaction thereof other than regularly scheduled interest payments) of amounts owed pursuant to such Secured Loan and any event which gives rise to a significant amount of insurance proceeds or similar awards; or (E) the Trust or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any other Asset not previously described in this definition or any portion thereof, but (ii) not including any transaction or series of transactions specified in clause (i) (A) through (E) above in which the proceeds of such transaction or series of transactions are reinvested by the Trust in one or more Assets within 180 days thereafter.~~

SDAT. The term “SDAT” shall have the meaning as provided in Section 6.4 herein.

~~Secured Loans. The term “Secured Loans” shall mean, in connection with financing provided, invested in, participated in or purchased by the Trust, all of the notes, deeds of trust, security interests or other evidences of indebtedness or obligations, which are secured or collateralized by Real Property owned by the borrowers under such notes, deeds of trust, security interests or other evidences of indebtedness or obligations or pledges of equity interests in entities owning Real Property.~~

Securities. The term “Securities” shall mean any of the following issued by the Trust, as the text requires: Shares, any other stock, shares or other evidences of equity or beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire~~,~~ any of the foregoing~~.~~

~~Securities Act. The term “Securities Act” shall mean the Securities Act of 1933, as amended from time to time, or any successor statute thereto. Reference to any provision of the Securities Act shall mean such provision as in effect from time to time, as the same may be amended, and any successor provision thereto, as interpreted by any applicable regulations as in effect from time to time.~~

~~Selling Commissions. The term “Selling Commissions” shall mean any and all commissions payable to underwriters, dealer managers or other broker-dealers in connection with the sale of Shares, including, without limitation, commissions payable to the Soliciting Dealers.~~ Shareholder List~~. The term “Shareholder List” shall have the meaning as provided in Section 12.8 herein~~.

Shareholders. The term “Shareholders” shall mean the holders of record of the Shares as maintained in the books and records of the Trust or its transfer agent.

Shares. The term “Shares” shall mean shares of beneficial interest of the Trust of any class or series, including Common Shares or Preferred Shares.

~~Soliciting Dealers. The term “Soliciting Dealers” shall mean those broker-dealers that are members of the Financial Industry Regulatory Authority, or that are exempt from broker-dealer registration, and that, in either case, enter into participating broker or other agreements with the Trust to sell Shares.~~

~~Sponsor. The term “Sponsor” shall mean any Person which (i) is directly or indirectly instrumental in organizing, wholly or in part, the Trust, (ii) will control, manage or participate in the management of the Trust, and any Affiliate of any such Person, (iii) takes the initiative, directly or indirectly, in founding or organizing the Trust, either alone or in conjunction with one or more other Persons, (iv) receives a material participation in the Trust in connection with the founding or organizing of the business of the Trust, in consideration of services or property, or both services and property, (v) has a substantial number of relationships and contacts with the Trust, (vi) possesses significant rights to control Properties or Secured Loans, (vii) receives fees for providing services to the Trust which are paid on a basis that is not customary in the industry or (viii) provides goods or services to the Trust on a basis which was not negotiated at arm’s-length with the Trust. “Sponsor” does not include any Person whose only relationship with the Trust is that of an independent property manager and whose only compensation is as such, or wholly independent third parties such as attorneys, accountants and underwriters whose only compensation is for professional services.~~

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~~Tendered Shares. The term “Tendered Shares” shall have the meaning as provided in Section 12.10 herein.~~

~~Termination Date. The term “Termination Date” shall mean the date of termination of the Advisory Agreement.~~

~~Total Operating Expenses. The term “Total Operating Expenses” shall mean all costs and expenses paid or incurred by the Trust, as determined under generally accepted accounting principles, that are in any way related to the operation of the Trust or to corporate business, including advisory fees, but excluding (i) the expenses of raising capital such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration, and other fees, printing and other such expenses and taxes incurred in connection with the issuance, distribution, transfer, registration and Listing of the Shares, (ii) interest payments, (iii) taxes, (iv) non-cash expenditures such as depreciation, amortization and bad debt reserves, (v) incentive fees paid in compliance with the NASAA REIT Guidelines; (vi) Acquisition Fees and Acquisition Expenses, (vii) real estate commissions on the Sale of Property, and (viii) other fees and expenses connected with the acquisition, disposition, management and ownership of real estate interests, secured loans or other property (including debt financing fees and the costs of foreclosure, insurance premiums, legal services, maintenance, repair, and improvement of property).~~

Transfer. The term “Transfer” shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership of Shares or the right to vote or receive dividends on Shares, or any agreement to take any such actions or cause any such events~~, of Shares or the right to vote or receive dividends on Shares~~, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Shares or any interest in Shares or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Shares; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

Trust. The term “Trust” shall have the meaning as provided in Article II herein.

Trustee. The term “Trustee” shall have the meaning as provided in Section 8.2 herein.

~~2%/25% Guidelines. The term “2%/25% Guidelines” shall have the meaning as provided in Section 9.10 herein.~~

~~Unimproved Real Property. The term “Unimproved Real Property” shall mean Property in which the Trust has an equity interest that was not acquired for the purpose of producing rental or other operating income, that has no development or construction in process and for which no development or construction is planned, in good faith, to commence within one year.~~

ARTICLE VI

SHARES OF BENEFICIAL INTEREST

Section 6.1           Authorized Shares. The beneficial interest of the Trust shall be divided into Shares. The Trust has authority to issue 400,000,000 Shares, consisting of 350,000,000 common shares of beneficial interest, $.01 par value per share (“Common Shares”), and 50,000,000 preferred shares of beneficial interest, $.01 par value per share (“Preferred Shares”). All Shares shall be fully paid and nonassessable when issued. If Shares of one class are classified or reclassified into Shares of another class pursuant to this Article VI, the number of authorized Shares of the former class shall be automatically decreased and the number of Shares of the latter class shall be automatically increased, in each case by the number of Shares so classified or reclassified, so that the aggregate number of Shares of all classes that the Trust has authority to issue shall not be more than the total number of Shares set forth in the second sentence of this paragraph. The Board of Trustees, with the approval of a majority of the entire Board and without any action by the Shareholders, may amend the Declaration of Trust from time to time to increase or decrease the aggregate number of Shares or the number of Shares of any class or series that the Trust has authority to issue.

Section 6.2           Common Shares.

Section 6.2.1           Common Shares Subject to Terms of Preferred Shares. The Common Shares shall be subject to the express terms of any series of Preferred Shares.

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Section 6.2.2           Description. Subject to the provisions of Article VII and except as may otherwise be specified in the ~~terms of any class or series of Common Shares~~Declaration of Trust, each Common Share shall entitle the holder thereof to one vote per share on all matters upon which ~~Shareholders~~holders of Common Shares are entitled to vote ~~pursuant to Section 12.2 hereof~~. The Board may classify or reclassify any unissued Common Shares from time to time ~~in~~into one or more classes or series of Shares~~; provided, however, that the voting rights per Share (other than any publicly held Share) sold in a private offering shall not exceed the voting rights which bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Trust for each privately offered Share bears to the book value of each outstanding publicly held Share~~.

Section 6.2.3           Rights Upon Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any Distribution of the ~~Assets~~assets of the Trust, the aggregate ~~Assets~~assets available for Distribution to holders of the Common Shares shall be determined in accordance with applicable law. Each holder of Common Shares of a particular class shall be entitled to receive, ratably with each other holder of Common Shares of such class, that portion of such aggregate ~~Assets~~assets available for Distribution as the number of outstanding Common Shares of such class held by such holder bears to the total number of outstanding Common Shares of such class then outstanding.

Section 6.2.4           Voting Rights. Except as may be provided otherwise in the Declaration of Trust, and subject to the express terms of any class or series of Preferred Shares, the holders of the Common Shares shall have the exclusive right to vote on all matters (as to which a common shareholder shall be entitled to vote pursuant to applicable law) at all meetings of the Shareholders.

Section 6.3           Preferred Shares. The Board may classify any unissued Preferred Shares and reclassify any previously classified but unissued Preferred Shares of any series from time to time, ~~in~~into one or more classes or series of Shares~~; provided, however, that the voting rights per Share (other than any publicly held Share) sold in a private offering shall not exceed the voting rights which bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Trust for each privately offered Share bears to the book value of each outstanding publicly held Share~~.

Section 6.4           Classified or Reclassified Shares. Prior to issuance of classified or reclassified Shares of any class or series, the Board by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of Shares; (b) specify the number of Shares to be included in the class or series; (c) set or change, subject to the provisions of Article VII and subject to the express terms of any class or series of Shares outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other Distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Trust to file articles supplementary with the State Department of Assessments and Taxation of Maryland (“SDAT”). Any of the terms of any class or series of Shares set or changed pursuant to clause (c) of this Section 6.4 may be made dependent upon facts or events ascertainable outside the Declaration of Trust (including determinations by the Board or other facts or events within the control of the Trust) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of Shares is clearly and expressly set forth in the articles supplementary filed with the SDAT.

Section 6.5           Authorization by Board of Share Issuance. The Board of Trustees may authorize the issuance from time to time of Shares of any class or series, whether now or hereafter authorized, or Securities or rights convertible into Shares of any class or series, whether now or hereafter authorized, for such consideration (whether in cash, property, past or future services, obligation for future payment or otherwise) as the Board of Trustees may deem advisable (or without consideration in the case of a Share split or Share dividend), subject to such restrictions or limitations, if any, as may be set forth in the Declaration of Trust or the Bylaws.  ~~The issuance of Preferred Shares shall also be approved by a majority of Independent Trustees not otherwise interested in the transaction, who shall have access at the Trust’s expense to the Trust’s legal counsel or to independent legal counsel.~~

Section 6.6           ~~Dividends and~~ Distributions. The Board of Trustees may from time to time authorize the Trust to declare and pay to Shareholders such dividends or other Distributions, in cash or other assets of the Trust or in securities of the Trust, including Shares of one class payable to holders of Shares of another class, or from any other source as the Board of Trustees in its discretion shall determine. The Board of Trustees shall endeavor to authorize the Trust to declare and pay such dividends and other Distributions as shall be necessary for the Trust to qualify as a REIT under the Code; provided, however, Shareholders shall have no right to any dividend or other Distribution unless and until authorized by the Board and declared by the Trust. The exercise of the powers and rights of the Board of Trustees pursuant to this Section 6.6 shall be subject to the provisions of any class or series of Shares at the time outstanding. The receipt by any Person in whose name any Shares are registered on the records of the Trust or by his or her duly authorized agent shall be a sufficient discharge for all dividends or other Distributions payable or deliverable in respect of such Shares and from all liability to see to the application thereof~~. Distributions in kind shall not be permitted, except for distributions of readily marketable securities, distributions of beneficial interests in a liquidating trust established for the dissolution of the Trust and the liquidation of its assets in accordance with the terms of the Declaration of Trust or distributions in which (a) the Board advises each Shareholder of the risks associated with direct ownership of the property, (b) the Board offers each Shareholder the election of receiving such in-kind distributions, and (c) in-kind distributions are made only to those Shareholders that accept such offer~~.

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Section 6.7           General Nature of Shares. All Shares shall be personal property entitling the Shareholders only to those rights provided in the Declaration of Trust. The Shareholders shall have no interest in the ~~Assets~~assets of the Trust and shall have no right to compel any partition, division, dividend or Distribution of the Trust or of ~~the Assets~~its assets. The death of a Shareholder shall not terminate the Trust. The Trust is entitled to treat as Shareholders only those persons in whose names Shares are registered as holders of Shares on the share ledger of the Trust.

Section 6.8           Fractional Shares. The Trust may, without the consent or approval of any Shareholder, issue fractional Shares, eliminate a fraction of a Share by rounding up ~~or down~~ to a full Share, arrange for the disposition of a fraction of a Share by the person entitled to it, or pay cash for the fair value of a fraction of a Share.

Section 6.9           Declaration and Bylaws. The rights of all Shareholders and the terms of all Shares are subject to the provisions of the Declaration of Trust and the Bylaws.

Section 6.10         Divisions and Combinations of Shares. Subject to an express provision to the contrary in the terms of any class or series of Shares hereafter authorized, the Board of Trustees shall have the power to divide or combine the outstanding Shares of any class or series, without a vote of Shareholders, so long as the number of Shares combined into one Share in any such combination or series of combinations within any period of twelve months is not greater than ten.

~~Section 6.11         No Issuance of Share Certificates. Unless otherwise provided by the Board of Trustees, the Trust shall not issue share certificates. A Shareholder’s investment shall be recorded on the books of the Trust. To transfer his or her Shares, a Shareholder shall submit an executed form to the Trust, which form shall be provided by the Trust upon request. Such transfer will also be recorded on the books of the Trust. Upon issuance or transfer of Shares, the Trust will provide the Shareholder with information concerning his or her rights with regard to such Shares, as required by the Bylaws and the MRL or other applicable law.~~

~~Section 6.12         Suitability of Shareholders. Upon the Commencement of the Initial Public Offering and until Listing, the following provisions shall apply:~~

~~Section 6.12.1         Investor Suitability Standards. Subject to suitability standards established by individual states, to become a Shareholder, if such prospective Shareholder is an individual (including an individual beneficiary of a purchasing Individual Retirement Account), or if the prospective Shareholder is a fiduciary (such as a trustee of a trust or corporate pension or profit sharing plan, or other tax-exempt organization, or a custodian under a Uniform Gifts to Minors Act), such individual or fiduciary, as the case may be, must represent to the Trust, among other requirements as the Trust may require from time to time:~~

~~(a)          that such individual (or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase the Shares) has a minimum annual gross income of $70,000 and a net worth (excluding home, furnishings and automobiles) of not less than $70,000; or~~

~~(b)          that such individual (or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase the Shares) has a net worth (excluding home, furnishings and automobiles) of not less than $250,000.~~

~~Section 6.12.2         Determination of Suitability of Sale. The Sponsor and each Person selling Common Shares on behalf of the Trust shall make every reasonable effort to determine that the purchase of Common Shares by a Shareholder is a suitable and appropriate investment for such Shareholder. In making this determination, the Sponsor or each Person selling Common Shares on behalf of the Trust shall ascertain that the prospective Shareholder: (a) meets the minimum income and net worth standards established for the Trust; (b) can reasonably benefit from the Trust based on the prospective Shareholder’s overall investment objectives and portfolio structure; (c) is able to bear the economic risk of the investment based on the prospective Shareholder’s overall financial situation; and (d) has apparent understanding of (i) the fundamental risks of the investment; (ii) the risk that the Shareholder may lose the entire investment; (iii) the lack of liquidity of the Common Shares; (iv) the restrictions on transferability of the Common Shares; and (v) the tax consequences of the investment.~~

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~~The Sponsor or each Person selling Common Shares on behalf of the Trust shall make this determination on the basis of information it has obtained from a prospective Shareholder. Relevant information for this purpose will include at least the age, investment objectives, investment experiences, income, net worth, financial situation, and other investments of the prospective Shareholder, as well as any other pertinent factors.~~

~~The Sponsor or each Person selling Common Shares on behalf of the Trust shall maintain records of the information used to determine that an investment in Common Shares is suitable and appropriate for a Shareholder. The Sponsor or each Person selling Common Shares on behalf of the Trust shall maintain these records for at least six years.~~

~~Section 6.12.3         Minimum Investment and Transfer. Subject to certain individual state requirements and the issuance of Common Shares under the Reinvestment Plan, no initial sale or transfer of Common Shares will be permitted of less than $1,000.~~

~~Section 6.13         Repurchase of Shares. The Board may establish, from time to time, a program or programs by which the Trust voluntarily repurchases Shares from its Shareholders; provided, however, that such repurchase does not impair the capital or operations of the Trust. The Sponsor, Advisor, members of the Board or any Affiliates thereof may not receive any fees arising out of the repurchase of Shares by the Trust.~~

~~Section 6.14         Distribution Reinvestment Plans. The Board may establish, from time to time, a Distribution reinvestment plan or plans (each, a “Reinvestment Plan”). Under any such Reinvestment Plan, (a) all material information regarding Distributions to the Shareholders and the effect of reinvesting such Distributions, including the tax consequences thereof, shall be provided to the Shareholders not less often than annually, and (b) each Shareholder participating in such Reinvestment Plan shall have a reasonable opportunity to withdraw from the Reinvestment Plan not less often than annually after receipt of the information required in clause (a) above.~~

ARTICLE VII

RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

Section 7.1           Shares.

Section 7.1.1        Ownership Limitations. ~~During the period commencing on the Initial Date and prior~~Prior to the Restriction Termination Date, but subject to Section 7.3:

(a)          Basic Restrictions.

(i)         (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Shares in excess of the Aggregate Share Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Common Shares in excess of the Common Share Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own Shares in excess of the Excepted Holder Limit for such Excepted Holder.

(ii)         No Person shall Beneficially Own or Constructively Own Shares to the extent that such Beneficial Ownership or Constructive Ownership of Shares would result in the Trust being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial Ownership or Constructive Ownership that would result in the Trust owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Trust from such tenant would cause the Trust to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

(iii)        Any Transfer of Shares that, if effective, would result in Shares being ~~beneficially owned~~Beneficially Owned by ~~less~~fewer than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

(b)          Transfer in Trust. If any Transfer of Shares occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning Shares in violation of Section 7.1.1(a)(i) or (ii),

(i)          then that number of Shares the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 7.1.1(a)(i) or (ii) (rounded up to the nearest whole share) shall be automatically Transferred to a Charitable Trust for the benefit of a Charitable Beneficiary, as described in Section 7.2, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such Shares; or

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(ii)         if the Transfer to the Charitable Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 7.1.1(a)(i) or (ii), then the Transfer of that number of Shares that otherwise would cause any Person to violate Section 7.1.1(a)(i) or (ii) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

To the extent that, upon a transfer of Shares pursuant to this Section 7.1.1(b), a violation of any provision of this Article VII would nonetheless be continuing (for example where the ownership of Shares by a single Charitable Trust would violate the 100 shareholder requirement applicable to REITs), then Shares shall be Transferred to that number of Charitable Trusts, each having a distinct Charitable Trustee and a Charitable Beneficiary or Beneficiaries that are distinct from those of each other Charitable Trust, such that there is no violation of any provision of this Article VII.

Section 7.1.2         Remedies for Breach. If the Board of Trustees or its designee (including any duly authorized committee of the Board) shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 7.1.1 or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any Shares in violation of Section 7.1.1 (whether or not such violation is intended), the Board of Trustees or its designee shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Trust to redeem Shares, refusing to give effect to such Transfer on the books of the Trust or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfers or attempted Transfers or other events in violation of Section 7.1.1 shall automatically result in the Transfer to the Charitable Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Trustees or its designee.

Section 7.1.3         Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of Shares that will or may violate Section 7.1.1(a), or any Person who would have owned Shares that resulted in a Transfer to the Charitable Trust pursuant to the provisions of Section 7.1.1(b), shall immediately give written notice to the Trust of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Trust such other information as the Trust may request in order to determine the effect, if any, of such Transfer on the Trust’s status as a REIT.

Section 7.1.4         Owners Required To Provide Information. ~~From the Initial Date and prior~~Prior to the Restriction Termination Date:

(a)          every owner of more than five percent (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding Shares, within 30 days after the end of each taxable year, shall give written notice to the Trust stating the name and address of such owner, the number of ~~Shares and other~~ Shares Beneficially Owned and a description of the manner in which such Shares are held. Each such owner shall provide to the Trust such additional information as the Trust may request in order to determine the effect, if any, of such Beneficial Ownership on the Trust’s status as a REIT and to ensure compliance with the Aggregate Share Ownership Limit, the Common Share Ownership Limit and the other restrictions set forth herein~~.~~; and

(b)          each Person who is a Beneficial Owner or Constructive Owner of Shares and each Person (including the Shareholder of record) who is holding Shares for a Beneficial Owner or Constructive Owner shall provide to the Trust such information as the Trust may request, in good faith, in order to determine the Trust’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

Section 7.1.5         Remedies Not Limited. Subject to Section 8.1 of the Declaration of Trust, nothing contained in this Section 7.1 shall limit the authority of the Board of Trustees to take such other action as it deems necessary or advisable to protect the Trust and the interests of its Shareholders in preserving the Trust’s status as a REIT.

Section 7.1.6         Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 7.1, Section 7.2 or any definition contained in Article V, the Board of Trustees shall have the power to determine the application of the provisions of this Section ~~7.1 or~~7.1, Section 7.2 or Article V with respect to any situation based on the facts known to it. In the event Section 7.1 or 7.2 requires an action by the Board of Trustees and the Declaration of Trust fails to provide specific guidance with respect to such action, the Board of Trustees shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Article V ~~or Sections~~, this Section 7.1 or Section 7.2. Absent a decision to the contrary by the Board of Trustees (which the Board may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Section 7.1.2) acquired Beneficial Ownership or Constructive Ownership of Shares in violation of Section 7.1.1, such remedies (as applicable) shall apply first to the Shares which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such Shares based upon the relative number of the Shares held by each such Person.

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Section 7.1.7        Exceptions.

(a)          Subject to Section 7.1.1(a)(ii), the Board of Trustees, in its sole discretion, may exempt (prospectively or retroactively) a Person from the Aggregate Share Ownership Limit and the Common Share Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:

(i)          the Board of Trustees obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual’s Beneficial Ownership or Constructive Ownership of such Shares will violate Section 7.1.1(a)(ii);

(ii)         such Person does not and represents that it will not own, actually or Constructively, an interest in a tenant of the Trust (or a tenant of any entity owned or controlled by the Trust) that would cause the Trust to own, actually or Constructively, more than a 9.8% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board of Trustees obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Trust (or an entity owned or controlled by the Trust) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board of Trustees, rent from such tenant would not adversely affect the Trust’s ability to qualify as a REIT, shall not be treated as a tenant of the Trust); and

(iii)        such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 7.1.1 through 7.1.6) will result in such Shares being automatically Transferred to a Charitable Trust in accordance with Sections 7.1.1(b) and 7.2.

(b)          Prior to granting any exception pursuant to Section 7.1.7(a), the Board of Trustees may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Trustees in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Trust’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Trustees may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(c)          Subject to Section 7.1.1(a)(ii), an underwriter which participates in a public offering or a private placement of Shares (or securities convertible into or exchangeable for Shares) may Beneficially Own or Constructively Own Shares (or securities convertible into or exchangeable for Shares) in excess of the Aggregate Share Ownership Limit, the Common Share Ownership Limit or both such limits, but only to the extent necessary to facilitate such public offering or private placement.

(d)          The Board of Trustees may only reduce the Excepted Holder Limit for an Excepted Holder: (i) with the written consent of such Excepted Holder at any time, or (ii) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Share Ownership Limit.

Section 7.1.8         Increase or Decrease in Aggregate Share Ownership Limit and Common Share Ownership ~~Limits~~Limit. Subject to Section ~~7.1.2~~7.1.1(a)(ii), the Board of Trustees may from time to time increase the Common Share Ownership Limit and the Aggregate Share Ownership Limit for one or more Persons and decrease the Common Share Ownership Limit and the Aggregate Share Ownership Limit for all other Persons; provided, however, that the decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit will not be effective for any Person whose percentage ownership in Shares is in excess of such decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit until such time as such Person’s percentage of Shares equals or falls below the decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit, but any further acquisition of Shares in excess of such percentage ownership of Shares will be in violation of the Common Share Ownership Limit and/or Aggregate Share Ownership Limit and, provided further, that the new Common Share Ownership Limit and/or Aggregate Share Ownership Limit would not allow five or fewer Persons to Beneficially Own more than 49.9% in value of the outstanding Shares.

Section 7.1.9         Legend. Any certificate evidencing Shares shall bear substantially the following legend:

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The Shares ~~represented~~evidenced by this certificate are subject to restrictions on Beneficial Ownership and Constructive Ownership and Transfer for the purpose, among others, of the Trust’s maintenance of its status as a real estate investment trust (a “REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the Declaration of Trust, (i) no Person may Beneficially Own or Constructively Own Common Shares in excess of 9.8% (in value or number of Common Shares) of the outstanding Common Shares unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially Own or Constructively Own Shares in excess of 9.8% of the value of the total outstanding Shares, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially Own or Constructively Own Shares that would result in the Trust being “closely held” under Section 856(h) of the Code or otherwise cause the Trust to fail to qualify as a REIT; and (iv) ~~no Person may~~any Transfer of Shares that, if ~~such Transfer~~effective, would result in Shares being ~~owned~~Beneficially Owned by fewer than 100 Persons (as determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares. Any Person who Beneficially Owns or Constructively Owns or attempts to Beneficially Own or Constructively Own Shares which cause or will cause a Person to Beneficially Own or Constructively Own Shares in excess or in violation of the above limitations must immediately notify the Trust in writing (or, in the case of an attempted transaction, give at least 15 days prior written notice). If any of the restrictions on Transfer or ownership as set forth in clause (i), (ii) or (iii) above are violated, the Shares ~~evidenced hereby~~in excess or in violation of the above limitations will be automatically Transferred to a Charitable Trust for the benefit of one or more Charitable Beneficiaries. In addition, the Trust may redeem Shares upon the terms and conditions specified by the Board of Trustees in its sole discretion if the Board of Trustees determines that ownership or a Transfer or other event may violate the restrictions described above. Furthermore, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described in clause (i), (ii) or (iii) above may be void ab initio. All capitalized terms in this legend have the meanings defined in the Declaration of Trust, a copy of which, including the restrictions on Transfer and ownership, will be furnished to each holder of Shares on request and without charge. Requests for such a copy may be directed to the Secretary of the Trust at its principal office.

Instead of the foregoing legend, the certificate may state that the Trust will furnish a full statement about certain restrictions on transferability to a Shareholder on request and without charge. In the case of uncertificated Shares, the Trust will send the holder of such Shares, on request and without charge, a written statement of the information otherwise required on certificates.

Section 7.2           Transfer of Shares in Trust.

Section 7.2.1           Ownership in Trust. Upon any purported Transfer or other event described in Section 7.1.1(b) that would result in a Transfer of Shares to a Charitable Trust, such Shares shall be deemed to have been Transferred to the Charitable Trustee as trustee of a Charitable Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such Transfer to the Charitable Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the Transfer to the Charitable Trust pursuant to Section 7.1.1(b). The Charitable Trustee shall be appointed by the Trust and shall be a Person unaffiliated with the Trust and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Trust as provided in Section 7.2.6.

Section 7.2.2           Status of Shares Held by the Charitable Trustee. Shares held by the Charitable Trustee shall continue to be issued and outstanding Shares ~~of the Trust~~. The Prohibited Owner shall have no rights in the Shares held by the Charitable Trustee. The Prohibited Owner shall not benefit economically from ownership of any Shares held in trust by the Charitable Trustee, shall have no rights to dividends or other Distributions and shall not possess any rights to vote or other rights attributable to the Shares held in the Charitable Trust.

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Section 7.2.3           Dividend and Voting Rights. The Charitable Trustee shall have all voting rights and rights to dividends or other Distributions with respect to Shares held in the Charitable Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other Distribution paid prior to the discovery by the Trust that Shares have been Transferred to the Charitable Trustee shall be paid ~~with respect to~~by the recipient of such ~~Shares~~dividend or other Distribution to the Charitable Trustee upon demand and any dividend or other Distribution authorized but unpaid shall be paid when due to the Charitable Trustee. Any dividends or other Distributions so paid over to the Charitable Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to Shares held in the Charitable Trust and, subject to Maryland law, effective as of the date that Shares have been Transferred to the Charitable Trustee, the Charitable Trustee shall have the authority (at the Charitable Trustee’s sole discretion) (a) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Trust that Shares have been Transferred to the Charitable Trustee and (b) to recast such vote in accordance with the desires of the Charitable Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Trust has already taken irreversible corporate action, then the Charitable Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article VII, until the Trust has received notification that Shares have been Transferred into a Charitable Trust, the Trust shall be entitled to rely on its share transfer and other Shareholder records for purposes of preparing lists of Shareholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of Shareholders.

Section 7.2.4           Sale of Shares by Charitable Trustee. Within 20 days of receiving notice from the Trust that Shares have been Transferred to the Charitable Trust, the Charitable Trustee shall sell the Shares held in the Charitable Trust to a ~~person~~Person, designated by the Charitable Trustee, whose ownership of the Shares will not violate the ownership limitations set forth in Section 7.1.1(a). Upon such sale, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 7.2.4. The Prohibited Owner shall receive the lesser of (a) the price paid by the Prohibited Owner for the Shares or, if the Prohibited Owner did not give value for the Shares in connection with the event causing the Shares to be held in the Charitable Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the Shares on the day of the event causing the Shares to be held in the Charitable Trust and (b) the price per share received by the Charitable Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the Shares held in the Charitable Trust. The Charitable Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and other Distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Charitable Trustee pursuant to Section 7.2.3 of this Article VII. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Trust that Shares have been Transferred to the Charitable Trustee, such Shares are sold by a Prohibited Owner, then (i) such Shares shall be deemed to have been sold on behalf of the Charitable Trust and (ii) to the extent that the Prohibited Owner received an amount for such Shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 7.2.4, such excess shall be paid to the Charitable Trustee upon demand.

Section 7.2.5           Purchase Right in Shares Transferred to the Charitable Trustee. Shares Transferred to the Charitable Trustee shall be deemed to have been offered for sale to the Trust, or its designee, at a price per Share equal to the lesser of (a) the price per Share in the transaction that resulted in such Transfer to the Charitable Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (b) the Market Price on the date the Trust, or its designee, accepts such offer. ~~The Trust may reduce the amount payable to the Prohibited Owner by the amount of dividends and distributions which has been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Charitable Trustee pursuant to Section 7.2.3 of this Article VII. The Trust may pay the amount of such reduction to the Charitable Trustee for the benefit of the Charitable Beneficiary.~~ The Trust shall have the right to accept such offer until the Charitable Trustee has sold the Shares held in the Charitable Trust pursuant to Section 7.2.4. Upon such a sale to the Trust, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner. The Trust may reduce the amount payable to the Prohibited Owner by the amount of dividends and distributions which has been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Charitable Trustee pursuant to Section 7.2.3 of this Article VII. The Trust may pay the amount of such reduction to the Charitable Trustee for the benefit of the Charitable Beneficiary.

Section 7.2.6           Designation of Charitable Beneficiaries. By written notice to the Charitable Trustee, the Trust shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Charitable Trust such that (a) Shares held in the Charitable Trust would not violate the restrictions set forth in Section 7.1.1(a) in the hands of such Charitable Beneficiary and (b) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Section 7.3           NYSENASDAQ Transactions. Nothing in this Article VII shall preclude the settlement of any transaction entered into through the facilities of the ~~NYSE~~NASDAQ or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article VII and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VII.

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Section 7.4           Enforcement. The Trust is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VII.

Section 7.5           Non-Waiver. No delay or failure on the part of the Trust or the Board of Trustees in exercising any right hereunder shall operate as a waiver of any right of the Trust or the Board of Trustees, as the case may be, except to the extent specifically waived in writing.

ARTICLE VIII

BOARD OF TRUSTEES

Section 8.1           Powers. Subject to any express limitations contained in the Declaration of Trust or in the Bylaws, (a) the business and affairs of the Trust shall be managed under the direction of the Board of Trustees and (b) the Board shall have full, exclusive and absolute power, control and authority over any and all ~~Assets~~assets of the Trust. The Board may take any action as in its sole judgment and discretion is necessary or appropriate to conduct the business and affairs of the Trust. The Declaration of Trust shall be construed with the presumption in favor of the grant of power and authority to the Board. Any construction of the Declaration of Trust or determination made in good faith by the Board concerning its powers and authority hereunder shall be conclusive. The enumeration and definition of particular powers of the Trustees included in the Declaration of Trust or in the Bylaws shall in no way be construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board or the Trustees under the general laws of the State of Maryland or any other applicable laws.

The Board, without any action by the Shareholders, shall have and may exercise, on behalf of the Trust, without limitation, the power to terminate the status of the Trust as a REIT; to determine that compliance with any restriction or limitations on ownership and Transfers of Shares set forth in Article VII of the Declaration of Trust is no longer required in order for the Trust to qualify as a REIT; to adopt, amend and repeal Bylaws; to elect officers in the manner prescribed in the Bylaws; to solicit proxies from holders of Shares; and to do any other acts and deliver any other documents necessary or appropriate to the foregoing powers.

Section 8.2           Number. The number of Trustees of the Trust (the “Trustees”) shall be five, which number may be increased or decreased from time to time pursuant to the Bylaws; provided, however, that~~, upon Commencement of the Initial Public Offering,~~ the total number of Trustees shall not be fewer than ~~three or more than 15. Upon Commencement of the Initial Public Offering, a majority of the Board will be Independent Trustees except for a period of up to 60 days after the death, removal or resignation of an Independent Trustee pending the election of such Independent Trustee’s successor~~the minimum number required by the MRL. The names of the Trustees who shall serve until the ~~first~~next annual meeting of Shareholders and until their successors are duly elected and qualify are:

Hollis M. Greenlaw
Phillip K. Marshall
~~Scot W. O’Brien~~
J. Heath Malone
Steven J. Finkle
John R. Ray

~~These~~The Board of Trustees may increase the number of Trustees and fill any vacancy, whether resulting from an increase in the number of Trustees or otherwise, on the Board of Trustees ~~prior to the first annual meeting of Shareholders~~ in the manner provided in the Bylaws. It shall not be necessary to list in the Declaration of Trust the names ~~and addresses~~ of any Trustees hereinafter elected.

The Trust elects, at such time as it becomes eligible to make the election provided for under Section 3-804(c) of the MGCL, that, except as may be provided by the Board of Trustees in setting the terms of any class or series of Preferred Shares, any and all vacancies on the Board of Trustees may be filled only by the affirmative vote of a majority of the remaining Trustees in office, even if the remaining Trustees do not constitute a quorum, and any Trustee elected to fill a vacancy shall serve for the remainder of the full term of the trusteeship in which such vacancy occurred.  ~~Notwithstanding the foregoing sentence, Independent Trustees shall nominate replacements for vacancies among the Independent Trustees’ positions.~~

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Section 8.3           ~~Experience. Each Trustee, other than Independent Trustees, shall have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Trust. At least one of the Independent Trustees shall have three years of relevant real estate experience.~~

~~Section 8.4           Committees. The Board may establish such committees as it deems appropriate, in its discretion, provided that the majority of the members of each committee are Independent Trustees.~~

~~Section 8.5           Term. Except as may otherwise be provided in the terms of any Preferred Shares issued by the Trust, each Trustee shall hold office for one year, until the next annual meeting of Shareholders and until his or her successor is duly elected and qualifies. Trustees may be elected to an unlimited number of successive terms.~~

~~Section 8.6           Fiduciary Obligations. The Trustees serve in a fiduciary capacity to the Trust and have a fiduciary duty to the Shareholders, including, with respect to the Trustees, a specific fiduciary duty to supervise the relationship of the Trust with the Advisor. Section 8.7~~           Determinations by Board. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Trustees ~~consistent with the Declaration of Trust~~, shall be final and conclusive and shall be binding upon the Trust and every holder of Shares: the amount of the ~~Net Income~~net income of the Trust for any period and the amount of assets at any time legally available for the payment of dividends, redemption of Shares or the payment of other Distributions on Shares; the amount of paid-in surplus, ~~Net Assets~~net assets, other surplus, annual or other cash flow, funds from operations, net profit, ~~Net Assets~~net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation ~~of~~or resolution of any ambiguity with respect to any provision of the Declaration of Trust (including the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other Distributions, qualifications or terms or conditions of redemption of any class or series of Shares) or the Bylaws; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any ~~Asset~~asset owned or held by the Trust or of any Shares (including fractional Shares); the number of Shares of any class of the Trust; any matter relating to the acquisition, holding and disposition of any ~~Assets~~assets by the Trust; any ~~conflict between the MRL and the provisions set forth in the NASAA REIT Guidelines~~interpretation of the terms and conditions of one or more agreements with any Person; or any other matter relating to the business and affairs of the Trust or required or permitted by applicable law, the Declaration of Trust or Bylaws or otherwise to be determined by the Board of Trustees; provided, however, that any determination by the Board of Trustees as to any of the preceding matters shall not render invalid or improper any action taken or omitted prior to such determination and no Trustee shall be liable for making or failing to make such a determination~~; and provided, further, that to the extent the Board determines that the MRL conflicts with the provisions set forth in the NASAA REIT Guidelines, the NASAA REIT Guidelines control to the extent any provisions of the MRL are not mandatory~~.

Section ~~8.8~~8.4         Resignation, Removal or Death. Any Trustee may resign by ~~written~~delivering notice to the Board, effective upon ~~execution and delivery to~~receipt by the ~~Trust~~Board of such ~~written~~ notice or upon any future date specified in the notice. Subject to the rights of holders of one or more classes or series of Preferred Shares to elect or remove one or more Trustees, any Trustee, or the entire Board of Trustees, may be removed from office at any time at a meeting of Shareholders called for that purpose, but only for cause and by the affirmative vote of the holders of not less than a majority of the Shares then outstanding and entitled to vote generally in the election of Trustees. ~~The notice of such meeting shall indicate that the purpose, or one of the purposes, of the meeting is to determine if a Trustee should be removed~~For the purpose of this paragraph, “cause” shall mean, with respect to any particular Trustee, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such Trustee caused demonstrable, material harm to the Trust through bad faith or active and deliberate dishonesty.

Section ~~8.9           Board Action with Respect to Certain Matters. A majority of the Independent Trustees must approve any Board action to which the following sections of the NASAA~~8.5           REIT Qualification. If the Trust elects to qualify for federal income tax treatment as a REIT, the Board of Trustees shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Trust as a REIT ~~Guidelines apply: II.A., II.C., II.F., II.G., IV.A., IV.B., IV.C., IV.D., IV.E., IV.F., IV.G., V.E., V.H., V.J., VI.A., VI.B.4, and VI.G.~~ .

ARTICLE IX

ADVISOR

~~Section 9.1           Appointment and Initial Investment of Advisor. The Board is responsible for setting the general policies of the Trust and for the general supervision of its business conducted by officers, agents, employees, advisors or independent contractors of the Trust. However, the Board is not required personally to conduct the business of the Trust, and it may (but need not) appoint, employ or contract with any Person (including a Person Affiliated with any Trustee) as an Advisor and may grant or delegate such authority to the Advisor as the Board may, in its sole discretion, deem necessary or desirable. The term of retention of any Advisor shall not exceed one year, although there is no limit to the number of times that a particular Advisor may be retained. The Sponsor or its Affiliate has made an initial investment of $200,000 in the Trust. The Sponsor or such Affiliate may not sell this initial investment while the Sponsor remains a Sponsor but may transfer the initial investment to other Affiliates.~~

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~~Section 9.2           Supervision of Advisor. The Board shall review and evaluate the qualifications of the Advisor before entering into, and shall evaluate the performance of the Advisor before renewing, an Advisory Agreement, and the criteria used in such evaluation shall be reflected in the minutes of the meetings of the Board. The Board may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Trust, to act as agent for the Trust, to execute documents on behalf of the Trust and to make executive decisions that conform to general policies and principles established by the Board. The Board shall monitor the Advisor to assure that the administrative procedures, operations and programs of the Trust are in the best interests of the Shareholders and are fulfilled. The Independent Trustees are responsible for reviewing the fees and expenses of the Trust at least annually or with sufficient frequency to determine that the expenses incurred are reasonable in light of the investment performance of the Trust, its Net Assets, its Net Income and the fees and expenses of other comparable unaffiliated REITs. Each such determination shall be reflected in the minutes of the meetings of the Board. The Independent Trustees also will be responsible for reviewing, from time to time and at least annually, the performance of the Advisor and determining that compensation to be paid to the Advisor is reasonable in relation to the nature and quality of services performed and that such compensation is within the limits prescribed by the Declaration of Trust. The Independent Trustees shall also supervise the performance of the Advisor and the compensation paid to the Advisor by the Trust in order to determine that the provisions of the Advisory Agreement are being carried out. Specifically, the Independent Trustees will consider factors such as (a) the amount of the fee paid to the Advisor in relation to the size, composition and performance of the Assets, (b) the success of the Advisor in generating opportunities that meet the investment objectives of the Trust, (c) rates charged to other REITs and to investors other than REITs by advisors performing the same or similar services, (d) additional revenues realized by the Advisor and its Affiliates through their relationship with the Trust, including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Trust or by others with whom the Trust does business, (e) the quality and extent of service and advice furnished by the Advisor, (f) the performance of the Assets, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations, and (g) the quality of the Assets relative to the investments generated by the Advisor for its own account. The Independent Trustees may also consider all other factors that it deems relevant, and the findings of the Independent Trustees on each of the factors considered shall be recorded in the minutes of the Board. The Board shall determine whether any successor Advisor possesses sufficient qualifications to perform the advisory function for the Trust and whether the compensation provided for in its contract with the Trust is justified.~~

~~Section 9.3           Fiduciary Obligations. The Advisor shall have a fiduciary responsibility and duty to the Trust and to the Shareholders.~~

~~Section 9.4           Affiliation and Functions. The Board, by resolution or in the Bylaws, may provide guidelines, provisions or requirements concerning the affiliation and functions of the Advisor.~~

~~Section 9.5           Termination. Either a majority of the Independent Trustees or the Advisor may terminate the Advisory Agreement on 60 days’ written notice without cause or penalty, and, in such event, the Advisor will cooperate with the Trust and the Board in making an orderly transition of the advisory function.~~

~~Section 9.6           Disposition Fee on Sale of Property or Secured Loans. Unless otherwise provided in any resolution adopted by the Board of Trustees, the Trust may pay the Advisor a commission upon Sale of one or more Properties in an amount equal to the lesser of (a) one-half of the Competitive Real Estate Commission or (b) three percent of the sales price of such Property or Properties. Payment of such fee may be made only if the Advisor provides a substantial amount of services in connection with the Sale of a Property or Properties, as determined by a majority of the Independent Trustees. In addition, the amount paid when added to all other real estate or loan brokerage commissions paid to unaffiliated parties in connection with such Sale shall not exceed the lesser of the Competitive Real Estate Commission or an amount equal to six percent of the sales price of such Property or Properties.~~

~~Section 9.7           Incentive Fees. Unless otherwise provided in any resolution adopted by the Board of Trustees, the Trust may pay the Advisor an interest in the gain from the Sale of Assets, for which full consideration is not paid in cash or property of equivalent value, provided the amount or percentage of such interest is reasonable. Such an interest in gain from the Sale of Assets shall be considered presumptively reasonable if it does not exceed 15% of the balance of such net proceeds remaining after payment to holders of Common Shares, in the aggregate, of an amount equal to 100% of the Invested Capital, plus an amount equal to six percent of the Invested Capital per annum cumulative. In the case of multiple Advisors, such Advisor and any of their Affiliates shall be allowed such fees provided such fees are distributed by a proportional method reasonably designed to reflect the value added to the Assets by each respective Advisor or any Affiliate.~~

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~~Section 9.8           Organization and Offering Expenses Limitation. Unless otherwise provided in any resolution adopted by the Board of Trustees, the Trust shall reimburse the Advisor and its Affiliates for Organization and Offering Expenses incurred by the Advisor or its Affiliates; provided, however, that the total amount of all Organization and Offering Expenses shall be reasonable and shall in no event exceed 15% of the Gross Proceeds of each Offering.~~

~~Section 9.9           Acquisition Fees. Unless otherwise provided in any resolution adopted by the Board of Trustees, the Trust may pay the Advisor and its Affiliates fees for the review and evaluation of potential investments in Assets; provided, however, that the total of all Acquisition Fees and Acquisition Expenses shall be reasonable, and shall not exceed an amount equal to six percent of the Contract Purchase Price, or, in the case of a Secured Loan, six percent of the funds advanced; provided, however, that a majority of the Trustees (including a majority of the Independent Trustees) not otherwise interested in the transaction may approve fees and expenses in excess of this limit if they determine the transaction to be commercially competitive, fair and reasonable to the Trust. Section 9.10~~         Reimbursement for Total Operating Expenses~~. Unless otherwise provided in any resolution adopted by the Board of Trustees, the Trust may reimburse the Advisor, at the end of each fiscal quarter, for Total Operating Expenses incurred by the Advisor; provided, however that the Trust shall not reimburse the Advisor at the end of any fiscal quarter for Total Operating Expenses that, in the four consecutive fiscal quarters then ended, exceed the greater of two percent of Average Invested Assets or 25% of Net Income (the “2%/25% Guidelines”) for such year. The Independent Trustees shall have the responsibility of limiting Total Operating Expenses to amounts that do not exceed the 2%/25% Guidelines unless they have made a finding that, based on such unusual and non-recurring factors that they deem sufficient, a higher level of expenses (an “Excess Amount”) is justified. Within 60 days after the end of any fiscal quarter of the Trust for which there is an Excess Amount which the Independent Trustees conclude was justified and reimbursable to the Advisor, there shall be sent to the holders of Common Shares a written disclosure of such fact, together with an explanation of the factors the Independent Trustees considered in determining that such Excess Amount was justified. Any such finding and the reasons in support thereof shall be reflected in the minutes of the meetings of the Board. In the event that the Independent Trustees do not determine that excess expenses are justified, the Advisor shall reimburse the Trust the amount by which the expenses exceeded the 2%/25% Guidelines.~~ Subject to such conditions, if any, as may be required by any applicable statute, rule or regulation, the Board of Trustees may authorize the execution and performance by the Trust of one or more agreements with any Person whereby, subject to the supervision and control of the Board of Trustees, any such Person shall render or make available to the Trust managerial, investment, advisory and/or related services, office space and other services and facilities (including, if deemed advisable by the Board of Trustees, the management or supervision of the investments of the Trust) upon such terms and conditions as may be provided in such agreement or agreements (including, if deemed fair and equitable by the Board of Trustees, the compensation payable thereunder by the Trust).

~~Section 9.11         Reimbursement Limitation. The Trust shall not reimburse the Advisor or its Affiliates for services for which the Advisor or its Affiliates are entitled to compensation in the form of a separate fee.~~

ARTICLE X

~~INVESTMENT OBJECTIVES AND LIMITATIONS~~

SHAREHOLDERS

Section 10.1         ~~Review of Objectives. The Independent Trustees shall review the investment policies of the Trust with sufficient frequency (and, upon Commencement of the Initial Public Offering, not less often than annually) to determine that the policies being followed by the Trust are in the best interests of its Shareholders. Each such determination and the basis therefor shall be set forth in the minutes of the meetings of the Board.~~

~~Section 10.2         Certain Permitted Investments. Until such time as the Common Shares are Listed, the following provisions shall apply:~~

~~(a)          The Trust may invest in Assets.~~

~~(b)          The Trust may invest in Joint Ventures with the Sponsor, Advisor, one or more Trustees or any Affiliate, only if a majority of Trustees (including a majority of Independent Trustees) not otherwise interested in the transaction, approve such investment as being fair and reasonable to the Trust and on substantially the same terms and conditions as those received by the other joint venturers.~~

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~~(c)          Subject to any limitations in Section 10.3, the Trust may invest in equity securities only if a majority of Trustees (including a majority of Independent Trustees) not otherwise interested in the transaction approve such investment as being fair, competitive and commercially reasonable.~~

~~Section 10.3         Investment Limitations. Until such time as the Common Shares are Listed, the following investment limitations shall apply. In addition to other investment restrictions imposed by the Board from time to time, consistent with the Trust’s objective of qualifying as a REIT, the following shall apply to the Trust’s investments:~~

~~(a)          Not more than ten percent of the Trust’s total assets shall be invested in Unimproved Real Property or Secured Loans on Unimproved Real Property.~~

~~(b)          The Trust shall not invest in commodities or commodity future contracts. This limitation is not intended to apply to futures contracts, when used solely for hedging purposes in connection with the Trust’s ordinary business of investing in real estate assets and Secured Loans.~~

~~(c)          The Trust shall not invest in or make any Secured Loan unless an appraisal is obtained concerning the underlying property except for those loans insured or guaranteed by a government or government agency. In cases in which a majority of Independent Trustees so determine, and in all cases in which the transaction is with the Advisor, Sponsor, Trustees, or any Affiliates thereof, such appraisal of the underlying property must be obtained from an Independent Appraiser. Such appraisal shall be maintained in the Trust’s records for at least five years and shall be available for inspection and duplication by any holder of Common Shares for a reasonable charge. In addition to the appraisal, a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the secured position or condition of the title must be obtained.~~

~~(d)          The Trust shall not make or invest in any Secured Loan, including a construction loan, on any one property if the aggregate amount of all secured loans outstanding on the property, including the loans of the Trust, would exceed an amount equal to 85% of the appraised value of the property as determined by appraisal unless substantial justification exists because of the presence of other underwriting criteria. For purposes of this subsection, the “aggregate amount of all secured loans outstanding on the property, including the loans of the Trust” shall include all interest (excluding contingent participation in income and/or appreciation in value of the secured property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds five percent per annum of the principal balance of the loan.~~

~~(e)          The Trust shall not invest in indebtedness secured by a lien on Real Property which is subordinate to the lien or other indebtedness of the Advisor, any Trustee, the Sponsor or any Affiliate of the Trust.~~

~~(f)          The Trust shall not issue (i) equity Securities redeemable solely at the option of the holder (except that Shareholders may offer their Common Shares to the Trust pursuant to any repurchase plan adopted by the Board on terms outlined in the Prospectus relating to any Offering, as such plan is thereafter amended in accordance with its terms); (ii) debt Securities unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known changes is sufficient to properly service that higher level of debt, as determined by the Board of Trustees or a duly authorized officer of the Trust; (iii) equity Securities on a deferred payment basis or under similar arrangements; or (iv) options or warrants to the Advisor, Trustees, Sponsor or any Affiliate thereof except on the same terms as such options or warrants are sold to the general public. Options or warrants may be issued to persons other than the Advisor, Trustees, Sponsor or any Affiliate thereof, but not at exercise prices less than the fair market value of the underlying Securities on the date of grant and not for consideration (which may include services) that in the judgment of the Independent Trustees has a market value less than the value of such option or warrant on the date of grant. Options or warrants issuable to the Advisor, Trustees, Sponsor or any Affiliate thereof shall not exceed ten percent of the outstanding Shares on the date of grant. The voting rights per Share (other than any publicly held Share) sold in a private offering shall not exceed the voting rights which bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Trust for each privately offered Share bears to the book value of each outstanding publicly held Share.~~

~~(g)          A majority of the Trustees shall authorize the consideration to be paid for each Asset, ordinarily based on the fair market value of the Asset. If a majority of the Independent Trustees determine, or if the Asset is acquired from the Advisor, a Trustee, the Sponsor or their Affiliates, such fair market value shall be determined by a qualified Independent Appraiser selected by such Independent Trustees.~~

~~(h)          The aggregate Leverage shall be reasonable in relation to the Net Assets and shall be reviewed by the Board at least quarterly. The maximum amount of such Leverage in relation to Net Assets shall not exceed 300%. Notwithstanding the foregoing, Leverage may exceed such limit if any excess in borrowing over such level is approved by a majority of the Independent Trustees. Any such excess borrowing shall be disclosed to Shareholders in the next quarterly report of the Trust following such borrowing, along with justification for such excess.~~

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~~(i)          The Trust will continually review its investment activity to attempt to ensure that it is not classified as an “investment company” under the Investment Company Act of 1940, as amended.~~

~~(j)          The Trust will not make any investment that the Trust believes will be inconsistent with its objectives of qualifying and remaining qualified as a REIT unless and until the Board determines, in its sole discretion, that REIT qualification is not in the best interests of the Trust.~~

~~(k)          The Trust shall not invest in real estate contracts of sale unless such contracts of sale are in recordable form and appropriately recorded in the chain of title.~~

~~ARTICLE XI~~

~~CONFLICTS OF INTEREST~~

~~Section 11.1         Sales and Leases to Trust. The Trust may purchase or lease an Asset or Assets from the Sponsor, the Advisor, a Trustee or any Affiliate thereof upon a finding by a majority of Trustees (including a majority of Independent Trustees) not otherwise interested in the transaction that such transaction is fair and reasonable to the Trust and at a price to the Trust no greater than the cost of the Asset to such Sponsor, Advisor, Trustee or Affiliate, or, if the price to the Trust is in excess of such cost, that substantial justification for such excess exists and such excess is reasonable. In no event shall the purchase price paid by the Trust for any such Asset exceed the Asset’s current appraised value.~~

~~Section 11.2         Sales and Leases to the Sponsor, Advisor, Trustees or Affiliates. An Advisor, Sponsor, Trustee or Affiliate thereof may purchase or lease Assets from the Trust if a majority of Trustees (including a majority of Independent Trustees) not otherwise interested in the transaction determine that the transaction is fair and reasonable to the Trust.~~

~~Section 11.3         Other Transactions.~~

~~(a)          The Trust shall not make loans to the Sponsor, the Advisor, a Trustee or any Affiliates thereof except Secured Loans pursuant to Section 10.3(c) hereof or loans to wholly owned subsidiaries of the Trust. The Trust may not borrow money from the Sponsor, the Advisor, a Trustee or any Affiliates thereof, unless approved by a majority of the Trustees (including a majority of the Independent Trustees) not otherwise interested in such transaction as fair, competitive, and commercially reasonable, and no less favorable to the Trust than comparable loans between unaffiliated parties under the same circumstances.~~

~~(b)          The Trust shall not engage in any other transaction with the Sponsor, the Advisor, a Trustee or any Affiliates thereof unless a majority of the Trustees (including a majority of the Independent Trustees) not otherwise interested in such transaction approve such transaction as fair and reasonable to the Trust and on terms and conditions not less favorable to the Trust than those available from unaffiliated third parties.~~

~~ARTICLE XII~~

~~SHAREHOLDERS Section 12.1~~         Meetings. There shall be an annual meeting of the Shareholders, to be held on ~~such date and~~proper notice at such time ~~and place~~(after the delivery of the annual report) and convenient location as shall be determined by or in the manner prescribed in the Bylaws, ~~at which~~for the election of the Trustees ~~shall be elected and~~, if required, and for the transaction of any other ~~proper business may be conducted; provided that such annual meeting will be held upon reasonable notice and within a reasonable period (not less than 30 days) following delivery of the annual report. The holders of a majority of Shares entitled to vote who are present in person or by proxy at an annual meeting at which a quorum is present, may, without the necessity for concurrence by the Board, vote to elect the Trustees. A quorum shall be the presence in person or by proxy of Shareholders entitled to cast at least 50% of all the votes entitled to be cast at such meeting on any matter. Special~~business within the powers of the Trust. Except as otherwise provided in the Declaration of Trust, special meetings of Shareholders may be called in the manner provided in the Bylaws~~, including by the president or the chairman of the board or by a majority of the Trustees or a majority of the Independent Trustees, and shall be called by the secretary of the Trust upon the written request of the holders of shares entitled to cast not less than ten percent of all the votes entitled to be cast at such meeting. Notice of any special meeting of Shareholders shall be given as provided in the Bylaws, and the special meeting shall be held not less than 15 days nor more than 60 days after the delivery of such notice. If the meeting is called by written request of Shareholders as described in this Section 12.1, notice of the special meeting shall be sent to all Shareholders within ten days of the receipt of the written request and the special meeting shall be held at the time and place specified in the Shareholder request; provided, however, that if none is so specified, at such time and place convenient to the Shareholders~~. If there are no Trustees, the officers of the Trust shall promptly call a special meeting of the Shareholders entitled to vote for the election of successor Trustees. Any meeting may be adjourned and reconvened as the Board may determine or as ~~otherwise~~ provided in the Bylaws.

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Section ~~12.2~~10.2         Voting Rights of Shareholders. Subject to the provisions of any class or series of Shares then outstanding ~~and the mandatory provisions of any applicable laws or regulations~~, the Shareholders shall be entitled to vote only on the following matters: (a) election or removal of Trustees, ~~without the necessity for concurrence by the Board,~~ as provided in Sections ~~12.1, 8.5~~10.1, 8.2 and ~~8.8~~8.4 hereof; (b) amendment of the Declaration of Trust, subject to Section 12.2 and as provided in Article ~~XIV~~XII hereof; (c) termination of the Trust, as provided in Section ~~16.2~~14.2 hereof; (d) merger or consolidation of the Trust, or the sale or other disposition of all or substantially all of the Trust’s assets~~,~~ as provided in Article ~~XV~~XIII hereof; and (e) such other matters with respect to which the Board of Trustees has adopted a resolution declaring that a proposed action is advisable and directing that the matter be submitted to the Shareholders for approval or ratification. Except with respect to the foregoing matters, no action taken by the Shareholders at any meeting shall in any way bind the Board. ~~Without the approval of a majority of the Shares entitled to vote on the matter, the Board may not (i) amend the Declaration of Trust to materially and adversely affect the rights, preferences and privileges of the Shareholders; (ii) amend provisions of the Declaration of Trust relating to Trustee qualifications, fiduciary duties, liability and indemnification, conflicts of interest, investment policies or investment restrictions; (iii) liquidate or terminate the Trust other than before the initial investment in Property or Secured Loans; (iv) sell all or substantially all of the Trust’s assets other than in the ordinary course of business or as otherwise permitted by law; or (v) cause the merger or reorganization of the Trust except as permitted by law.~~

Section ~~12.3         Voting Limitations on Shares Held by the Advisor, Trustees and Affiliates. With respect to Shares owned by the Advisor, any Trustee, or any of their Affiliates, neither the Advisor, nor such Trustee, nor any of their Affiliates may vote or consent on matters submitted to the Shareholders regarding the removal of the Advisor, such Trustee or any of their Affiliates or any transaction between the Trust and any of them. In determining the requisite percentage in interest of Shares necessary to approve a matter on which the Advisor, such Trustee and any of their Affiliates may not vote or consent, any Shares owned by any of them shall not be included. Section 12.4~~10.3         Preemptive and Appraisal Rights. Except as may be provided by the Board of Trustees in setting the terms of classified or reclassified Shares pursuant to Section 6.4, or as may otherwise be provided by contract approved by the Board of Trustees, no holder of Shares shall, as such holder, have any preemptive right to purchase or subscribe for any additional Shares or any other Security which the Trust may issue or sell. Holders of Shares shall not be entitled to exercise any rights of an objecting shareholder provided for under the MRL and Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board of Trustees, upon the affirmative vote of a majority of the Board of Trustees, shall determine that such rights apply, with respect to all or any classes or series of Shares, to one or more transactions occurring after the date of such determination in connection with which holders of such Shares would otherwise be entitled to exercise such rights.

Section ~~12.5~~10.4         Extraordinary Actions. Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of Shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Trustees and taken or approved by the affirmative vote of holders of Shares entitled to cast a majority of all the votes entitled to be cast on the matter.

Section ~~12.6~~10.5         Action by Shareholders Without a Meeting. The Bylaws may provide that any action required or permitted to be taken by the Shareholders may be taken without a meeting by a consent in writing or by electronic transmission of the Shareholders entitled to cast a sufficient number of votes to approve the matter as required by statute, the Declaration of Trust or the Bylaws, as the case may be.

~~Section 12.7         Right of Inspection. Any Shareholder and any designated representative thereof shall be permitted access to all records of the Trust at all reasonable times, and may inspect and copy any of them for a reasonable charge. Inspection of the Trust’s books and records by the office or agency administering the securities laws of a jurisdiction shall be provided upon reasonable notice and during normal business hours.~~

~~Section 12.8         Access to Shareholder List. An alphabetical list of the names, addresses and telephone numbers of the Shareholders, along with the number of Shares held by each of them (the “Shareholder List”), shall be maintained as part of the books and records of the Trust and shall be available for inspection by any Shareholder or the Shareholder’s designated agent at the home office of the Trust upon the request of the Shareholder. The Shareholder List shall be updated at least quarterly to reflect changes in the information contained therein. A copy of the Shareholder List shall be mailed to any Shareholder so requesting within ten days of receipt by the Trust of the request. The copy of the Shareholder List shall be printed in alphabetical order, on white paper, and in a readily readable type size (in no event smaller than ten-point type). The Trust may impose a reasonable charge for expenses incurred in reproduction pursuant to the Shareholder request. The purposes for which a Shareholder may request a copy of the Shareholder List include, without limitation, matters relating to Shareholders’ voting rights and the exercise of Shareholder rights under federal proxy laws.~~

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~~If the Advisor or the Board neglects or refuses to exhibit, produce or mail a copy of the Shareholder List as requested, the Advisor and/or the Board, as the case may be, shall be liable to any Shareholder requesting the Shareholder List for the costs, including reasonable attorneys’ fees, incurred by that Shareholder for compelling the production of the Shareholder List, and for actual damages suffered by any Shareholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Shareholder List is to secure the Shareholder List or other information for the purpose of selling the Shareholder List or copies thereof, or of using the same for a commercial purpose other than in the interest of the applicant as a Shareholder relative to the affairs of the Trust. The Trust may require the Shareholder requesting the Shareholder List to represent that the Shareholder List is not requested for a commercial purpose unrelated to the Shareholder’s interest in the Trust. The remedies provided hereunder to Shareholders requesting copies of the Shareholder List are in addition to, and shall not in any way limit, other remedies available to Shareholders under federal law, or the laws of any state.~~

~~Section 12.9         Reports. The Trustees, including the Independent Trustees, shall take reasonable steps to insure that the Trust shall cause to be prepared and mailed or delivered to each Shareholder as of a record date after the end of the fiscal year and each holder of other publicly held Securities within 120 days after the end of the fiscal year to which it relates an annual report for each fiscal year ending after the Commencement of the Initial Public Offering that shall include: (a) financial statements prepared in accordance with generally accepted accounting principles which are audited and reported on by independent certified public accountants; (b) the ratio of the costs of raising capital during the period to the capital raised; (c) the aggregate amount of advisory fees and the aggregate amount of other fees paid to the Advisor and any Affiliate of the Advisor by the Trust and including fees or charges paid to the Advisor and any Affiliate of the Advisor by third parties doing business with the Trust; (d) the Total Operating Expenses of the Trust, stated as a percentage of Average Invested Assets and as a percentage of its Net Income; (e) a report from the Independent Trustees that the policies being followed by the Trust are in the best interests of its Shareholders and the basis for such determination; and (f) separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Trust, Trustees, Advisors, Sponsors and any Affiliate thereof occurring in the year for which the annual report is made, and the Independent Trustees shall be specifically charged with a duty to examine and comment in the report on the fairness of such transactions.~~

~~Section 12.10         Tender Offers. If any Person makes a tender offer, including, without limitation, a “mini-tender” offer, such Person must comply with all of the provisions set forth in Regulation 14D of the Exchange Act, including, without limitation, disclosure and notice requirements, that would be applicable if the tender offer was for more than five percent of the outstanding Shares; provided, however, that such documents are not required to be filed with the Securities and Exchange Commission. In addition, any such Person must provide notice to the Trust at least ten business days prior to initiating any such tender offer. If any Person initiates a tender offer without complying with the provisions set forth above (a “Non-Compliant Tender Offer”), the Trust, in its sole discretion, shall have the right to redeem such non-compliant Person’s Shares and any Shares acquired in such tender offer (collectively, the “Tendered Shares”) at the lesser of (a) the price then being paid per Common Share purchased in the Trust’s latest Offering at full purchase price (not discounted for commission reductions or for reductions in sale price permitted pursuant to the Reinvestment Plan), (b) the fair market value of the Shares as determined by an independent valuation obtained by the Trust or (c) the lowest tender offer price offered in such Non-Compliant Tender Offer. The Trust may purchase such Tendered Shares upon delivery of the purchase price to the Person initiating such Non-Compliant Tender Offer and, upon such delivery, the Trust may instruct any transfer agent to transfer such purchased Shares to the Trust. In addition, any Person who makes a Non-Compliant Tender Offer shall be responsible for all expenses incurred by the Trust in connection with the enforcement of the provisions of this Section 12.10, including, without limitation, expenses incurred in connection with the review of all documents related to such tender offer and expenses incurred in connection with any purchase of Tendered Shares by the Trust. The Trust maintains the right to offset any such expenses against the dollar amount to be paid by the Trust for the purchase of Tendered Shares pursuant to this Section 12.10. In addition to the remedies provided herein, the Trust may seek injunctive relief, including, without limitation, a temporary or permanent restraining order, in connection with any Non-Compliant Tender Offer. This Section 12.10 shall be of no force or effect with respect to any Shares that are then Listed.~~

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ARTICLE ~~XIII~~XI

LIABILITY LIMITATION AND INDEMNIFICATION

Section ~~13.1~~11.1         Limitation of Shareholder Liability. No Shareholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Trust by reason of his being a Shareholder, nor shall any Shareholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the ~~Assets~~assets or the affairs of the Trust by reason of his being a Shareholder.

Section ~~13.2~~11.2         Limitation of Trustee and Officer Liability.  ~~(a)          Subject to any limitations set forth under~~To the maximum extent that Maryland law ~~or in paragraph (b), no~~in effect from time to time permits limitation of the liability of trustees and officers of a real estate investment trust, no present or former Trustee or officer of the Trust shall be liable to the Trust or ~~its Shareholders~~to any shareholder for money damages. Neither the amendment nor repeal of this Section ~~13.2(a),~~11.2, nor the adoption or amendment of any other provision of the Declaration of Trust ~~or Bylaws~~ inconsistent with this Section ~~13.2(a),~~11.2, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

~~(b)          Notwithstanding anything to the contrary contained in paragraph (a) above, the Trust shall not provide that a Trustee, the Advisor or any Affiliate of the Advisor (the “Indemnitee”) be held harmless for any loss or liability suffered by the Trust, unless all of the following conditions are met:~~

~~(i)          The Indemnitee has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Trust.~~

~~(ii)         The Indemnitee was acting on behalf of or performing services for the Trust.~~

~~(iii)        Such liability or loss was not the result of (A) negligence or misconduct, in the case that the Indemnitee is a Trustee (other than an Independent Trustee), the Advisor or an Affiliate of the Advisor or (B) gross negligence or willful misconduct, in the case that the Indemnitee is an Independent Trustee.~~

~~(iv)        Such agreement to hold harmless is recoverable only out of Net Assets and not from the Shareholders.~~

Section ~~13.3~~11.3         Indemnification.  ~~(a)          Subject to any limitations set forth under~~To the maximum extent permitted by Maryland law ~~or in paragraph (b) or (c) below~~in effect from time to time, the Trust shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (~~i~~a) any individual who is a present or former Trustee or officer of the Trust and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity, (~~ii~~b) any individual who, while a Trustee or officer of the Trust and at the request of the Trust, serves or has served as a trustee, director, officer, member, manager or partner ~~or trustee~~ of another ~~corporation,~~ real estate investment trust, corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or any other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (~~iii~~c) the Advisor of any of its Affiliates acting as an agent of the Trust. The ~~Trust may~~rights to indemnification and advance of expenses provided by the Declaration of Trust to a Trustee or officer of the Trust shall vest immediately upon election of such Trustee or officer. The Trust shall have the power, with the approval of the Board of Trustees ~~or any duly authorized committee thereof~~, to provide such indemnification and ~~advance for~~advancement of expenses to a ~~Person~~person who served a predecessor of the Trust in any of the capacities described in (~~i~~a) or (~~ii~~b) above and to any employee or other agent of the Trust or a predecessor of the Trust. The ~~Board may take such action as is necessary to carry out this Section 13.3(a). No amendment of~~indemnification and payment or reimbursement of expenses provided in the Declaration of Trust ~~or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or~~shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise. Neither the amendment nor repeal of this Section 11.3, nor the adoption or amendment of any other provision of the Declaration of Trust inconsistent with this Section 11.3, shall apply to or affect in any respect the applicability of the preceding sentences with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

~~(b)          Notwithstanding anything to the contrary contained in paragraph (a) above, the Trust shall not provide for indemnification of an Indemnitee for any liability or loss suffered by such Indemnitee, unless all of the following conditions are met:~~

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~~(i)          The Indemnitee has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Trust.~~

~~(ii)         The Indemnitee was acting on behalf of or performing services for the Trust.~~

~~(iii)        Such liability or loss was not the result of (A) negligence or misconduct, in the case that the Indemnitee is a Trustee (other than an Independent Trustee), the Advisor or an Affiliate of the Advisor or (B) gross negligence or willful misconduct, in the case that the Indemnitee is an Independent Trustee.~~

~~(iv)        Such indemnification or agreement to hold harmless is recoverable only out of Net Assets and not from the Shareholders.~~

~~(c)          Notwithstanding anything to the contrary contained in paragraph (a) above, the Trust shall not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the Indemnitee, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which Securities were offered or sold as to indemnification for violations of securities laws.~~

Section ~~13.4         Payment of Expenses. The Trust may pay or reimburse reasonable legal expenses and other costs incurred by an Indemnitee in advance of final disposition of a proceeding only if all of the following are satisfied: (a) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Trust, (b) the Indemnitee provides the Trust with written affirmation of the Indemnitee’s good faith belief that the Indemnitee has met the standard of conduct necessary for indemnification by the Trust as authorized by Section 13.3 hereof, (c) the legal proceeding was initiated by a third party who is not a Shareholder or, if by a Shareholder of the Trust acting in his or her capacity as such, a court of competent jurisdiction approves such advancement, and (d) the Indemnitee provides the Trust with a written agreement to repay the amount paid or reimbursed by the Trust, together with the applicable legal rate of interest thereon, if it is ultimately determined that the Indemnitee did not comply with the requisite standard of conduct and is not entitled to indemnification. Section 13.5~~11.4         Express Exculpatory Clauses in Instruments. Neither the Shareholders nor the Trustees, officers, employees or agents of the Trust shall be liable under any written instrument creating an obligation of the Trust by reason of their being Shareholders, Trustees, officers, employees or agents of the Trust, and all Persons shall look solely to the Trust’s assets for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Shareholder, Trustee, officer, employee or agent liable thereunder to any third party, nor shall the Trustees or any officer, employee or agent of the Trust be liable to anyone as a result of such omission.

ARTICLE ~~XIV~~XII

AMENDMENTS

Section ~~14.1~~12.1         General. The Trust reserves the right from time to time to make any amendment to the Declaration of Trust, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Declaration of Trust, of any Shares. All rights and powers conferred by the Declaration of Trust on Shareholders, Trustees and officers are granted subject to this reservation. An amendment to the Declaration of Trust (a) shall be signed and acknowledged by an officer duly authorized by at least a majority of the Trustees, (b) shall be filed for record as provided in Section ~~17.5~~15.5 and (c) shall become effective as of the later of the time the SDAT accepts the amendment for record or the time established in the amendment, not to exceed 30 days after the amendment is accepted for record. All references to the Declaration of Trust shall include all amendments thereto.

Section ~~14.2~~12.2         By Trustees. The Trustees may amend the Declaration of Trust from time to time, in the manner provided by the MRL, without any action by the Shareholders, (a) to qualify as a REIT under the Code or a real estate investment trust under the MRL, (b) in any respect in which the charter of a corporation may be amended in accordance with Section 2-605 of the MGCL and (c) as otherwise provided in the Declaration of Trust.

Section ~~14.3~~12.3         By Shareholders. Except ~~for those amendments permitted to be made without Shareholder approval under Maryland law or by specific provision in the Declaration of Trust,~~as provided in Section 12.2, any amendment to the Declaration of Trust shall be valid only if approved by the affirmative vote of the Shareholders entitled to cast a majority of all votes entitled to be cast on the matter~~, including without limitation, (a) any amendment which would adversely affect the rights, preferences and privileges of the Shareholders and (b) any amendment to Sections 8.3, 8.6 and 8.8 of Article VIII, Article XI, Article XIII, Article XV and Article XVI hereof and this Section 14.3 (or any other amendment of the Declaration of Trust that would have the effect of amending such sections)~~.

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ARTICLE ~~XV~~XIII

MERGER, CONSOLIDATION OR SALE OF TRUST ASSETS

Subject to the provisions of any class or series of Shares at the time outstanding, the Trust may (a) merge the Trust into another entity, (b) consolidate the Trust with one or more other entities into a new entity or (c) sell, lease, exchange or otherwise transfer all or substantially all of the assets of the Trust. Any such action must be declared advisable by the Board of Trustees and, after notice to all Shareholders entitled to vote on the matter, by the affirmative vote of a majority of all the votes entitled to be cast on the matter except where approval of the Shareholders would not be required if the Trust were a Maryland corporation.

~~In connection with any proposed Roll-Up Transaction, an appraisal of all of the Trust’s assets shall be obtained from a competent Independent Appraiser. If the appraisal would be included in a prospectus used to offer the securities of a Roll-Up Entity, the appraisal shall be filed with the Securities and Exchange Commission and the states as an exhibit to the registration statement for the offering. Accordingly, an issuer using the appraisal shall be subject to liability for violation of Section 11 of the Securities Act and comparable provisions under state laws for any material misrepresentations or material omissions in the appraisal. The Trust’s assets shall be appraised on a consistent basis, and the appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the assets as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The appraisal shall assume an orderly liquidation of the assets over a twelve-month period. The terms of the engagement of the Independent Appraiser shall clearly state that the engagement is for the benefit of the Trust and the Shareholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to Shareholders in connection with a proposed Roll-Up Transaction. In connection with a proposed Roll-Up Transaction, the Person sponsoring the Roll-Up Transaction shall offer to holders of Common Shares who vote against the proposed Roll-Up Transaction the choice of:~~

~~(a)          accepting the securities of a Roll-Up Entity offered in the proposed Roll-Up Transaction; or~~

~~(b)          one of the following:~~

~~(i)          remaining as Shareholders and preserving their interests therein on the same terms and conditions as existed previously; or~~

~~(ii)         receiving cash in an amount equal to the Shareholder’s pro rata share of the appraised value of the Net Assets.~~

~~The Trust is prohibited from participating in any proposed Roll-Up Transaction:~~

~~(a)          that would result in the holders of Common Shares having democracy rights in a Roll-Up Entity that are less than the rights provided for in Sections 8.8, 12.1, 12.2, 12.3, 13.1 and 14.3 hereof;~~

~~(b)          that includes provisions that would operate as a material impediment to, or frustration of, the accumulation of Shares by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity), or which would limit the ability of an investor to exercise the voting rights of its securities of the Roll-Up Entity on the basis of the number of Shares held by that investor;~~

~~(c)          in which investor’s rights to access of records of the Roll-Up Entity will be less than those described in Sections 12.7 and 12.8 hereof; or~~

~~(d)          in which any of the costs of the Roll-Up Transaction would be borne by the Trust if the Roll-Up Transaction is rejected by the holders of Common Shares.~~

ARTICLE ~~XVI~~XIV

DURATION AND TERMINATION OF THE TRUST

Section ~~16.1~~14.1         Duration. The Trust shall continue perpetually unless terminated pursuant to Section ~~16.2~~14.2 or any applicable provision of the MRL.

Section ~~16.2~~14.2         Termination.

(a)          Subject to the provisions of any class or series of Shares at the time outstanding, after approval by a majority of the entire Board of Trustees, the Trust may be terminated ~~at any meeting of Shareholders,~~ by the affirmative vote of the Shareholders entitled to cast a majority of all the votes entitled to be cast on the matter. Upon the termination of the Trust:

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(i)          The Trust shall carry on no business except for the purpose of winding up its affairs.

(ii)         The Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under the Declaration of Trust shall continue, including the powers to fulfill or discharge the Trust’s contracts, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining property of the Trust to one or more Persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities and do all other acts appropriate to liquidate its business. The Trustees may appoint any officer of the Trust or any other Person to supervise the winding up of the affairs of the Trust and delegate to such officer or such Person any or all powers of the Trustees in this regard.

(iii)        After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and agreements as they deem necessary for their protection, the Trust may distribute the remaining property of the Trust among the Shareholders so that after payment in full or the setting apart for payment of such preferential amounts, if any, to which the holders of any Shares at the time outstanding shall be entitled, the remaining property of the Trust shall, subject to any participating or similar rights of Shares at the time outstanding, be distributed ratably among the holders of Common Shares at the time outstanding.

(b)          After termination of the Trust, the liquidation of its business and the distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and file with the Trust’s records a document certifying that the Trust has been duly terminated, and the Trustees shall be discharged from all liabilities and duties hereunder, and the rights and interests of all Shareholders shall cease.

ARTICLE ~~XVII~~XV

MISCELLANEOUS

Section ~~17.1~~15.1   Governing Law. The Declaration of Trust is executed and delivered in the State of Maryland with reference to the laws thereof, and the rights of all parties and the validity, construction and effect of every provision hereof shall be subject to and construed according to the laws of the State of Maryland without regard to conflicts of laws provisions thereof.

Section ~~17.2~~15.2   Reliance by Third Parties. Any certificate shall be final and conclusive as to any persons dealing with the Trust if executed by an individual who, according to the records of the Trust or of any recording office in which the Declaration of Trust may be recorded, appears to be the secretary or an assistant secretary of the Trust or a Trustee, and if certifying to: (a) the number or identity of Trustees, officers of the Trust or Shareholders; (b) the due authorization of the execution of any document; (c) the action or vote taken, and the existence of a quorum, at a meeting of the Board or Shareholders; (d) a copy of the Declaration of Trust or of the Bylaws as a true and complete copy as then in force; (e) an amendment to the Declaration of Trust; (f) the termination of the Trust; or (g) the existence of any fact or facts that relate to the affairs of the Trust. No purchaser, lender, transfer agent or other Person shall be bound to make any inquiry concerning the validity of any transaction purporting to be made on behalf of the Trust by the Board or by any duly authorized officer, employee or agent of the Trust.

Section ~~17.3~~15.3   Severability.

(a)          The provisions of the Declaration of Trust are severable, and if the Board shall determine that any one or more of such provisions are in conflict with the REIT Provisions of the Code, or other applicable federal or state laws, the conflicting provisions shall be deemed never to have constituted a part of the Declaration of Trust, even without any amendment of the Declaration of Trust pursuant to Article ~~XIV~~XII hereof; provided, however, that such determination by the Board shall not affect or impair any of the remaining provisions of the Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination. No Trustee shall be liable for making or failing to make such a determination. In the event of any such determination by the Board of Trustees, the Board shall amend the Declaration of Trust in the manner provided in Section ~~14.2.~~12.2.

(b)          If any provision of the Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such holding shall not in any manner affect or render invalid or unenforceable such provision in any other jurisdiction or any other provision of the Declaration of Trust in any jurisdiction.

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Section 17.4         Construction. In the Declaration of Trust, unless the context otherwise requires, words used in the singular or in the plural include both the plural and singular and words denoting any gender include both genders. The title and headings of different parts are inserted for convenience and shall not affect the meaning, construction or effect of the Declaration of Trust. In defining or interpreting the powers and duties of the Trust and its Trustees and officers, reference shall be made to Section 2-405.1(a) and (b) and Title 3, Subtitle 4 of the MGCL and may be made, to the extent appropriate, to any other provisions of Titles 1 through 3 of the MGCL and to the Code. In furtherance and not in limitation of the foregoing, in accordance with the provisions of Title 3, Subtitles 6 and 7, of the MGCL, the Trust shall be included within the definition of “corporation” for purposes of such provisions.

Section 17.5         Recordation. The Declaration of Trust and any amendment thereto shall be filed for record with the SDAT and may also be filed or recorded in such other places as the Board ~~deem~~deems appropriate, but failure to file for record the Declaration of Trust or any amendment thereto in any office other than in the State of Maryland shall not affect or impair the validity or effectiveness of the Declaration of Trust or any amendment thereto. Any restated Declaration of Trust shall, upon filing, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration of Trust and the various amendments thereto.

THIRD: The amendment and restatement of the declaration of trust of the Trust as hereinabove set forth has been duly advised by the Board of Trustees and approved by the shareholders of the Trust as required by law.

FOURTH: The name and address of the Trust’s current resident agent ~~is~~are as set forth in Article IV of the foregoing amendment and restatement of the declaration of trust.

FIFTH: The number of trustees of the Trust and the names of those currently in office are as set forth in Article VIII of the foregoing amendment and restatement of the declaration of trust.

SIXTH: The undersigned acknowledges these ~~Second~~Third Articles of Amendment and Restatement to be the trust act of the Trust and as to all matters or facts required to be verified under oath, the undersigned acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

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IN WITNESS WHEREOF, the Trust has caused these ~~Second~~Third Articles of Amendment and Restatement to be signed in its name and on its behalf by its Chief Executive Officer and attested to by its Secretary on this ~~16th~~_____ day of ~~December, 2008.~~______________, 2014.

ATTEST:	UNITED DEVELOPMENT FUNDING IV

____________________________	By: ____________________________ (SEAL)
Name: ~~Kelley Puccio~~Donna Lawson	Name: Hollis M. Greenlaw
Title: Secretary	Title: Chief Executive Officer

96

UNITED DEVELOPMENT FUNDING

PO BOX 55909
BOSTON, MA 02205-5909

Proxy Voting Card

We encourage you to take advantage of Internet, telephone or fax voting. All are available 24 hours a day, 7 days a week.

All votes, whether by Internet, telephone, mail or fax, must be received by 11:59 p.m. Eastern Daylight Time on July 24, 2014 to be included in the voting results.

Vote by Internet

http://www.2voteproxy.com/udf

Go to the Web site address listed above. Have your proxy card ready. Follow the simple instructions that appear on your computer screen.

Vote by Telephone

1-800-830-3542

Use any touch-tone telephone. Have your proxy card ready.

Vote by Mail or Fax

Mark, sign and date your proxy card and mail promptly in the postage-paid envelope provided or fax your vote to 1-781-633-4036.

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-9100

PROXY
UNITED DEVELOPMENT FUNDING IV
Annual Meeting of Shareholders
July 25, 2014

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

The Board of Trustees recommends a vote (1) "FOR ALL" nominees named in Proposal No. 1; (2) "FOR" the advisory vote to approve the named executive officer compensation in Proposal No. 2; (3) to recommend that an advisory vote to approve, on an advisory basis, named executive officer compensation be held "EVERY THREE YEARS" in Proposal No. 3; (4) "FOR" each of the seven proposals to amend and restate our declaration of trust in Proposals No. 4A-4G; and (5) "FOR" Proposal No. 5. If no specification is made, such proxy will be voted (1) "FOR ALL" nominees named in Proposal No. 1; (2) "FOR" the advisory vote to approve the named executive officer compensation in Proposal No. 2; (3) to recommend that an advisory vote to approve, on an advisory basis, named executive officer compensation be held "EVERY THREE YEARS" in Proposal No. 3; (4) "FOR" each of the seven proposals to amend and restate our declaration of trust in Proposals No. 4A-4G; and (5) "FOR" Proposal No. 5.

The undersigned shareholder of United Development Funding IV, a Maryland real estate investment trust, hereby appoints Todd F. Etter and Hollis M. Greenlaw, and each of them, as proxies and attorneys-in-fact for the undersigned with full power of substitution in each of them, to attend the 2014 Annual Meeting of Shareholders of United Development Funding IV to be held on July 25, 2014 at 10:00 a.m. local time at the offices of the company, 1301 Municipal Way, Suite 100, Grapevine, Texas 76051, and any and all adjournments or postponements thereof, to cast, on behalf of the undersigned, all votes that the undersigned would be entitled to cast if personally present, and otherwise to represent the undersigned, at such meeting and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in their discretion on such other matters as may properly come before the meeting or any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and of the accompanying proxy statement, which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

Important: Please sign exactly as name appears hereon. Joint owners should each sign personally. Trustees and others signing in a representative or fiduciary capacity should indicate their full titles in such capacity.

Signature____________________ Signature ____________________ Date ________________

UDF14-PXY-V3

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 25, 2014

The Proxy Statement and the 2013 Annual Report to Shareholders are available at:

http://www.2voteproxy.com/udf

You may obtain directions to attend the 2014 Annual Meeting of Shareholders by calling 1-800-859-9338.

THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES OR, IN THE ABSENCE OF SUCH A RECOMMENDATION, IN THEIR DISCRETION, INCLUDING MATTERS INCIDENT TO ITS CONDUCT OR A MOTION TO ADJOURN OR POSTPONE THE MEETING TO ANOTHER TIME AND/OR PLACE FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES FOR ANY OR ALL OF THE PROPOSALS REFERENCED HEREIN.

Please fill in the box(es) as shown using black or blue ink or a No. 2 pencil. Please do not use fine point pens. [X]

1. Election of five trustees, each until the Annual Meeting of Shareholders to be held in the year 2015 and until his successor is duly elected and qualified:

   Nominees:

   (01) Hollis M. Greenlaw (02) Phillip K. Marshall
   (03) J. Heath Malone (04) Stephen J. Finkle
   (05) John R. ("Bobby") Ray

	For All	Withhold All	For all Except*
1.	☐	☐	☐

*** To withhold authority to vote for any individual nominee(s), write the number of the nominee(s) in the box to the right:** ☐

	For	Against	Abstain
2.	☐	☐	☐

3. To recommend, on a non-binding advisory basis, the frequency with which the Trust's shareholders would like to cast a non-binding advisory vote on the Trust's named executive officer compensation.

	Every 3 Years	Every 2 Years	Every Year	Abstain
3.	☐	☐	☐	☐

4. To approve the following amendments to, and restatement of, our declaration of trust:

4A. Remove certain provisions originally included to comply with the NASAA REIT Guidelines.

4C. Clarify certain provisions related to (i) indemnification and advancement of expenses, (ii) distributions of shares of one class to holders of another class and (iii) the interpretation of ambiguities in our declaration of trust.

4D. Delete certain provisions related to the issuance of share certificates and requiring that the independent trustees approve the issuance of preferred shares.

4E. Add certain provisions related to (i) qualifying for federal income tax treatment as a REIT and (ii) additional transfer procedures.

4F. Update certain provisions to reflect a listing of the shares of beneficial interest on NASDAQ, delete the provision regarding noncompliant tender offers and revise obsolete references to the NYSE.

	For	Against	Abstain
4A.	☐	☐	☐
4B.	☐	☐	☐
4C.	☐	☐	☐
4D.	☐	☐	☐
4E.	☐	☐	☐
4F.	☐	☐	☐
4G.	☐	☐	☐
5.	☐	☐	☐

UDF14-PXY-V3